UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

    ANNUAL REPORT                    OCTOBER 31, 2011

Capital Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Stocks Advanced Despite Sharp Volatility

Stocks began the 12-month period ended October 31, 2011, in rally mode, fueled by better economic data, robust corporate earnings growth, and the Federal Reserve’s second round of quantitative easing (QE2), or the purchase of U.S. government securities to increase the money supply and encourage risk-taking among investors. Most broad U.S. stock indices gained 15%–20% during the first six months of the period.

Stock market sentiment soured throughout most of the period’s second half. Signs that the economic recovery was stalling and inflation was increasing sent investors away from riskier assets and into defensive securities. In particular, weak economic data, including a first-half 2011 economic growth rate of only 0.8%, combined with the controversial debate surrounding the U.S. debt ceiling in late July and early August and Standard & Poor’s subsequent stripping of the stellar credit rating the U.S. had enjoyed since 1917, rattled investors’ nerves and drove down U.S. and global stocks. At the same time, solvency concerns re-emerged in peripheral Europe, threatening the eurozone’s entire banking system and sending additional shockwaves throughout the global financial markets.

The markets reversed course again in the final month of the period on a fresh round of optimism. Bolstered by better economic news, solid corporate earnings, and Europe’s efforts to stabilize its sovereign debt, stocks rallied sharply in October 2011, which helped generate positive 12-month returns for the major U.S. stock indices.

Value Lagged; Companies Boosted Dividends

Value stocks lagged their growth stock counterparts across the capitalization spectrum. Much of this was due to ongoing challenges facing the financial sector, a large component of most value benchmarks. In particular, the extended period of unusually low interest rates along with new federal regulations are creating profitability problems for many banks.

On a positive note, dividends paid by S&P 500 companies increased 15% on a year-over-year basis. This primarily was due to higher company profits and the increasing recognition that dividend growth is an important demonstration of a company’s sustainable growth.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell Midcap Index	7.85%
Russell Midcap Value Index	5.83%
Russell Midcap Growth Index	10.08%

4

Performance

Total Returns as of October 31, 2011
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACTIX	5.67%(2) 5.42%(2) 4.01%(2)	-3.23% -3.68% -2.70%	3.34% 2.93% 2.83%	3.46% 3.06% 2.91%	3/31/99
Russell 1000 Value Index	—	6.16%	-2.05%	4.57%	3.51%	—
Institutional Class Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACPIX	5.87%(2) 5.59%(2) 4.19%(2)	-3.02%(2) -3.50%(2) -2.53%(2)	— — —	2.64% 2.23% 2.24%	3/1/02
A Class(3) No sales charge* With sales charge* Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACCVX	5.41%(2) -0.67%(2) -0.86%(2) -0.17%(2)	-3.46% -4.59% -5.00% -3.83%	— — — —	3.87% 3.14% 2.81% 2.72%	5/14/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
After-tax returns are calculated with sales charge, as applicable, using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.11%	0.91%	1.36%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Capital Value returned 5.67%(1) for the 12 months ended October 31, 2011. By comparison, its benchmark, the Russell 1000 Value Index, returned 6.16%, while the broader market, as measured by the S&P 500 Index, returned 8.09%.(2) The fund’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like Capital Value’s, reflects operating expenses) was 5.07%.(3)

Despite significant volatility, stock prices posted solid gains during the one-year reporting period (as described in the Market Perspective on page 4). When the period began in November 2010, investors were optimistic about the outlook for U.S. economic growth. However, the economy weakened early in 2011, raising concern about the sustainability of the recovery. The equity market was also roiled by a series of dramatic events, including popular uprisings in North Africa and the Middle East, which drove up oil prices, and the tragedy of the earthquake, tsunami, and nuclear disaster in Japan. Throughout the reporting period, fear about the European sovereign debt crisis was pervasive. Market sentiment fluctuated, sometimes dramatically, as investors shifted back and forth between riskier asset classes and traditional safe havens such as U.S. Treasuries. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. Although Capital Value slightly lagged its benchmark index, the portfolio received positive results in absolute terms from nine of the 10 sectors in which it was invested. On a relative basis, positions in the financials, utilities, and information technology sectors detracted. Investments in the energy and consumer discretionary sectors enhanced performance.

Financials Dampened Relative Results

Financials stocks were volatile during the reporting period, largely in response to Europe’s sovereign debt crisis and the efforts of European policymakers to contain it. Although an underweighted position in the sector was advantageous, the portfolio was hampered by its overweights in capital markets and diversified financial services companies. Many of these stocks, including portfolio holdings Goldman Sachs Group and Citigroup, underperformed as interest rates fell and global credit concerns increased. Both companies reported weakness in trading and investment banking. In addition, both shares of Goldman and Citigroup declined on concern that new capital requirements for global banks could hurt their profits.

Utilities Slowed Performance

The portfolio’s underweight in utilities dampened relative results. Utilities stocks, which generally have high dividend yields, performed well during the reporting period, posting the second-strongest sector performance in the benchmark. We continue to believe that many of these stocks are overvalued.

(1)	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

(2)	The S&P 500 Index average annual returns were 0.25% and 3.69% for the five- and 10-year periods ended October 31, 2011, respectively.

(3)
The average returns for Morningstar’s Large Cap Value category were -1.44% and 4.03% for the five- and 10-year periods ended October 31, 2011, respectively. © 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Information Technology Hampered Progress

Capital Value was hindered by an overweight position and security selection in the information technology sector, which was one of the weakest performers in the benchmark. The management team favors this sector because information technology companies generally have attractive valuations, strong balance sheets, and solid growth prospects. The computers and peripherals industry was the source of notable detractor Hewlett-Packard (HP). HP reduced revenue and earnings guidance on weakness in its services, personal computer, and printer businesses. The company also made an expensive acquisition and made an unexpected change in its chief executive officer.

Energy Boosted Results

An overweight in energy, the strongest-performing sector in the benchmark, contributed significantly to relative performance. In particular, the portfolio benefited from investments among large integrated oil and gas companies. Capital Value’s top two overweights—Exxon Mobil and Chevron Corp.—were also its top two contributors. Both companies have track records of superior earnings and continue to expand their oil and gas production capabilities.

Effective security selection in the energy equipment and services industry also enhanced results. The portfolio was overweight National Oilwell Varco when it reported better-than-expected results on new equipment orders from oil and gas exploration companies.

Consumer Discretionary Contributed

Strong stock selection in the consumer discretionary sector added to relative performance. As advertising revenues improved, the portfolio’s mix of media stocks was especially advantageous. A notable contributor was CBS Corp. CBS shares rose more than 54% during the reporting period as a result of strong earnings, robust advertising sales, and an increase in its quarterly dividend.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of October 31, 2011, Capital Value is broadly diversified, with ongoing overweight positions in the health care, information technology, telecommunication services, and energy sectors. Our valuation work is also directing us toward smaller relative weightings in utilities, industrials, and financials stocks. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Chevron Corp.	4.7%
Pfizer, Inc.	3.5%
AT&T, Inc.	3.4%
General Electric Co.	3.4%
Exxon Mobil Corp.	3.3%
Wells Fargo & Co.	3.1%
JPMorgan Chase & Co.	3.0%
Procter & Gamble Co. (The)	3.0%
Merck & Co., Inc.	2.9%
Johnson & Johnson	2.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.9%
Pharmaceuticals	10.1%
Insurance	8.7%
Commercial Banks	6.0%
Diversified Telecommunication Services	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.3%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 – 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$915.50	$4.83	1.00%
Investor Class (before waiver)	$1,000	$915.50(2)	$5.31	1.10%
Institutional Class (after waiver)	$1,000	$917.10	$3.87	0.80%
Institutional Class (before waiver)	$1,000	$917.10(2)	$4.35	0.90%
A Class (after waiver)	$1,000	$915.40	$6.03	1.25%
A Class (before waiver)	$1,000	$915.40(2)	$6.52	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Investor Class (before waiver)	$1,000	$1,019.66	$5.60	1.10%
Institutional Class (after waiver)	$1,000	$1,021.17	$4.08	0.80%
Institutional Class (before waiver)	$1,000	$1,020.67	$4.58	0.90%
A Class (after waiver)	$1,000	$1,018.90	$6.36	1.25%
A Class (before waiver)	$1,000	$1,018.40	$6.87	1.35%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

11

Schedule of Investments

OCTOBER 31, 2011

Shares	Value
Common Stocks — 98.5%
AEROSPACE AND DEFENSE — 1.6%
Honeywell International, Inc.	10,430	$546,532
Lockheed Martin Corp.	5,560	422,004
Northrop Grumman Corp.	5,070	292,792
Raytheon Co.	14,720	650,477
		1,911,805
AIRLINES — 0.4%
Southwest Airlines Co.	54,690	467,600
AUTOMOBILES — 0.7%
Ford Motor Co.(1)	74,740	872,963
BEVERAGES — 0.8%
PepsiCo, Inc.	14,960	941,732
BIOTECHNOLOGY — 2.3%
Amgen, Inc.	32,730	1,874,447
Gilead Sciences, Inc.(1)	21,160	881,526
		2,755,973
CAPITAL MARKETS — 3.5%
Ameriprise Financial, Inc.	19,690	919,129
Bank of New York Mellon Corp. (The)	46,060	980,157
BlackRock, Inc.	3,640	574,356
Goldman Sachs Group, Inc. (The)	12,050	1,320,077
Morgan Stanley	21,250	374,850
		4,168,569
CHEMICALS — 0.4%
E.I. du Pont de Nemours & Co.	10,310	495,602
COMMERCIAL BANKS — 6.0%
PNC Financial Services Group, Inc.	28,060	1,507,103
U.S. Bancorp.	74,880	1,916,179
Wells Fargo & Co.	140,340	3,636,209
		7,059,491
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Avery Dennison Corp.	12,880	342,608
COMMUNICATIONS EQUIPMENT — 2.6%
Cisco Systems, Inc.	165,530	3,067,271
COMPUTERS AND PERIPHERALS — 1.9%
Hewlett-Packard Co.	64,280	1,710,491
Western Digital Corp.(1)	21,980	585,547
		2,296,038
DIVERSIFIED FINANCIAL SERVICES — 5.4%
Bank of America Corp.	98,830	675,009
Citigroup, Inc.	67,840	2,143,066
JPMorgan Chase & Co.	101,770	3,537,525
		6,355,600
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.7%
AT&T, Inc.	138,290	$4,053,280
CenturyLink, Inc.	35,290	1,244,325
Verizon Communications, Inc.	38,510	1,424,100
		6,721,705
ELECTRIC UTILITIES — 2.8%
American Electric Power Co., Inc.	37,730	1,482,034
Exelon Corp.	14,920	662,299
PPL Corp.	39,190	1,151,010
		3,295,343
ENERGY EQUIPMENT AND SERVICES — 1.3%
National Oilwell Varco, Inc.	3,070	218,983
Schlumberger Ltd.	10,150	745,721
Transocean Ltd.	10,920	624,078
		1,588,782
FOOD AND STAPLES RETAILING — 3.3%
CVS Caremark Corp.	49,450	1,795,035
Kroger Co. (The)	24,390	565,360
SYSCO Corp.	9,940	275,537
Wal-Mart Stores, Inc.	21,640	1,227,421
		3,863,353
FOOD PRODUCTS — 0.6%
Kraft Foods, Inc., Class A	21,640	761,295
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.9%
Medtronic, Inc.	31,910	1,108,553
HEALTH CARE PROVIDERS AND SERVICES — 1.4%
Aetna, Inc.	16,280	647,293
Quest Diagnostics, Inc.	5,360	299,088
WellPoint, Inc.	10,720	738,608
		1,684,989
HOUSEHOLD PRODUCTS — 3.0%
Procter & Gamble Co. (The)	55,250	3,535,447
INDUSTRIAL CONGLOMERATES — 3.9%
General Electric Co.	236,710	3,955,424
Tyco International Ltd.	13,450	612,648
		4,568,072
INSURANCE — 8.7%
Allstate Corp. (The)	30,390	800,473
American International Group, Inc.(1)	16,000	395,040
Berkshire Hathaway, Inc., Class B(1)	15,830	1,232,524
Chubb Corp. (The)	16,570	1,111,018
Loews Corp.	27,590	1,095,323
MetLife, Inc.	44,950	1,580,442
Principal Financial Group, Inc.	31,000	799,180
Prudential Financial, Inc.	22,330	1,210,286

12

Shares	Value
Torchmark Corp.	9,460	$387,198
Travelers Cos., Inc. (The)	28,150	1,642,552
		10,254,036
IT SERVICES — 0.5%
Fiserv, Inc.(1)	10,040	591,055
MACHINERY — 1.2%
Dover Corp.	12,540	696,346
Ingersoll-Rand plc	21,930	682,681
		1,379,027
MEDIA — 3.7%
CBS Corp., Class B	20,250	522,653
Comcast Corp., Class A	75,550	1,771,647
Time Warner, Inc.	45,520	1,592,745
Viacom, Inc., Class B	10,900	477,965
		4,365,010
METALS AND MINING — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	5,030	202,508
Nucor Corp.	19,140	723,109
		925,617
MULTI-UTILITIES — 1.0%
PG&E Corp.	26,920	1,154,868
MULTILINE RETAIL — 2.7%
Kohl’s Corp.	13,160	697,612
Macy’s, Inc.	30,120	919,564
Target Corp.	27,630	1,512,742
		3,129,918
OIL, GAS AND CONSUMABLE FUELS — 11.9%
Apache Corp.	9,540	950,470
Chevron Corp.	52,590	5,524,579
ConocoPhillips	24,890	1,733,589
Exxon Mobil Corp.	50,490	3,942,764
Occidental Petroleum Corp.	6,890	640,357
Total SA ADR	14,530	759,919
Valero Energy Corp.	21,550	530,130
		14,081,808
PAPER AND FOREST PRODUCTS — 0.7%
International Paper Co.	29,900	828,230
PHARMACEUTICALS — 10.1%
Abbott Laboratories	18,360	989,053
Johnson & Johnson	52,930	3,408,163
Merck & Co., Inc.	98,850	3,410,325
Pfizer, Inc.	215,920	4,158,619
		11,966,160
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.5%
Applied Materials, Inc.	54,880	676,121
Intel Corp.	119,900	2,942,346
Marvell Technology Group Ltd.(1)	37,920	$530,501
		4,148,968
SOFTWARE — 2.5%
Activision Blizzard, Inc.	31,880	426,873
Adobe Systems, Inc.(1)	13,320	391,741
Microsoft Corp.	39,480	1,051,352
Oracle Corp.	32,720	1,072,235
		2,942,201
SPECIALTY RETAIL — 1.7%
Lowe’s Cos., Inc.	59,210	1,244,594
Staples, Inc.	49,030	733,489
		1,978,083
TOBACCO — 0.7%
Altria Group, Inc.	29,250	805,838
TOTAL COMMON STOCKS (Cost $97,495,803)		116,413,610
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $447,741), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $438,316)		438,315
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $449,201), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $438,315)		438,315
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $446,653), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $438,315)		438,314
SSgA U.S. Government Money Market Fund	38,290	38,290
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,353,234)		1,353,234
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $98,849,037)		117,766,844
OTHER ASSETS AND LIABILITIES — 0.3%		365,643
TOTAL NET ASSETS — 100.0%		$118,132,487

Notes to Schedule of Investments

ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $98,849,037)	$117,766,844
Receivable for investments sold	1,624,992
Receivable for capital shares sold	83,402
Dividends and interest receivable	194,029
119,669,267

Liabilities
Payable for investments purchased	1,384,828
Payable for capital shares redeemed	54,157
Accrued management fees	97,115
Distribution and service fees payable	680
1,536,780

Net Assets	$118,132,487

Net Assets Consist of:
Capital (par value and paid-in surplus)	$117,746,947
Undistributed net investment income	1,673,790
Accumulated net realized loss	(20,206,057)
Net unrealized appreciation	18,917,807
$118,132,487

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$111,188,086	18,643,551	$5.96
Institutional Class, $0.01 Par Value	$3,617,928	605,810	$5.97
A Class, $0.01 Par Value	$3,326,473	559,002	$5.95	*

*Maximum offering price $6.31 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,032)	$3,437,668
Interest	384
3,438,052

Expenses:
Management fees	1,486,438
Distribution and service fees — A Class	10,004
Directors’ fees and expenses	5,647
1,502,089
Fees waived	(135,809)
1,366,280

Net investment income (loss)	2,071,772

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	12,040,029
Change in net unrealized appreciation (depreciation) on investments	(5,433,491)

Net realized and unrealized gain (loss)	6,606,538

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,678,310

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$2,071,772	$2,559,390
Net realized gain (loss)	12,040,029	1,237,403
Change in net unrealized appreciation (depreciation)	(5,433,491)	11,294,260
Net increase (decrease) in net assets resulting from operations	8,678,310	15,091,053

Distributions to Shareholders
From net investment income:
Investor Class	(2,149,583)	(2,997,083)
Institutional Class	(71,311)	(160,186)
A Class	(56,838)	(74,678)
Decrease in net assets from distributions	(2,277,732)	(3,231,947)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(33,415,464)	(38,059,437)

Net increase (decrease) in net assets	(27,014,886)	(26,200,331)

Net Assets
Beginning of period	145,147,373	171,347,704
End of period	$118,132,487	$145,147,373

Undistributed net investment income	$1,673,790	$1,897,090

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of medium to large companies that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

The fund is authorized to issue the Investor Class, the Institutional Class and the A Class (formerly Advisor Class). The A Class may incur an initial sales charge. The A Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class and A Class. The Institutional Class is 0.20% less at each point within the range. During the year ended October 31, 2011, the investment advisor voluntarily agreed to waive 0.100% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2012, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2011 was $128,070, $3,738 and $4,001 for the Investor Class, Institutional Class and A Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2011 was 1.10% for the Investor Class and A Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2011 was 1.00% for the Investor Class and A Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $49,810,476 and $84,958,571, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,861,396	$11,169,225	1,955,169	$10,850,916
Issued in reinvestment of distributions	325,518	1,927,066	451,737	2,507,145
Redeemed	(7,465,681)	(44,959,583)	(8,285,413)	(45,868,497)
	(5,278,767)	(31,863,292)	(5,878,507)	(32,510,436)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	273,829	1,635,705	390,590	2,170,864
Issued in reinvestment of distributions	7,940	47,007	8,418	46,637
Redeemed	(369,861)	(2,257,450)	(1,214,410)	(6,689,788)
	(88,092)	(574,738)	(815,402)	(4,472,287)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	105,439	642,697	116,151	650,738
Issued in reinvestment of distributions	9,570	56,655	13,441	74,594
Redeemed	(278,681)	(1,676,786)	(327,159)	(1,802,046)
	(163,672)	(977,434)	(197,567)	(1,076,714)
Net increase (decrease)	(5,530,531)	$(33,415,464)	(6,891,476)	$(38,059,437)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$116,413,610	—	—
Temporary Cash Investments	38,290	$1,314,944	—
Total Value of Investment Securities	$116,451,900	$1,314,944	—

20

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$2,277,732	$3,231,947
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$101,033,007
Gross tax appreciation of investments	$22,426,050
Gross tax depreciation of investments	(5,692,213)
Net tax appreciation (depreciation) of investments	$16,733,837
Undistributed ordinary income	$1,673,790
Accumulated capital losses	$(18,022,087)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$5.73	0.09	0.23	0.32	(0.09)	—	(0.09)	$5.96	5.67%	1.00%	1.10%	1.53%	1.43%	37%	$111,188
2010	$5.32	0.09	0.42	0.51	(0.10)	—	(0.10)	$5.73	9.69%	1.09%	1.11%	1.56%	1.54%	27%	$137,037
2009	$5.17	0.11	0.21	0.32	(0.17)	—	(0.17)	$5.32	6.85%	1.10%	1.10%	2.33%	2.33%	19%	$158,431
2008	$8.78	0.14	(3.28)	(3.14)	(0.13)	(0.34)	(0.47)	$5.17	(37.52)%	1.10%	1.10%	1.98%	1.98%	26%	$185,569
2007	$8.23	0.13	0.65	0.78	(0.12)	(0.11)	(0.23)	$8.78	9.66%	1.10%	1.10%	1.52%	1.52%	15%	$461,413
Institutional Class
2011	$5.74	0.10	0.24	0.34	(0.11)	—	(0.11)	$5.97	5.87%	0.80%	0.90%	1.73%	1.63%	37%	$3,618
2010	$5.32	0.10	0.43	0.53	(0.11)	—	(0.11)	$5.74	10.11%	0.89%	0.91%	1.76%	1.74%	27%	$3,980
2009	$5.17	0.12	0.21	0.33	(0.18)	—	(0.18)	$5.32	7.07%	0.90%	0.90%	2.53%	2.53%	19%	$8,035
2008	$8.79	0.15	(3.28)	(3.13)	(0.15)	(0.34)	(0.49)	$5.17	(37.46)%	0.90%	0.90%	2.18%	2.18%	26%	$12,030
2007	$8.24	0.15	0.65	0.80	(0.14)	(0.11)	(0.25)	$8.79	9.88%	0.90%	0.90%	1.72%	1.72%	15%	$28,077

22

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2011	$5.72	0.08	0.23	0.31	(0.08)	—	(0.08)	$5.95	5.41%	1.25%	1.35%	1.28%	1.18%	37%	$3,326
2010	$5.30	0.07	0.44	0.51	(0.09)	—	(0.09)	$5.72	9.64%	1.34%	1.36%	1.31%	1.29%	27%	$4,130
2009	$5.15	0.10	0.21	0.31	(0.16)	—	(0.16)	$5.30	6.59%	1.35%	1.35%	2.08%	2.08%	19%	$4,881
2008	$8.76	0.12	(3.28)	(3.16)	(0.11)	(0.34)	(0.45)	$5.15	(37.78)%	1.35%	1.35%	1.73%	1.73%	26%	$7,004
2007	$8.21	0.11	0.65	0.76	(0.10)	(0.11)	(0.21)	$8.76	9.40%	1.35%	1.35%	1.27%	1.27%	15%	$16,059

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.
Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

29

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

30

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

31

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $2,277,732, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73908   1112

    ANNUAL REPORT                      OCTOBER 31, 2011

Balanced Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Notes to Financial Statements	31
Financial Highlights	38
Report of Independent Registered Public Accounting Firm	39
Management	40
Approval of Management Agreement	43
Additional Information	48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

U.S. Stocks Advanced Despite Wide Swings in Market Sentiment

The U.S. stock market weathered significant volatility during the 12 months ended October 31, 2011, and generated positive results overall. Stocks rallied throughout the first half of the period as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks continued to advance in early 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt weighed on investor confidence. The pullback in stocks picked up steam from July through September, but the market finished the period on a positive note, rebounding in October thanks to better economic news and positive developments in Europe.

For the 12 months, the broad equity indices returned approximately 8%. Large-cap stocks led the market’s advance, while growth shares outperformed value-oriented issues across all market capitalizations.

Broad Gains for U.S. Bonds

The U.S. bond market also gained ground for the 12-month period. The bulk of the bond market’s advance occurred during the final six months of the period as weaker economic conditions and concerns about fiscal deficits worldwide boosted demand for bonds. Treasury bonds benefited the most as investors fled riskier assets and shifted into the relative safety of the Treasury market, driving Treasury yields down to historically low levels.

Nonetheless, investment-grade corporate bonds were the best performers in the bond market during the 12-month period. Corporate securities benefited from improving economic conditions during the first half of the period and kept pace with the broad bond market rally over the last six months. Treasury bonds also posted solid gains, while mortgage-backed securities lagged as record-low mortgage rates led to concerns about higher refinancing activity.

U.S. Market Returns
For the 12 months ended October 31, 2011
U.S. Stock Indices		Barclays Capital U.S. Bond Market Indices
Russell 1000 Index (large-cap)	8.01%	Corporate (investment-grade)	6.14%
Russell Midcap Index	7.85%	Treasury	5.27%
Russell 2000 Index (small-cap)	6.71%	Aggregate (multi-sector)	5.00%
		MBS (mortgage-backed securities)	4.53%

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	8.26%	3.01%	4.90%	7.73%	10/20/88
Blended index(1)	—	7.25%	3.12%	4.75%	8.70%(2)	—
S&P 500 Index	—	8.09%	0.25%	3.69%	9.13%(2)	—
Barclays Capital U.S. Aggregate Bond Index	—	5.00%	6.41%	5.46%	7.24%(2)	—
Institutional Class	ABINX	8.48%	3.20%	5.10%	3.39%	5/1/00

(1)
The blended index combines two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays Capital U.S. Aggregate Bond Index.

(2)	Since 10/31/88, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.91%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 8.26%* for the 12 months ended October 31, 2011. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index) returned 7.25%.

The returns for both the fund and its benchmark reflected the positive performance of the U.S. stock and bond markets for the 12-month period. The Balanced fund outpaced its benchmark thanks to strong results from its equity component, which outperformed the S&P 500. In contrast, the fixed-income portion of the portfolio modestly underperformed its component of the benchmark. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Stock Component Outperformed

The stock portion of the Balanced fund posted a double-digit gain for the 12-month period, surpassing the 8.09% return of the S&P 500. The key factor behind this outperformance was individual stock selection, which added value in seven of ten market sectors, led by the financials and health care sectors.

When it comes to stock selection, underweighting stocks that don’t perform well is just as important as overweighting stocks that do perform well, and this was a key factor in the outperformance of the fund’s financials holdings. For example, underweight positions in diversified financial services firm Bank of America and investment bank Goldman Sachs, both of which lowered earnings projections as they struggled with narrowing net interest margins and problematic loans, contributed meaningfully to outperformance.

In the health care sector, biotechnology firms and health care providers generated virtually all of the outperformance. The top relative performance contributor in the equity portion of the portfolio was biotechnology company Biogen Idec, which rallied sharply amid robust sales of its multiple sclerosis medications. Health care provider Humana, which benefited from rising enrollment and better cost management, also added value.

Other top contributors in the stock component included vehicle maker Polaris Industries, which reported record earnings and revenues resulting from strong sales of its off-road vehicles and motorcycles, and apparel maker VF Corp., which outpaced earnings expectations and made a beneficial acquisition.

On the downside, the utilities and energy sectors of the stock component had the biggest negative impact on results versus the S&P 500. Companies that provide multiple sources of power detracted the most in the utilities sector. Integrys Energy Group, which distributes electricity and natural gas in the Midwest, declined during the period as weaker demand led to lower revenues. In the energy sector, stock choices among oil and gas producers and an underweight position in energy equipment and services providers weighed on performance. The most significant detractors included offshore drilling services provider W&T Offshore and energy producer Marathon Oil.

*All fund returns referenced in this commentary are for Investor Class shares.

Although the equity portion’s information technology holdings contributed positively overall to relative results, the two biggest individual detractors came from this sector. Printer maker Lexmark International reported disappointing earnings as increased competition led to weaker sales and declining prices, while electronic components manufacturer Vishay Intertechnology tumbled as revenues fell short of analyst expectations.

Fixed-Income Portion Lagged

The fixed-income component of the Balanced portfolio slightly underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index for the 12-month period.

Sector allocation produced mixed results. On the positive side, an overweight position in corporate bonds added value as corporate securities were the best performers in the bond market for the 12 months. The fund also benefited from its exposure to municipal bonds in early 2011, as well as a position in German government bonds (hedged to remove the effects of currency fluctuations), which rallied amid a flight to quality in Europe. However, an underweight position in Treasury securities detracted from relative results, particularly in the last half of the period. In addition, a modest position in commercial mortgage-backed securities weighed on performance as these securities underperformed during the reporting period.

We reduced the bond portion’s overweight position in corporate bonds halfway through the period, taking some risk off the table. At the same time, we brought the bond component’s position in residential mortgage-backed securities back to neutral versus its benchmark after holding an underweight position for an extended period of time. This shift detracted from results as corporate bonds outperformed mortgage-backed securities over the last six months.

For much of the period, the bond component was positioned for a flatter yield curve (a narrower gap between long- and short-term Treasury yields). Although this positioning detracted from results early in the period, it added value over the last six months as the yield curve flattened considerably during the Treasury market rally. As a result, we eliminated this yield curve positioning from the portfolio in September.

Outlook

As we move into 2012, uncertainty regarding the economic environment and the sovereign debt situation in Europe is likely to result in continued volatility in the stock and bond markets. We believe that our disciplined investment processes, for both the equity and fixed-income components of the portfolio, are especially critical in periods of extreme market volatility, because we adhere to our investment approach regardless of the short-term swings and emotion sweeping the financial markets.

Fund Characteristics

OCTOBER 31, 2011
Top Ten Stock Holdings	% of net assets
Exxon Mobil Corp.	2.5%
International Business Machines Corp.	1.7%
Chevron Corp.	1.6%
Apple, Inc.	1.6%
Microsoft Corp.	1.5%
Johnson & Johnson	1.3%
AT&T, Inc.	1.2%
Intel Corp.	1.1%
Wells Fargo & Co.	1.1%
Verizon Communications, Inc.	1.1%

Top Five Stock Industries	% of net assets
Oil, Gas and Consumable Fuels	6.4%
Pharmaceuticals	4.1%
IT Services	3.3%
Insurance	2.8%
Software	2.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	61.0%
U.S. Government Agency Mortgage-Backed Securities	11.7%
Corporate Bonds	11.4%
U.S. Treasury Securities	6.6%
U.S. Government Agency Securities	2.6%
Commercial Mortgage-Backed Securities	2.2%
Collateralized Mortgage Obligations	1.4%
Municipal Securities	0.7%
Sovereign Governments and Agencies	0.7%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(0.6)%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.2 years
Average Duration (Effective)	5.1 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$984.00	$4.50	0.90%
Institutional Class	$1,000	$984.90	$3.50	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
Institutional Class	$1,000	$1,021.68	$3.57	0.70%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2011

Shares/Principal Amount	Value

Common Stocks — 61.0%
AEROSPACE AND DEFENSE — 1.9%
Boeing Co. (The)	6,253	$411,384
General Dynamics Corp.	43,103	2,766,782
Northrop Grumman Corp.	44,915	2,593,841
United Technologies Corp.	52,659	4,106,349
		9,878,356
AIR FREIGHT AND LOGISTICS — 0.6%
United Parcel Service, Inc., Class B	44,390	3,117,954
AUTO COMPONENTS — 0.5%
TRW Automotive Holdings Corp.(1)	56,992	2,399,363
AUTOMOBILES — 0.4%
Ford Motor Co.(1)	199,962	2,335,556
BEVERAGES — 1.9%
Coca-Cola Co. (The)	29,470	2,013,391
Coca-Cola Enterprises, Inc.	89,128	2,390,413
Constellation Brands, Inc., Class A(1)	111,300	2,250,486
Dr Pepper Snapple Group, Inc.	65,396	2,449,080
PepsiCo, Inc.	9,098	572,719
		9,676,089
BIOTECHNOLOGY — 1.3%
Amgen, Inc.	51,409	2,944,193
Biogen Idec, Inc.(1)	12,897	1,500,695
United Therapeutics Corp.(1)	50,613	2,213,307
		6,658,195
CAPITAL MARKETS — 0.9%
Affiliated Managers Group, Inc.(1)	7,332	679,017
Bank of New York Mellon Corp. (The)	139,237	2,962,963
Janus Capital Group, Inc.	97,895	642,191
Legg Mason, Inc.	14,346	394,515
		4,678,686
CHEMICALS — 1.6%
CF Industries Holdings, Inc.	16,042	2,603,135
Monsanto Co.	44,448	3,233,592
PPG Industries, Inc.	29,345	2,535,702
		8,372,429
COMMERCIAL BANKS — 1.3%
U.S. Bancorp.	44,312	1,133,944
Wells Fargo & Co.	216,324	5,604,955
		6,738,899
COMMUNICATIONS EQUIPMENT — 0.4%
Cisco Systems, Inc.	58,471	$1,083,468
Motorola Solutions, Inc.	25,905	1,215,203
		2,298,671
COMPUTERS AND PERIPHERALS — 2.5%
Apple, Inc.(1)	20,579	8,329,968
Dell, Inc.(1)	164,573	2,601,899
Lexmark International, Inc., Class A(1)	70,985	2,250,224
		13,182,091
CONSTRUCTION AND ENGINEERING — 0.5%
Fluor Corp.	42,170	2,397,364
URS Corp.(1)	11,164	398,555
		2,795,919
CONSUMER FINANCE — 1.4%
American Express Co.	72,355	3,662,610
Capital One Financial Corp.	44,468	2,030,409
Cash America International, Inc.	32,415	1,774,721
Discover Financial Services	3,610	85,052
		7,552,792
DIVERSIFIED CONSUMER SERVICES — 0.6%
Apollo Group, Inc., Class A(1)	25,217	1,194,025
Career Education Corp.(1)	202	3,258
ITT Educational Services, Inc.(1)	31,719	1,965,309
		3,162,592
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Bank of America Corp.	243,104	1,660,400
Citigroup, Inc.	2,987	94,360
JPMorgan Chase & Co.	44,008	1,529,718
		3,284,478
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.2%
AT&T, Inc.	208,428	6,109,025
Verizon Communications, Inc.	148,750	5,500,775
		11,609,800
ELECTRIC UTILITIES — 0.8%
American Electric Power Co., Inc.	36,698	1,441,498
Entergy Corp.	37,149	2,569,596
		4,011,094
ELECTRICAL EQUIPMENT — 0.1%
Emerson Electric Co.	15,782	759,430

Shares/Principal Amount	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Anixter International, Inc.(1)	25	$1,467
Jabil Circuit, Inc.	27,386	563,056
TE Connectivity Ltd.	5,362	190,619
Tech Data Corp.(1)	2,047	100,672
Vishay Intertechnology, Inc.(1)	145,261	1,561,556
		2,417,370
ENERGY EQUIPMENT AND SERVICES — 1.5%
Diamond Offshore Drilling, Inc.	10,624	696,297
Halliburton Co.	16,109	601,832
Helix Energy Solutions Group, Inc.(1)	119,619	2,160,319
National Oilwell Varco, Inc.	27,470	1,959,435
Schlumberger Ltd.	6,644	488,135
SEACOR Holdings, Inc.	20,317	1,729,993
		7,636,011
FOOD AND STAPLES RETAILING — 0.6%
SUPERVALU, Inc.	27,599	221,344
Wal-Mart Stores, Inc.	11,746	666,233
Walgreen Co.	61,560	2,043,792
		2,931,369
FOOD PRODUCTS — 1.2%
ConAgra Foods, Inc.	14,748	373,567
H.J. Heinz Co.	33,663	1,798,951
Hershey Co. (The)	42,212	2,415,793
Tyson Foods, Inc., Class A	85,115	1,642,719
		6,231,030
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.4%
Baxter International, Inc.	4,176	229,596
Medtronic, Inc.	40,196	1,396,409
Zimmer Holdings, Inc.(1)	11,514	605,982
		2,231,987
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
Humana, Inc.	32,401	2,750,521
UnitedHealth Group, Inc.	73,201	3,512,916
WellCare Health Plans, Inc.(1)	48,894	2,396,295
		8,659,732
HOTELS, RESTAURANTS AND LEISURE — 0.4%
Brinker International, Inc.	44,524	1,019,600
McDonald’s Corp.	6,319	586,719
Penn National Gaming, Inc.(1)	5,358	192,888
Yum! Brands, Inc.	5,276	282,635
		2,081,842
HOUSEHOLD DURABLES — 0.4%
Tempur-Pedic International, Inc.(1)	33,117	2,253,943
HOUSEHOLD PRODUCTS — 0.5%
Procter & Gamble Co. (The)	42,695	$2,732,053
INDUSTRIAL CONGLOMERATES — 0.6%
General Electric Co.	175,801	2,937,635
Tyco International Ltd.	2,486	113,237
		3,050,872
INSURANCE — 2.8%
ACE Ltd.	41,098	2,965,221
Allied World Assurance Co. Holdings AG	25,161	1,461,854
American Financial Group, Inc.	51,549	1,847,000
Berkshire Hathaway, Inc., Class B(1)	18,852	1,467,817
Horace Mann Educators Corp.	1,483	19,946
Principal Financial Group, Inc.	92,645	2,388,388
Progressive Corp. (The)	64,303	1,222,400
Prudential Financial, Inc.	61,579	3,337,582
		14,710,208
INTERNET AND CATALOG RETAIL — 0.4%
Expedia, Inc.	44,616	1,171,616
priceline.com, Inc.(1)	1,542	782,904
		1,954,520
INTERNET SOFTWARE AND SERVICES — 0.7%
Ancestry.com, Inc.(1)	9,250	210,623
Google, Inc., Class A(1)	6,232	3,693,332
		3,903,955
IT SERVICES — 3.3%
Accenture plc, Class A	56,247	3,389,444
Alliance Data Systems Corp.(1)	13,348	1,367,369
CACI International, Inc., Class A(1)	3,318	182,125
International Business Machines Corp.	47,060	8,688,688
Visa, Inc., Class A	36,261	3,381,701
Western Union Co. (The)	14,213	248,301
		17,257,628
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Polaris Industries, Inc.	28,811	1,824,889
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.(1)	28,712	1,064,354
MACHINERY — 1.3%
AGCO Corp.(1)	53,947	2,364,497
Caterpillar, Inc.	4,298	405,989
Parker Hannifin Corp.	30,707	2,504,156
Sauer-Danfoss, Inc.(1)	35,207	1,363,215
		6,637,857

Shares/Principal Amount	Value

MEDIA — 2.1%
CBS Corp., Class B	106,477	$2,748,171
DirecTV, Class A(1)	59,583	2,708,643
DISH Network Corp., Class A(1)	87,210	2,107,866
Time Warner, Inc.	92,859	3,249,137
		10,813,817
METALS AND MINING — 1.1%
Alcoa, Inc.	76,063	818,438
Freeport-McMoRan Copper & Gold, Inc.	84,267	3,392,589
Newmont Mining Corp.	21,966	1,467,988
		5,679,015
MULTI-UTILITIES — 0.9%
Ameren Corp.	65,587	2,090,913
Consolidated Edison, Inc.	640	37,037
Public Service Enterprise Group, Inc.	74,696	2,517,255
		4,645,205
MULTILINE RETAIL — 0.5%
Macy’s, Inc.	85,245	2,602,530
OIL, GAS AND CONSUMABLE FUELS — 6.4%
Chevron Corp.	80,979	8,506,844
ConocoPhillips	72,706	5,063,973
Exxon Mobil Corp.	163,933	12,801,528
Marathon Oil Corp.	62,170	1,618,285
Marathon Petroleum Corp.	7,101	254,926
Suncor Energy, Inc.	2,334	74,478
Tesoro Corp.(1)	30,585	793,375
Valero Energy Corp.	116,661	2,869,860
W&T Offshore, Inc.	68,558	1,349,907
		33,333,176
PAPER AND FOREST PRODUCTS — 0.4%
Domtar Corp.	26,920	2,205,017
PERSONAL PRODUCTS — 0.8%
Herbalife Ltd.	33,518	2,090,182
Nu Skin Enterprises, Inc., Class A	36,637	1,851,268
		3,941,450
PHARMACEUTICALS — 4.1%
Abbott Laboratories	81,483	4,389,489
Bristol-Myers Squibb Co.	37,548	1,186,141
Eli Lilly & Co.	82,231	3,055,704
Johnson & Johnson	105,902	6,819,030
Merck & Co., Inc.	22,439	774,146
Pfizer, Inc.	261,212	5,030,943
		21,255,453
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Rayonier, Inc.	3,650	$152,314
Simon Property Group, Inc.	17,618	2,262,856
		2,415,170
ROAD AND RAIL — 0.2%
Old Dominion Freight Line, Inc.(1)	1,886	68,971
Union Pacific Corp.	9,896	985,345
		1,054,316
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.1%
Applied Materials, Inc.	39,299	484,164
Intel Corp.	231,832	5,689,157
LSI Corp.(1)	364,043	2,275,269
Teradyne, Inc.(1)	159,064	2,277,796
		10,726,386
SOFTWARE — 2.8%
Cadence Design Systems, Inc.(1)	223,129	2,470,038
Intuit, Inc.	2,798	150,169
Microsoft Corp.	296,964	7,908,151
Oracle Corp.	55,721	1,825,977
Symantec Corp.(1)	107,983	1,836,791
Synopsys, Inc.(1)	18,260	489,551
		14,680,677
SPECIALTY RETAIL — 1.1%
Bed Bath & Beyond, Inc.(1)	29,326	1,813,520
GameStop Corp., Class A(1)	2,688	68,732
Home Depot, Inc. (The)	101,011	3,616,194
		5,498,446
TEXTILES, APPAREL AND LUXURY GOODS — 0.5%
VF Corp.	20,815	2,877,049
TOBACCO — 1.0%
Philip Morris International, Inc.	78,675	5,497,022
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Telephone & Data Systems, Inc.	44,231	1,025,275
TOTAL COMMON STOCKS (Cost $271,525,466)		318,342,018
U.S. Government Agency Mortgage-Backed Securities(2) — 11.7%
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 10.2%
FHLMC, 4.50%, 1/1/19(3)	$834,281	892,897
FHLMC, 6.50%, 1/1/28(3)	61,641	69,954
FHLMC, 5.50%, 12/1/33(3)	576,752	627,680
FHLMC, 5.50%, 1/1/38(3)	1,317,444	1,428,217

Shares/Principal Amount	Value

FHLMC, 6.00%, 8/1/38	$254,845	$279,180
FHLMC, 4.00%, 4/1/41	1,471,629	1,539,203
FHLMC, 6.50%, 7/1/47(3)	40,973	45,110
FNMA, 6.50%, 5/1/13(3)	1,838	1,907
FNMA, 6.50%, 6/1/13(3)	4,310	4,507
FNMA, 6.00%, 1/1/14(3)	20,738	22,479
FNMA, 6.00%, 4/1/14(3)	77,747	84,277
FNMA, 4.50%, 5/1/19(3)	693,507	743,965
FNMA, 4.50%, 5/1/19(3)	288,434	309,420
FNMA, 5.00%, 9/1/20(3)	1,396,094	1,507,898
FNMA, 6.50%, 1/1/28(3)	24,140	27,341
FNMA, 6.50%, 1/1/29(3)	78,235	88,609
FNMA, 7.50%, 7/1/29(3)	120,329	140,598
FNMA, 7.50%, 9/1/30(3)	42,555	49,688
FNMA, 5.00%, 7/1/31	2,061,600	2,220,085
FNMA, 6.50%, 9/1/31(3)	69,142	78,310
FNMA, 7.00%, 9/1/31(3)	18,345	21,158
FNMA, 6.50%, 1/1/32(3)	118,009	133,067
FNMA, 7.00%, 6/1/32(3)	277,543	319,699
FNMA, 6.50%, 8/1/32(3)	103,719	116,953
FNMA, 5.50%, 6/1/33(3)	534,746	583,792
FNMA, 5.50%, 7/1/33(3)	777,349	848,646
FNMA, 5.50%, 8/1/33(3)	840,367	917,444
FNMA, 5.50%, 9/1/33(3)	598,896	653,826
FNMA, 5.00%, 11/1/33(3)	2,421,300	2,613,112
FNMA, 4.50%, 9/1/35(3)	2,086,984	2,217,095
FNMA, 5.00%, 2/1/36(3)	2,549,265	2,748,825
FNMA, 5.50%, 4/1/36(3)	1,015,829	1,108,682
FNMA, 5.50%, 5/1/36(3)	2,017,926	2,202,377
FNMA, 5.50%, 2/1/37(3)	641,748	698,102
FNMA, 6.00%, 7/1/37	4,462,250	4,912,659
FNMA, 6.50%, 8/1/37(3)	558,700	610,871
FNMA, 4.00%, 1/1/41	2,237,356	2,344,985
FNMA, 4.50%, 1/1/41	2,040,036	2,171,682
FNMA, 4.50%, 2/1/41	2,011,828	2,130,338
FNMA, 4.00%, 5/1/41	4,500,000	4,685,537
FNMA, 4.50%, 7/1/41	1,234,926	1,313,073
FNMA, 6.50%, 6/1/47(3)	57,740	63,005
FNMA, 6.50%, 8/1/47(3)	233,567	254,866
FNMA, 6.50%, 8/1/47(3)	143,855	156,974
FNMA, 6.50%, 9/1/47(3)	262,050	285,947
FNMA, 6.50%, 9/1/47(3)	15,845	17,289
FNMA, 6.50%, 9/1/47(3)	122,013	133,140
FNMA, 6.50%, 9/1/47(3)	68,026	74,229
FNMA, 6.50%, 9/1/47(3)	106,122	115,799
GNMA, 7.00%, 4/20/26(3)	$118,378	$137,329
GNMA, 7.50%, 8/15/26(3)	65,579	76,542
GNMA, 7.00%, 2/15/28(3)	16,160	18,875
GNMA, 7.50%, 2/15/28(3)	33,780	39,603
GNMA, 7.00%, 12/15/28(3)	36,859	43,051
GNMA, 7.00%, 5/15/31(3)	132,936	155,474
GNMA, 5.50%, 11/15/32(3)	726,162	810,870
GNMA, 4.00%, 1/20/41	3,096,018	3,307,478
GNMA, 4.50%, 5/20/41	2,246,798	2,440,168
GNMA, 4.50%, 6/15/41	1,243,278	1,360,576
		53,004,463
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.5%
FHLMC, VRN, 7.00%, 11/15/11(3)	13,654	14,035
FNMA, VRN, 3.39%, 11/25/11	379,096	390,392
FNMA, VRN, 4.50%, 11/25/11	7,014,276	7,458,148
FNMA, VRN, 6.50%, 11/25/11(3)	942	985
FNMA, VRN, 6.50%, 11/25/11(3)	3,122	3,265
FNMA, VRN, 6.50%, 11/25/11(3)	5,324	5,567
FNMA, VRN, 7.50%, 11/25/11(3)	454	454
		7,872,846
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $57,210,902)		60,877,309
Corporate Bonds — 11.4%
AEROSPACE AND DEFENSE — 0.2%
Lockheed Martin Corp., 4.25%, 11/15/19(3)	250,000	269,216
Lockheed Martin Corp., 4.85%, 9/15/41(3)	130,000	139,167
Raytheon Co., 4.40%, 2/15/20(3)	110,000	120,717
United Technologies Corp., 6.05%, 6/1/36(3)	454,000	569,633
United Technologies Corp., 5.70%, 4/15/40(3)	90,000	113,129
		1,211,862
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(3)(4)	170,000	170,838
American Honda Finance Corp., 2.50%, 9/21/15(3)(4)	220,000	223,296

Shares/Principal Amount	Value

Daimler Finance North America LLC, 2.625%, 9/15/16(4)	$210,000	$209,225
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)(4)	50,000	50,898
		654,257
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(3)	510,000	669,307
Coca-Cola Co. (The), 1.80%, 9/1/16(3)(4)	180,000	180,030
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(3)	60,000	62,642
PepsiCo, Inc., 4.875%, 11/1/40(3)	50,000	58,402
		970,381
CAPITAL MARKETS — 0.1%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(3)	330,000	381,933
Jefferies Group, Inc., 5.125%, 4/13/18	160,000	144,960
		526,893
CHEMICALS — 0.1%
CF Industries, Inc., 6.875%, 5/1/18	210,000	239,925
Dow Chemical Co. (The), 5.90%, 2/15/15(3)	110,000	122,612
Dow Chemical Co. (The), 2.50%, 2/15/16(3)	110,000	110,752
Rohm & Haas Co., 5.60%, 3/15/13(3)	240,000	252,724
		726,013
COMMERCIAL BANKS — 0.8%
Bank of America N.A., 5.30%, 3/15/17(3)	720,000	690,235
Barclays Bank plc, 5.00%, 9/22/16(3)	200,000	212,934
BB&T Corp., 5.70%, 4/30/14(3)	60,000	65,967
BB&T Corp., 3.20%, 3/15/16	190,000	196,500
Capital One Financial Corp., 4.75%, 7/15/21	90,000	94,941
Fifth Third Bancorp, 6.25%, 5/1/13(3)	170,000	180,432
Fifth Third Capital Trust IV, VRN, 6.50%, 4/15/17(3)	100,000	98,250
HSBC Bank plc, 3.50%, 6/28/15(3)(4)	140,000	144,726
Huntington Bancshares, Inc., 7.00%, 12/15/20(3)	30,000	33,719
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14(3)	$240,000	$262,651
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	260,000	268,578
National Australia Bank Ltd., 2.75%, 9/28/15(3)(4)	100,000	101,460
PNC Funding Corp., 4.25%, 9/21/15(3)	50,000	54,034
Royal Bank of Canada, 2.30%, 7/20/16	130,000	132,238
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	220,000	217,296
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(3)	370,000	373,191
SunTrust Bank, 7.25%, 3/15/18(3)	110,000	126,190
SunTrust Banks, Inc., 3.60%, 4/15/16(3)	50,000	51,333
Toronto-Dominion Bank (The), 2.375%, 10/19/16	210,000	214,240
U.S. Bancorp., 3.44%, 2/1/16	120,000	123,418
Wachovia Bank N.A., 4.80%, 11/1/14(3)	373,000	397,425
Wachovia Bank N.A., 4.875%, 2/1/15(3)	123,000	130,442
Wells Fargo & Co., 3.68%, 6/15/16(3)	140,000	147,412
Wells Fargo & Co., 5.625%, 12/11/17(3)	20,000	23,094
Wells Fargo & Co., 4.60%, 4/1/21(3)	110,000	118,266
		4,458,972
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Corrections Corp. of America, 7.75%, 6/1/17(3)	90,000	97,875
Republic Services, Inc., 3.80%, 5/15/18(3)	70,000	73,473
Republic Services, Inc., 5.50%, 9/15/19(3)	300,000	346,309
Republic Services, Inc., 5.70%, 5/15/41(3)	20,000	23,709
Waste Management, Inc., 6.125%, 11/30/39(3)	120,000	148,637
		690,003
COMMUNICATIONS EQUIPMENT — 0.1%
American Tower Corp., 4.625%, 4/1/15(3)	230,000	245,834
Cisco Systems, Inc., 5.90%, 2/15/39(3)	130,000	164,389
		410,223

Shares/Principal Amount	Value

CONSUMER FINANCE — 0.4%
American Express Centurion Bank, 6.00%, 9/13/17(3)	$250,000	$286,324
American Express Credit Corp., 2.80%, 9/19/16	130,000	132,342
American Express Credit Corp., MTN, 2.75%, 9/15/15(3)	200,000	202,893
Capital One Bank USA N.A., 8.80%, 7/15/19(3)	250,000	298,086
Credit Suisse (New York), 6.00%, 2/15/18(3)	100,000	103,372
Credit Suisse (New York), 5.30%, 8/13/19(3)	230,000	248,223
PNC Bank N.A., 6.00%, 12/7/17(3)	290,000	326,994
SLM Corp., 5.00%, 10/1/13(3)	180,000	180,027
SLM Corp., 6.25%, 1/25/16(3)	130,000	130,258
		1,908,519
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(3)	130,000	141,375
Ball Corp., 6.75%, 9/15/20(3)	120,000	129,900
		271,275
DIVERSIFIED FINANCIAL SERVICES — 1.9%
Bank of America Corp., 4.50%, 4/1/15(3)	190,000	187,890
Bank of America Corp., 6.50%, 8/1/16(3)	620,000	646,671
Bank of America Corp., 5.75%, 12/1/17(3)	150,000	149,718
BNP Paribas SA, 3.60%, 2/23/16(3)	60,000	59,960
Citigroup, Inc., 6.00%, 12/13/13(3)	330,000	349,544
Citigroup, Inc., 6.01%, 1/15/15(3)	520,000	559,900
Citigroup, Inc., 4.75%, 5/19/15	70,000	72,996
Citigroup, Inc., 6.125%, 5/15/18(3)	660,000	733,955
Citigroup, Inc., 4.50%, 1/14/22(5)	110,000	110,890
Deutsche Bank AG (London), 4.875%, 5/20/13(3)	330,000	341,925
Deutsche Bank AG (London), 3.875%, 8/18/14(3)	190,000	196,602
General Electric Capital Corp., 3.75%, 11/14/14(3)	200,000	211,294
General Electric Capital Corp., 2.25%, 11/9/15(3)	200,000	200,719
General Electric Capital Corp., 5.625%, 9/15/17(3)	450,000	502,168
General Electric Capital Corp., 6.00%, 8/7/19(3)	$350,000	$399,317
General Electric Capital Corp., 4.375%, 9/16/20(3)	320,000	327,216
General Electric Capital Corp., 5.30%, 2/11/21(3)	80,000	85,555
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(3)	645,000	640,420
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(3)	700,000	793,825
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(3)	100,000	104,237
HSBC Holdings plc, 5.10%, 4/5/21	120,000	129,892
HSBC Holdings plc, 6.80%, 6/1/38(3)	80,000	88,765
JPMorgan Chase & Co., 3.45%, 3/1/16	190,000	194,559
JPMorgan Chase & Co., 3.15%, 7/5/16	110,000	110,444
JPMorgan Chase & Co., 6.00%, 1/15/18(3)	840,000	943,193
Morgan Stanley, 4.20%, 11/20/14(3)	200,000	197,879
Morgan Stanley, 6.625%, 4/1/18(3)	410,000	428,783
Morgan Stanley, 5.625%, 9/23/19(3)	150,000	148,730
Morgan Stanley, 5.50%, 7/24/20(3)	200,000	199,858
Morgan Stanley, 5.75%, 1/25/21(3)	200,000	198,442
UBS AG (Stamford Branch), 2.25%, 8/12/13(3)	70,000	69,855
UBS AG (Stamford Branch), 5.875%, 12/20/17(3)	380,000	417,165
		9,802,367
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
AT&T, Inc., 6.80%, 5/15/36(3)	350,000	445,977
AT&T, Inc., 6.55%, 2/15/39(3)	470,000	595,011
British Telecommunications plc, 5.95%, 1/15/18(3)	270,000	300,850
CenturyLink, Inc., 6.15%, 9/15/19(3)	140,000	140,342
CenturyLink, Inc., Series P, 7.60%, 9/15/39(3)	60,000	59,978
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(3)	210,000	251,530
Telecom Italia Capital SA, 6.18%, 6/18/14(3)	290,000	294,872
Telecom Italia Capital SA, 7.00%, 6/4/18(3)	30,000	31,263

Shares/Principal Amount	Value

Telefonica Emisiones SAU, 5.88%, 7/15/19(3)	$220,000	$229,204
Telefonica Emisiones SAU, 5.46%, 2/16/21	160,000	162,937
Verizon Communications, Inc., 8.75%, 11/1/18(3)	100,000	135,591
Verizon Communications, Inc., 7.35%, 4/1/39(3)	160,000	223,321
Windstream Corp., 7.875%, 11/1/17(3)	150,000	162,750
		3,033,626
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(3)	200,000	224,000
Jabil Circuit, Inc., 5.625%, 12/15/20(3)	80,000	81,200
		305,200
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16(3)	120,000	123,168
Transocean, Inc., 6.50%, 11/15/20(3)	100,000	112,037
Weatherford International Ltd., 9.625%, 3/1/19(3)	150,000	196,323
		431,528
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 6.60%, 3/15/19(3)	350,000	428,586
Kroger Co. (The), 6.40%, 8/15/17(3)	200,000	237,763
Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)	468,000	576,689
Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)	220,000	290,203
Wal-Mart Stores, Inc., 5.00%, 10/25/40(3)	150,000	172,712
Wal-Mart Stores, Inc., 5.625%, 4/15/41(3)	60,000	74,939
		1,780,892
FOOD PRODUCTS — 0.2%
Kellogg Co., 4.45%, 5/30/16(3)	200,000	222,931
Kraft Foods, Inc., 6.00%, 2/11/13(3)	70,000	74,000
Kraft Foods, Inc., 6.125%, 2/1/18(3)	110,000	130,199
Kraft Foods, Inc., 5.375%, 2/10/20(3)	330,000	382,057
Mead Johnson Nutrition Co., 3.50%, 11/1/14(3)	120,000	125,756
		934,943
GAS UTILITIES — 0.5%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(3)	$330,000	$383,406
El Paso Corp., 7.25%, 6/1/18(3)	200,000	225,000
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21(3)	110,000	113,713
Enbridge Energy Partners LP, 6.50%, 4/15/18(3)	130,000	150,238
Enbridge Energy Partners LP, 5.20%, 3/15/20(3)	100,000	110,258
Enbridge Energy Partners LP, 5.50%, 9/15/40(3)	120,000	132,801
Enterprise Products Operating LLC, 3.70%, 6/1/15(3)	150,000	158,515
Enterprise Products Operating LLC, 6.30%, 9/15/17(3)	390,000	458,836
Enterprise Products Operating LLC, 5.95%, 2/1/41(3)	125,000	144,369
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(3)	200,000	240,010
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(3)	130,000	147,752
Magellan Midstream Partners LP, 6.55%, 7/15/19(3)	150,000	178,861
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(3)	60,000	64,087
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(3)	190,000	244,258
Williams Partners LP, 4.125%, 11/15/20(3)	80,000	82,534
		2,834,638
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13(3)	170,000	172,767
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Express Scripts, Inc., 5.25%, 6/15/12(3)	230,000	235,810
Express Scripts, Inc., 7.25%, 6/15/19(3)	360,000	447,949
Medco Health Solutions, Inc., 7.25%, 8/15/13(3)	270,000	294,805

Shares/Principal Amount	Value

Universal Health Services, Inc., 7.125%, 6/30/16(3)	$160,000	$173,600
WellPoint, Inc., 5.80%, 8/15/40(3)	60,000	71,724
		1,223,888
HOTELS, RESTAURANTS AND LEISURE — 0.1%
McDonald’s Corp., 5.35%, 3/1/18(3)	170,000	203,586
Wyndham Worldwide Corp., 6.00%, 12/1/16(3)	150,000	159,017
		362,603
HOUSEHOLD DURABLES†
Toll Brothers Finance Corp., 6.75%, 11/1/19(3)	100,000	103,496
HOUSEHOLD PRODUCTS†
Jarden Corp., 8.00%, 5/1/16	230,000	251,562
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17(3)	230,000	262,791
INSURANCE — 0.5%
Allstate Corp. (The), 7.45%, 5/16/19	150,000	187,268
American International Group, Inc., 3.65%, 1/15/14	70,000	68,913
American International Group, Inc., 5.85%, 1/16/18(3)	310,000	313,434
American International Group, Inc., 8.25%, 8/15/18(3)	100,000	113,063
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(3)	120,000	128,889
CNA Financial Corp., 5.875%, 8/15/20(3)	60,000	61,172
CNA Financial Corp., 5.75%, 8/15/21	50,000	50,708
Genworth Financial, Inc., 7.20%, 2/15/21(3)	70,000	63,271
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(3)	180,000	180,644
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(3)	110,000	115,211
International Lease Finance Corp., 5.75%, 5/15/16(3)	140,000	132,366
Liberty Mutual Group, Inc., 5.00%, 6/1/21(3)(4)	93,000	88,182
Lincoln National Corp., 6.25%, 2/15/20(3)	160,000	175,014
MetLife, Inc., 6.75%, 6/1/16(3)	260,000	303,271
MetLife, Inc., 5.70%, 6/15/35(3)	70,000	80,994
Prudential Financial, Inc., 7.375%, 6/15/19(3)	$100,000	$121,900
Prudential Financial, Inc., 5.375%, 6/21/20(3)	70,000	78,271
Prudential Financial, Inc., 5.40%, 6/13/35(3)	270,000	269,912
Prudential Financial, Inc., 5.625%, 5/12/41(3)	70,000	74,994
		2,607,477
INTERNET SOFTWARE AND SERVICES†
eBay, Inc., 3.25%, 10/15/20(3)	60,000	60,641
Google, Inc., 2.125%, 5/19/16(3)	120,000	123,785
		184,426
IT SERVICES — 0.1%
International Business Machines Corp., 1.95%, 7/22/16	410,000	421,094
MACHINERY†
Deere & Co., 5.375%, 10/16/29(3)	200,000	249,609
MEDIA — 1.1%
CBS Corp., 4.30%, 2/15/21(3)	160,000	164,823
Comcast Corp., 5.90%, 3/15/16(3)	339,000	392,687
Comcast Corp., 6.50%, 11/15/35(3)	90,000	108,587
Comcast Corp., 6.40%, 5/15/38(3)	290,000	349,194
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(3)	155,000	168,388
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(3)	190,000	199,564
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(3)	380,000	418,052
Discovery Communications LLC, 5.625%, 8/15/19(3)	90,000	103,529
Discovery Communications LLC, 4.375%, 6/15/21(3)	120,000	126,411
DISH DBS Corp., 6.75%, 6/1/21(3)	170,000	176,375
Embarq Corp., 7.08%, 6/1/16(3)	69,000	74,939
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(3)	300,000	345,000
Lamar Media Corp., 9.75%, 4/1/14(3)	150,000	165,750

Shares/Principal Amount	Value

NBCUniversal Media LLC, 5.15%, 4/30/20(3)	$90,000	$101,610
NBCUniversal Media LLC, 4.375%, 4/1/21	220,000	235,152
News America, Inc., 4.50%, 2/15/21(3)	140,000	146,939
News America, Inc., 6.90%, 8/15/39(3)	150,000	177,489
Omnicom Group, Inc., 4.45%, 8/15/20(3)	145,000	151,876
Qwest Corp., 7.50%, 10/1/14(3)	200,000	221,000
SBA Telecommunications, Inc., 8.25%, 8/15/19(3)	120,000	131,700
Time Warner Cable, Inc., 6.75%, 7/1/18(3)	270,000	322,800
Time Warner Cable, Inc., 4.00%, 9/1/21(3)	300,000	308,873
Time Warner, Inc., 3.15%, 7/15/15(3)	140,000	146,191
Time Warner, Inc., 7.70%, 5/1/32(3)	200,000	262,818
Time Warner, Inc., 6.10%, 7/15/40(3)	50,000	58,398
Viacom, Inc., 4.375%, 9/15/14(3)	150,000	161,720
Virgin Media Secured Finance plc, 6.50%, 1/15/18(3)	320,000	346,400
Virgin Media Secured Finance plc, 5.25%, 1/15/21(3)	100,000	108,263
		5,674,528
METALS AND MINING — 0.4%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(3)	180,000	177,571
ArcelorMittal, 9.85%, 6/1/19(3)	240,000	285,762
ArcelorMittal, 5.25%, 8/5/20(3)	120,000	117,041
Barrick Finance LLC, 4.40%, 5/30/21	130,000	141,667
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(3)	210,000	224,945
Newmont Mining Corp., 6.25%, 10/1/39(3)	120,000	152,012
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(3)	80,000	82,248
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	150,000	156,691
Teck Resources Ltd., 5.375%, 10/1/15(3)	70,000	76,615
Teck Resources Ltd., 3.15%, 1/15/17	110,000	111,976
Vale Overseas Ltd., 5.625%, 9/15/19(3)	$310,000	$338,446
Vale Overseas Ltd., 4.625%, 9/15/20	150,000	153,574
		2,018,548
MULTI-UTILITIES — 0.6%
Carolina Power & Light Co., 5.15%, 4/1/15(3)	100,000	112,604
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(3)	81,000	89,687
CMS Energy Corp., 4.25%, 9/30/15	160,000	162,917
CMS Energy Corp., 8.75%, 6/15/19(3)	180,000	214,005
Dominion Resources, Inc., 6.40%, 6/15/18(3)	190,000	229,273
Dominion Resources, Inc., 4.90%, 8/1/41	70,000	77,612
Duke Energy Corp., 6.30%, 2/1/14(3)	100,000	110,726
Duke Energy Corp., 3.95%, 9/15/14(3)	130,000	139,183
Edison International, 3.75%, 9/15/17(3)	130,000	132,356
Exelon Generation Co. LLC, 5.20%, 10/1/19(3)	150,000	162,004
FirstEnergy Solutions Corp., 6.05%, 8/15/21(3)	300,000	341,313
Florida Power Corp., 6.35%, 9/15/37(3)	230,000	305,251
Ipalco Enterprises, Inc., 5.00%, 5/1/18(3)(4)	100,000	101,750
Pacific Gas & Electric Co., 5.80%, 3/1/37(3)	80,000	97,667
PG&E Corp., 5.75%, 4/1/14(3)	60,000	65,752
Public Service Company of Colorado, 4.75%, 8/15/41	50,000	56,945
Sempra Energy, 8.90%, 11/15/13(3)	170,000	193,333
Sempra Energy, 6.50%, 6/1/16(3)	200,000	234,340
Southern California Edison Co., 5.625%, 2/1/36(3)	60,000	73,949
Southern Power Co., 5.15%, 9/15/41	40,000	42,392
		2,943,059
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(3)	175,000	177,236

Shares/Principal Amount	Value

OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.65%, 5/15/13(3)	$80,000	$84,476
Xerox Corp., 4.25%, 2/15/15(3)	200,000	211,245
		295,721
OIL, GAS AND CONSUMABLE FUELS — 0.9%
Anadarko Petroleum Corp., 5.95%, 9/15/16(3)	50,000	57,594
Anadarko Petroleum Corp., 6.45%, 9/15/36(3)	250,000	292,843
Arch Western Finance LLC, 6.75%, 7/1/13(3)	47,000	47,588
BP Capital Markets plc, 3.20%, 3/11/16(3)	120,000	126,356
BP Capital Markets plc, 2.25%, 11/1/16(5)	180,000	181,462
BP Capital Markets plc, 4.50%, 10/1/20(3)	100,000	110,342
Cenovus Energy, Inc., 4.50%, 9/15/14(3)	140,000	151,797
Chesapeake Energy Corp., 7.625%, 7/15/13(3)	100,000	107,500
ConocoPhillips, 5.75%, 2/1/19(3)	240,000	289,809
ConocoPhillips Holding Co., 6.95%, 4/15/29(3)	70,000	96,275
Devon Energy Corp., 5.60%, 7/15/41(3)	180,000	214,901
EOG Resources, Inc., 5.625%, 6/1/19(3)	150,000	178,647
Hess Corp., 6.00%, 1/15/40(3)	110,000	132,560
Marathon Petroleum Corp., 3.50%, 3/1/16(3)(4)	210,000	215,895
Marathon Petroleum Corp., 5.125%, 3/1/21(3)(4)	150,000	162,912
Newfield Exploration Co., 6.875%, 2/1/20(3)	200,000	215,500
Nexen, Inc., 5.875%, 3/10/35(3)	80,000	82,291
Peabody Energy Corp., 7.375%, 11/1/16(3)	40,000	44,000
Peabody Energy Corp., 6.50%, 9/15/20(3)	70,000	74,900
Pemex Project Funding Master Trust, 6.625%, 6/15/35(3)	50,000	55,000
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(3)	200,000	217,372
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	240,000	255,618
Petroleos Mexicanos, 6.00%, 3/5/20(3)	$120,000	$134,700
Shell International Finance BV, 3.10%, 6/28/15(3)	140,000	149,343
Shell International Finance BV, 6.375%, 12/15/38(3)	50,000	69,417
Suncor Energy, Inc., 6.10%, 6/1/18(3)	174,000	206,674
Suncor Energy, Inc., 6.85%, 6/1/39(3)	70,000	92,569
Talisman Energy, Inc., 7.75%, 6/1/19(3)	350,000	437,160
Talisman Energy, Inc., 3.75%, 2/1/21(3)	100,000	99,155
		4,500,180
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)(4)	270,000	302,455
PHARMACEUTICALS — 0.3%
Abbott Laboratories, 5.30%, 5/27/40(3)	70,000	82,453
AstraZeneca plc, 5.40%, 9/15/12(3)	295,000	307,019
AstraZeneca plc, 5.90%, 9/15/17(3)	200,000	243,266
Pfizer, Inc., 7.20%, 3/15/39(3)	170,000	256,869
Roche Holdings, Inc., 6.00%, 3/1/19(3)(4)	80,000	97,388
Roche Holdings, Inc., 7.00%, 3/1/39(3)(4)	160,000	234,036
Sanofi, 4.00%, 3/29/21(3)	95,000	104,706
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(3)	260,000	281,183
		1,606,920
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Developers Diversified Realty Corp., 5.375%, 10/15/12(3)	70,000	70,835
Developers Diversified Realty Corp., 4.75%, 4/15/18(3)	290,000	273,874
HCP, Inc., 3.75%, 2/1/16(3)	160,000	159,645
HCP, Inc., 5.375%, 2/1/21	55,000	56,758
Kimco Realty Corp., 6.875%, 10/1/19(3)	90,000	103,387
Simon Property Group LP, 5.75%, 12/1/15(3)	140,000	157,209
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership, 5.00%, 8/15/18(3)	100,000	96,669
UDR, Inc., 4.25%, 6/1/18(3)	110,000	113,533

Shares/Principal Amount	Value

Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(3)	$195,000	$193,075
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(3)	60,000	59,050
WEA Finance LLC, 4.625%, 5/10/21(3)(4)	210,000	208,975
		1,493,010
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19(3)	160,000	174,775
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(3)	176,000	181,933
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(3)	60,000	65,320
CSX Corp., 4.75%, 5/30/42(5)	110,000	113,954
Union Pacific Corp., 4.75%, 9/15/41	150,000	159,825
		521,032
SOFTWARE — 0.2%
Intuit, Inc., 5.75%, 3/15/17(3)	254,000	286,283
Oracle Corp., 5.375%, 7/15/40(3)(4)	445,000	540,010
		826,293
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.40%, 3/1/16(3)	170,000	194,405
Home Depot, Inc. (The), 5.95%, 4/1/41(3)	100,000	122,534
		316,939
TEXTILES, APPAREL AND LUXURY GOODS†
Gap, Inc. (The), 5.95%, 4/12/21(3)	120,000	114,505
Hanesbrands, Inc., 6.375%, 12/15/20(3)	140,000	142,100
		256,605
TOBACCO — 0.1%
Altria Group, Inc., 10.20%, 2/6/39(3)	50,000	77,986
Philip Morris International, Inc., 4.125%, 5/17/21(3)	180,000	197,330
		275,316
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Alltel Corp., 7.875%, 7/1/32(3)	$100,000	$143,673
America Movil SAB de CV, 5.00%, 10/16/19(3)	200,000	225,105
America Movil SAB de CV, 5.00%, 3/30/20(3)	110,000	123,925
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(3)	330,000	447,839
Vodafone Group plc, 5.625%, 2/27/17(3)	110,000	129,552
		1,070,094
TOTAL CORPORATE BONDS (Cost $55,123,813)		59,244,016
U.S. Treasury Securities — 6.6%
U.S. Treasury Bonds, 5.50%, 8/15/28(3)	420,000	572,316
U.S. Treasury Bonds, 5.25%, 2/15/29(3)	489,000	651,058
U.S. Treasury Bonds, 5.375%, 2/15/31(3)	500,000	684,609
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	2,000,000	2,471,562
U.S. Treasury Bonds, 4.375%, 5/15/41(3)	2,000,000	2,479,074
U.S. Treasury Notes, 1.375%, 5/15/13(3)	1,000,000	1,017,886
U.S. Treasury Notes, 1.25%, 3/15/14(3)	6,120,000	6,256,758
U.S. Treasury Notes, 0.50%, 8/15/14(3)	6,000,000	6,021,576
U.S. Treasury Notes, 2.375%, 8/31/14(3)	2,500,000	2,639,452
U.S. Treasury Notes, 2.00%, 4/30/16(3)	3,350,000	3,525,630
U.S. Treasury Notes, 2.625%, 4/30/18(3)	375,000	403,184
U.S. Treasury Notes, 2.625%, 8/15/20(3)	1,871,000	1,975,220
U.S. Treasury Notes, 3.125%, 5/15/21(3)	3,300,000	3,600,353
U.S. Treasury Notes, 2.125%, 8/15/21(3)	2,200,000	2,198,627
TOTAL U.S. TREASURY SECURITIES (Cost $32,713,464)		34,497,305

Shares/Principal Amount	Value

U.S. Government Agency Securities — 2.6%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.9%
FHLMC, 0.75%, 11/25/14	$4,000,000	$4,004,320
FHLMC, 2.875%, 2/9/15(3)	2,900,000	3,094,666
FNMA, 5.00%, 2/13/17(3)	2,200,000	2,605,761
		9,704,747
GOVERNMENT-BACKED CORPORATE BONDS(6) — 0.7%
Ally Financial, Inc., 1.75%, 10/30/12(3)	2,000,000	2,029,494
Citigroup Funding, Inc., 1.875%, 11/15/12(3)	1,800,000	1,829,864
		3,859,358
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $12,940,730)		13,564,105
Commercial Mortgage-Backed Securities(2) — 2.2%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(3)	400,000	425,034
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(3)	767,010	774,961
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 11/10/11(3)	350,000	385,334
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 11/10/11(3)	350,000	370,422
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 11/10/11(3)	225,869	233,106
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.42%, 11/15/11(3)(4)	390,155	355,793
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 11/10/11(3)	200,000	201,299
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 11/10/11(3)	480,000	515,045
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 11/10/11(3)	$1,000,000	$1,075,448
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(3)	375,000	401,163
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(3)	1,125,000	1,206,687
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(3)	625,000	662,287
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(3)	1,000,000	1,063,340
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.32%, 11/15/11(3)	300,000	326,080
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 11/15/11(3)	125,000	123,965
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(3)	200,000	181,009
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 11/15/11(3)	400,000	405,862
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 11/15/11(3)	400,000	423,700
Morgan Stanley Capital I, Series 2003-T11, Class A3 SEQ, 4.85%, 6/13/41(3)	89,856	90,176
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(3)	126,310	127,695
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A3 SEQ, 4.72%, 1/15/41(3)	48,132	48,381
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(3)	200,000	204,358

Shares/Principal Amount	Value

Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(3)	$800,000	$862,529
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 11/15/11(3)	820,688	834,898
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $11,221,215)		11,298,572
Collateralized Mortgage Obligations(2) — 1.4%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	243,920	252,448
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(3)	613,322	436,776
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(3)	190,010	194,386
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36(3)	256,926	246,636
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 11/25/11(3)	375,455	334,881
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(3)	195,572	190,311
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.61%, 12/25/11(3)	540,496	456,651
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(3)	330,898	345,550
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.12%, 11/18/11	337,389	346,363
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(3)	302,606	287,799
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A6, VRN, 2.69%, 11/25/11(3)	$111,662	$109,544
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 11/25/11(3)	184,074	177,269
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.06%, 11/25/11	283,986	273,784
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(3)	373,187	393,634
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	211,987	218,551
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	234,147	235,087
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	399,916	361,408
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	437,579	423,536
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36(3)	398,342	385,946
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(3)	343,484	324,422
		5,994,982
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
FHLMC, Series 77, Class H, 8.50%, 9/15/20(3)	96,113	107,055
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(3)	1,200,000	1,313,198
		1,420,253
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,603,323)		7,415,235

Shares/Principal Amount	Value

Municipal Securities — 0.7%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(3)	$50,000	$54,468
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(3)	75,000	96,541
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(3)	135,000	173,069
California GO, (Building Bonds), 7.30%, 10/1/39(3)	110,000	132,674
California GO, (Building Bonds), 7.60%, 11/1/40(3)	30,000	37,387
Illinois GO, 5.88%, 3/1/19(3)	240,000	255,802
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)	300,000	273,117
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	55,000	58,822
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(3)	200,000	252,734
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(3)	60,000	68,464
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(3)	105,000	126,104
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(3)	60,000	72,975
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(3)	130,000	149,552
Municipal Electric Auth. of Georgia Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(3)	105,000	108,118
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(3)	100,000	138,174
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(3)	$95,000	$126,915
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(3)	95,000	117,978
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/2111(3)	100,000	101,888
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(3)	110,000	121,746
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(3)	70,000	85,599
Port Auth. of New York & New Jersey Rev., 4.93%, 10/1/51(3)	50,000	51,429
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(3)	205,000	239,768
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(3)	210,000	244,753
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	95,000	102,961
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(3)	155,000	178,283
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(3)	120,000	140,568
Texas GO, (Building Bonds), 5.52%, 4/1/39(3)	100,000	123,198
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(3)	170,000	194,038
TOTAL MUNICIPAL SECURITIES (Cost $3,340,082)		3,827,125

Shares/Principal Amount	Value

Sovereign Governments and Agencies — 0.7%
BRAZIL — 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19(3)	$690,000	$812,475
Brazilian Government International Bond, 4.875%, 1/22/21	20,000	22,190
Brazilian Government International Bond, 5.625%, 1/7/41(3)	130,000	147,420
		982,085
CANADA — 0.1%
Hydro-Quebec, 8.40%, 1/15/22(3)	145,000	210,024
Province of Ontario Canada, 5.45%, 4/27/16(3)	150,000	175,247
Province of Ontario Canada, 1.60%, 9/21/16(3)	110,000	109,047
		494,318
CHILE†
Chile Government International Bond, 3.25%, 9/14/21(3)	100,000	99,250
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	100,000	104,750
ITALY†
Republic of Italy, 3.125%, 1/26/15(3)	220,000	207,347
MEXICO — 0.2%
United Mexican States, 5.625%, 1/15/17(3)	90,000	103,050
United Mexican States, 5.95%, 3/19/19(3)	420,000	494,130
United Mexican States, 5.125%, 1/15/20(3)	$130,000	$145,470
United Mexican States, 6.05%, 1/11/40(3)	120,000	141,300
		883,950
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37(3)	70,000	87,500
POLAND — 0.1%
Poland Government International Bond, 5.125%, 4/21/21(3)	280,000	286,300
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	160,000	162,163
Korea Development Bank, 3.25%, 3/9/16(3)	130,000	129,444
Korea Development Bank, 4.00%, 9/9/16(3)	110,000	112,581
		404,188
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $3,314,302)		3,549,688
Temporary Cash Investments — 2.3%
SSgA U.S. Government Money Market Fund (Cost $11,942,200)	11,942,200	11,942,200
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $466,935,497)		524,557,573
OTHER ASSETS AND LIABILITIES — (0.6)%		(2,991,944)
TOTAL NET ASSETS — 100.0%		$521,565,629

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America N.A./CDX North America Investment Grade 16 Index	$4,400,000	Buy	1.00%	6/20/16	$(6,090)	$31,438	$25,348

Notes to Schedule of Investments

CDX = Credit Derivatives Indexes

FDIC = Federal Deposit Insurance Corporation

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. - UBS AG

MASTR = Mortgage Asset Securitization Transactions, Inc.

MTN = Medium Term Note

PHHMC = PHH Mortgage Corporation

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Security, or a portion thereof, has been segregated for when-issued securities and/or swap agreements. At the period end, the aggregate value of securities pledged was $432,000.

(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,387,869, which represented 0.6% of total net assets.

(5)	When-issued security.

(6)	The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.

The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $466,935,497)	$524,557,573
Receivable for investments sold	316,737
Receivable for capital shares sold	708,814
Swap agreements, at value (including net premiums paid (received) of $(6,090))	25,348
Dividends and interest receivable	1,828,082
527,436,554

Liabilities
Payable for investments purchased	5,074,626
Payable for capital shares redeemed	412,869
Accrued management fees	383,430
5,870,925

Net Assets	$521,565,629

Net Assets Consist of:
Capital (par value and paid-in surplus)	$479,339,432
Undistributed net investment income	954,894
Accumulated net realized loss	(16,382,211)
Net unrealized appreciation	57,653,514
$521,565,629

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$511,829,465	32,065,108	$15.96
Institutional Class, $0.01 Par Value	$9,736,164	609,863	$15.96

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,061)	$6,186,211
Interest (net of foreign taxes withheld of $737)	7,892,981
14,079,192

Expenses:
Management fees	4,600,494
Directors’ fees and expenses	20,233
4,620,727

Net investment income (loss)	9,458,465

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,939,628
Futures contract transactions	117,612
Swap agreement transactions	(21,558)
31,035,682

Change in net unrealized appreciation (depreciation) on:
Investments	(101,651)
Futures contracts	163,421
Swap agreements	31,438
93,208

Net realized and unrealized gain (loss)	31,128,890

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,587,355

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$9,458,465	$8,968,987
Net realized gain (loss)	31,035,682	33,534,651
Change in net unrealized appreciation (depreciation)	93,208	14,794,715
Net increase (decrease) in net assets resulting from operations	40,587,355	57,298,353

Distributions to Shareholders
From net investment income:
Investor Class	(9,350,204)	(9,006,369)
Institutional Class	(194,380)	(137,117)
Decrease in net assets from distributions	(9,544,584)	(9,143,486)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(3,081,008)	(19,983,287)

Net increase (decrease) in net assets	27,961,763	28,171,580

Net Assets
Beginning of period	493,603,866	465,432,286
End of period	$521,565,629	$493,603,866

Undistributed net investment income	$954,894	$887,267

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its objectives by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 0.90% for the Investor Class and 0.70% for the Institutional Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2011 totaled $436,229,408, of which $114,667,025 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 totaled $437,581,698, of which $115,551,963 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	3,223,460	$50,423,973	2,377,402	$34,180,361
Issued in reinvestment of distributions	582,740	9,098,277	607,236	8,759,310
Redeemed	(4,172,359)	(65,140,298)	(4,356,884)	(62,587,920)
	(366,159)	(5,618,048)	(1,372,246)	(19,648,249)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	1,093,989	17,073,594	55,917	817,168
Issued in reinvestment of distributions	12,431	194,380	9,507	137,117
Redeemed	(931,815)	(14,730,934)	(90,124)	(1,289,323)
	174,605	2,537,040	(24,700)	(335,038)
Net increase (decrease)	(191,554)	$(3,081,008)	(1,396,946)	$(19,983,287)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$318,342,018	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$60,877,309	—
Corporate Bonds	—	59,244,016	—
U.S. Treasury Securities	—	34,497,305	—
U.S. Government Agency Securities	—	13,564,105	—
Commercial Mortgage-Backed Securities	—	11,298,572	—
Collateralized Mortgage Obligations	—	7,415,235	—
Municipal Securities	—	3,827,125	—
Sovereign Governments and Agencies	—	3,549,688	—
Temporary Cash Investments	11,942,200	—	—
Total Value of Investment Securities	$330,284,218	$194,273,355	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Swap Agreements	—	$31,438	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund began investing in credit risk derivative instruments in March 2011. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since March 2011.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period the fund regularly held interest rate risk derivative instruments though none were held at period end.

Value of Derivative Instruments as of October 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$25,348	Swap agreements	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(21,558)	Change in net unrealized appreciation (depreciation) on swap agreements	$31,438
Equity Price Risk	Net realized gain (loss) on futures contract transactions	95,768	Change in net unrealized appreciation (depreciation) on futures contracts	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	21,844	Change in net unrealized appreciation (depreciation) on futures contracts	163,421
		$96,054		$194,859

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$9,544,584	$9,143,486
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$472,096,669
Gross tax appreciation of investments	$59,903,676
Gross tax depreciation of investments	(7,442,772)
Net tax appreciation (depreciation) of investments	$52,460,904
Net tax appreciation (depreciation) on derivatives	$36,571
Other book-to-tax adjustments	$(332,024)
Net tax appreciation (depreciation)	$52,165,451
Undistributed ordinary income	$954,894
Accumulated capital losses	$(10,894,148)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$15.02	0.29	0.94	1.23	(0.29)	—	(0.29)	$15.96	8.26%	0.90%	1.84%	87%	$511,829
2010	$13.58	0.27	1.44	1.71	(0.27)	—	(0.27)	$15.02	12.70%	0.91%	1.85%	69%	$487,066
2009	$12.66	0.28	0.93	1.21	(0.29)	—	(0.29)	$13.58	9.81%	0.90%	2.21%	110%	$459,183
2008	$17.47	0.37	(3.69)	(3.32)	(0.37)	(1.12)	(1.49)	$12.66	(20.52)%	0.90%	2.42%	153%	$439,969
2007	$17.03	0.35	1.11	1.46	(0.36)	(0.66)	(1.02)	$17.47	8.92%	0.90%	2.08%	161%	$636,276
Institutional Class
2011	$15.02	0.32	0.94	1.26	(0.32)	—	(0.32)	$15.96	8.48%	0.70%	2.04%	87%	$9,736
2010	$13.59	0.29	1.44	1.73	(0.30)	—	(0.30)	$15.02	12.84%	0.71%	2.05%	69%	$6,538
2009	$12.66	0.30	0.94	1.24	(0.31)	—	(0.31)	$13.59	10.11%	0.70%	2.41%	110%	$6,249
2008	$17.47	0.39	(3.68)	(3.29)	(0.40)	(1.12)	(1.52)	$12.66	(20.37)%	0.70%	2.62%	153%	$5,927
2007	$17.04	0.39	1.09	1.48	(0.39)	(0.66)	(1.05)	$17.47	9.07%	0.70%	2.28%	161%	$1,338

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholderconfirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $5,856,024, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73903   1112

    ANNUAL REPORT                OCTOBER 31, 2011

All Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,
U.S. Growth Equity—Mid & Small Cap

The U.S. stock market overcame major swings in investor sentiment to post positive results for the 12 months ended October 31, 2011. The reporting period began on a positive note as solid corporate earnings growth and improving economic conditions—fueled by a second round of quantitative easing by the Federal Reserve and an extension of expiring federal tax breaks—sparked a sharp rally in the equity market. Stocks remained on an upward trajectory through the first four months of 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Market sentiment shifted dramatically during the last half of the period as investors reacted to a worsening sovereign debt crisis in Europe, including a bailout package for Portugal, further credit deterioration and a potential debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In addition, the economic outlook grew increasingly uncertain amid evidence of a slowdown in economic activity. The end result was a reversal in the stock market that accelerated between July and September, erasing all of the market’s gains from earlier in the period.

Stocks rebounded in October as better economic data eased recession fears, enabling the market to produce a positive overall return for the 12-month period. Although mid- and small-cap stocks led the market’s advance in the first half of the period, they lagged during the market decline and underperformed large-cap stocks for the full 12-month period (see the table below).

However, growth stocks outperformed value shares throughout the period. Despite the increasingly uncertain economic outlook, we have not seen a broad deterioration in business fundamentals. Many companies continued to report better-than-expected earnings, even during the height of the market volatility in July and August. Companies that benefit from enduring, secular growth trends resulting from new technologies or products can succeed and show improvement under even challenging economic conditions. Furthermore, an economic slowdown often causes changes in consumer behavior that present investment opportunities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	7.63%	6.94%	7.20%(1)	11.14%	11/25/83
Russell 3000 Growth Index	—	9.92%	3.01%	3.74%	9.06%(2)	—
Institutional Class	ACAJX	—	—	—	10.82%(3)	9/30/11
A Class No sales charge* With sales charge*	ACAQX	— —	— —	— —	10.78%(3) 4.43%(3)	9/30/11
C Class No sales charge* With sales charge*	ACAHX	— —	— —	— —	10.70%(3) 9.70%(3)	9/30/11
R Class	ACAWX	—	—	—	10.74%(3)	9/30/11

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Since 11/30/83, the date nearest the Investor Class’s inception for which data are available.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: David Hollond and Michael Orndorff

Effective September 30, 2011, the Fund’s name was changed from Giftrust to All Cap Growth

Performance Summary

All Cap Growth returned 7.63%* for the 12 months ended October 31, 2011, lagging the 9.92% return of the portfolio’s benchmark, the Russell 3000 Growth Index. Despite underperforming for the fiscal year, the portfolio’s longer-term returns continue to exceed those of the benchmark (see page 5).

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and Treasury debt downgrade. Price momentum and acceleration, two factors that the All Cap Growth team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, stock decisions in the information technology and consumer discretionary sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the consumer staples sector partially offset those relative losses.

Information Technology Underperformed Benchmark, but Some Decisions Helped

The information technology sector was All Cap Growth’s largest source of underperformance relative to the benchmark. In the communications equipment industry, two overweight positions significantly trimmed relative results. Video and teleconferencing equipment maker Polycom experienced a sell-off in its shares as investors feared that competition and cuts in corporate spending would hurt revenues. F5 Networks, whose products help optimize the performance of applications over IT networks, also detracted from returns versus the benchmark.

Also within the communications equipment industry, though, All Cap Growth was rewarded for an underweight position in Cisco Systems. The world’s largest maker of computer networking equipment cut its long-term sales outlook in the face of increased competition and a slow economy.

Elsewhere in the information technology sector, All Cap Growth held an underweight stake in IBM. This decision proved detrimental as the company’s stock benefited from being perceived as somewhat of a “safe haven” within the technology sector during the market downturn. The managers do not find IBM attractive based on the stock’s relative valuation and the company’s growth rate.

A stake in Chinese online search engine Baidu helped relative performance. The company continued to benefit from a secular shift to online advertising.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Consumer Discretionary Lagged, but Some Holdings Contributed

The consumer discretionary sector was home to two positions that detracted significantly from relative returns. Netflix represented the largest single detractor from performance versus the benchmark. The company stumbled when it raised prices 60% for its mail-order DVD rental service, and then announced that it would separate its video-streaming business from its DVD offering. Both moves alienated customers, and, although the company lowered guidance for its subscriber base, subscription levels fell below that revised level.

Also within the consumer discretionary sector, All Cap Growth maintained an overweight stake in cruise line Royal Caribbean, which was a key detractor from relative performance. The company, which has exposure to Europe, experienced sluggish European demand for its Mediterranean cruises in part due to concerns about unrest in the Middle East.

An overweight position in Lululemon Athletica, though, contributed significantly to relative performance as the maker of yoga and athletic wear executed well, demonstrating strong same-store sales.

Consumer Staples Gained

All Cap Growth benefited from ownership of two key holdings in the consumer staples sector: specialty grocery chain Whole Foods Market and membership discount retailer Costco Wholesale. Whole Foods, which represented the largest individual contributor to relative returns by far, continued to perform well amid a trend towards natural and organic foods. The company’s strong execution resulted in continued growth in sales and margin improvement. Costco benefited from consumers’ desire to stretch their dollars in the weak economic environment. By offering a compelling assortment of products at attractive prices, Costco improved its sales growth rate.

Outlook

All Cap Growth’s investment process focuses on companies of all sizes with improving business fundamentals as evidenced by accelerating rates of growth and positive relative strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time. This process, which has historically added value, has faced unprecedented headwinds in recent reporting periods. Despite this challenge, All Cap Growth provided positive absolute returns during the reporting period as growth stocks were rewarded by the market in a challenging macroeconomic environment.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	8.7%
National Oilwell Varco, Inc.	3.6%
QUALCOMM, Inc.	3.1%
Precision Castparts Corp.	3.0%
Caterpillar, Inc.	2.7%
Philip Morris International, Inc.	2.6%
McDonald’s Corp.	2.3%
Exxon Mobil Corp.	2.3%
Google, Inc. Class A	2.3%
Costco Wholesale Corp.	2.2%

Top Five Industries	% of net assets
Computers and Peripherals	10.6%
Energy Equipment and Services	8.0%
Software	6.0%
IT Services	5.0%
Aerospace and Defense	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.9%
Foreign Common Stocks*	10.9%
Total Common Stocks	99.8%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.6)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 – 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$909.60	$4.81	1.00%
Institutional Class	$1,000	$1,108.20(2)	$0.74(3)	0.80%
A Class	$1,000	$1,107.80(2)	$1.15(3)	1.25%
C Class	$1,000	$1,107.00(2)	$1.85(3)	2.00%
R Class	$1,000	$1,107.40(2)	$1.39(3)	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17(4)	$4.08(4)	0.80%
A Class	$1,000	$1,018.90(4)	$6.36(4)	1.25%
C Class	$1,000	$1,015.12(4)	$10.16(4)	2.00%
R Class	$1,000	$1,017.64(4)	$7.63(4)	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from September 30, 2011 (commencement of sale) through October 31, 2011.

(3)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 32, the number of days in the period from September 30, 2011 (commencement of sale) through October 31, 2011, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

OCTOBER 31, 2011

Shares	Value

Common Stocks — 99.8%
AEROSPACE AND DEFENSE — 4.8%
BE Aerospace, Inc.(1)	277,517	$10,470,716
Precision Castparts Corp.	174,048	28,395,931
TransDigm Group, Inc.(1)	65,967	6,195,621
		45,062,268
AUTOMOBILES — 0.8%
Hyundai Motor Co.	36,055	7,313,534
BEVERAGES — 2.0%
Coca-Cola Co. (The)	221,455	15,129,806
Hansen Natural Corp.(1)	44,356	3,951,676
		19,081,482
BIOTECHNOLOGY — 1.2%
Alexion Pharmaceuticals, Inc.(1)	110,013	7,426,978
Grifols SA(1)	212,673	3,954,453
		11,381,431
CAPITAL MARKETS — 0.5%
Lazard Ltd., Class A	183,713	5,022,713
CHEMICALS — 1.5%
Albemarle Corp.	125,795	6,703,615
Monsanto Co.	94,309	6,860,980
		13,564,595
COMMERCIAL BANKS — 0.7%
East West Bancorp., Inc.	143,285	2,789,759
SVB Financial Group(1)	73,631	3,382,608
		6,172,367
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Clean Harbors, Inc.(1)	51,407	2,995,486
COMMUNICATIONS EQUIPMENT — 3.5%
Aruba Networks, Inc.(1)	111,833	2,649,324
Polycom, Inc.(1)	54,275	897,166
QUALCOMM, Inc.	565,527	29,181,193
		32,727,683
COMPUTERS AND PERIPHERALS — 10.6%
Apple, Inc.(1)	201,715	81,650,198
EMC Corp.(1)	704,858	17,276,069
		98,926,267
CONSTRUCTION AND ENGINEERING — 0.4%
Chicago Bridge & Iron Co. NV New York Shares	94,799	3,467,747
CONSUMER FINANCE — 1.7%
American Express Co.	112,065	5,672,730
Discover Financial Services	442,548	10,426,431
		16,099,161
CONTAINERS AND PACKAGING — 0.3%
Rock-Tenn Co., Class A	43,184	2,556,061
DIVERSIFIED CONSUMER SERVICES — 1.2%
K12, Inc.(1)	26,328	$922,796
Weight Watchers International, Inc.	135,233	10,091,087
		11,013,883
ELECTRICAL EQUIPMENT — 0.7%
Polypore International, Inc.(1)	115,576	6,061,961
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.0%
IPG Photonics Corp.(1)	45,984	2,430,714
Jabil Circuit, Inc.	318,044	6,538,985
		8,969,699
ENERGY EQUIPMENT AND SERVICES — 8.0%
Baker Hughes, Inc.	103,385	5,995,296
Cameron International Corp.(1)	119,302	5,862,500
Halliburton Co.	249,967	9,338,767
National Oilwell Varco, Inc.	471,551	33,635,733
Oil States International, Inc.(1)	78,804	5,485,547
Schlumberger Ltd.	200,460	14,727,796
		75,045,639
FOOD AND STAPLES RETAILING — 4.4%
Costco Wholesale Corp.	251,493	20,936,792
Whole Foods Market, Inc.	286,239	20,643,557
		41,580,349
FOOD PRODUCTS — 2.2%
Green Mountain Coffee Roasters, Inc.(1)	42,600	2,769,852
Mead Johnson Nutrition Co.	247,420	17,777,127
		20,546,979
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.6%
Baxter International, Inc.	285,820	15,714,384
Cooper Cos., Inc. (The)	86,636	6,003,875
Covidien plc	93,787	4,411,740
MAKO Surgical Corp.(1)	114,625	4,407,331
Sirona Dental Systems, Inc.(1)	69,134	3,311,519
		33,848,849
HEALTH CARE PROVIDERS AND SERVICES — 2.0%
Catalyst Health Solutions, Inc.(1)	130,150	7,154,345
Express Scripts, Inc.(1)	186,461	8,526,862
Odontoprev SA	171,800	2,703,810
		18,385,017
HEALTH CARE TECHNOLOGY — 1.2%
SXC Health Solutions Corp.(1)	233,326	10,924,323

12

Shares	Value

HOTELS, RESTAURANTS AND LEISURE — 4.2%
Arcos Dorados Holdings, Inc., Class A	199,467	$4,667,528
Chipotle Mexican Grill, Inc.(1)	18,759	6,305,275
McDonald’s Corp.	235,363	21,853,454
Yum! Brands, Inc.	122,249	6,548,879
		39,375,136
HOUSEHOLD PRODUCTS — 1.0%
Colgate-Palmolive Co.	100,544	9,086,161
INTERNET AND CATALOG RETAIL — 3.0%
Amazon.com, Inc.(1)	70,477	15,047,545
priceline.com, Inc.(1)	25,853	13,126,085
		28,173,630
INTERNET SOFTWARE AND SERVICES — 4.3%
Baidu, Inc. ADR(1)	115,842	16,238,731
Google, Inc. Class A(1)	35,615	21,106,874
LinkedIn Corp., Class A(1)	33,393	3,002,031
		40,347,636
IT SERVICES — 5.0%
Accenture plc, Class A	72,907	4,393,376
Cognizant Technology Solutions Corp., Class A(1)	153,339	11,155,412
International Business Machines Corp.	103,345	19,080,587
Teradata Corp.(1)	207,574	12,383,865
		47,013,240
MACHINERY — 4.8%
Caterpillar, Inc.	272,530	25,743,184
Chart Industries, Inc.(1)	83,361	4,710,730
Cummins, Inc.	108,956	10,833,495
Titan International, Inc.	150,457	3,385,283
		44,672,692
MEDIA — 1.7%
CBS Corp., Class B	450,769	11,634,348
Focus Media Holding Ltd. ADR(1)	165,095	4,487,282
		16,121,630
METALS AND MINING — 0.4%
Cliffs Natural Resources, Inc.	50,496	3,444,837
OIL, GAS AND CONSUMABLE FUELS — 3.8%
Concho Resources, Inc.(1)	47,672	4,515,492
Exxon Mobil Corp.	277,286	21,653,264
Linn Energy LLC	102,621	3,973,485
SandRidge Energy, Inc.(1)	534,185	4,091,857
SM Energy Co.	17,412	1,443,629
		35,677,727
PHARMACEUTICALS — 4.2%
Allergan, Inc.	192,299	$16,176,192
Elan Corp. plc ADR(1)	255,331	3,061,419
Questcor Pharmaceuticals, Inc.(1)	170,522	6,924,899
Shire plc	86,816	2,726,028
Shire plc ADR	114,818	10,827,337
		39,715,875
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.4%
ARM Holdings plc	368,668	3,453,526
SOFTWARE — 6.0%
Cerner Corp.(1)	96,864	6,144,084
Check Point Software Technologies Ltd.(1)	271,844	15,666,370
CommVault Systems, Inc.(1)	99,721	4,246,120
NetSuite, Inc.(1)	205,980	7,835,479
Oracle Corp.	257,348	8,433,294
Salesforce.com, Inc.(1)	105,570	14,058,757
		56,384,104
SPECIALTY RETAIL — 2.9%
Abercrombie & Fitch Co., Class A	26,610	1,979,784
O’Reilly Automotive, Inc.(1)	147,276	11,200,340
PetSmart, Inc.	86,946	4,082,114
Ulta Salon Cosmetics & Fragrance, Inc.(1)	130,035	8,750,055
Williams-Sonoma, Inc.	40,881	1,534,673
		27,546,966
TEXTILES, APPAREL AND LUXURY GOODS — 1.8%
Coach, Inc.	91,013	5,922,216
Deckers Outdoor Corp.(1)	36,115	4,161,893
Lululemon Athletica, Inc.(1)	122,805	6,936,026
		17,020,135
TOBACCO — 2.6%
Philip Morris International, Inc.	349,984	24,453,382
TRADING COMPANIES AND DISTRIBUTORS — 0.8%
Fastenal Co.	206,249	7,856,024
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Tim Participacoes SA ADR	91,968	2,394,847
TOTAL COMMON STOCKS (Cost $695,182,768)		933,485,042

13

Shares	Value

Temporary Cash Investments — 0.8%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $2,610,954), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $2,555,987)		$2,555,983
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $2,619,464), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $2,555,984)		2,555,982
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $2,604,606), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $2,555,986)		$2,555,983
SSgA U.S. Government Money Market Fund	223,283	223,283
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,891,231)		7,891,231
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $703,073,999)		941,376,273
OTHER ASSETS AND LIABILITIES — (0.6)%		(5,514,204)
TOTAL NET ASSETS — 100.0%		$935,862,069

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,140,554	EUR for USD	UBS AG	11/30/11	$2,961,045	$13,062
2,902,342	GBP for USD	Credit Suisse AG	11/30/11	4,665,377	(39,131)
				$7,626,422	$(26,069)

(Value on Settlement Date $7,600,353)

Geographic Diversification
(as a % of net assets)
United States	88.9%
Ireland	2.7%
People’s Republic of China	2.2%
Israel	1.7%
South Korea	0.8%
Canada	0.7%
Brazil	0.6%
Bermuda	0.5%
Argentina	0.5%
Spain	0.4%
Netherlands	0.4%
United Kingdom	0.4%
Cash and Equivalents*	0.2%

* Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $703,073,999)	$941,376,273
Foreign currency holdings, at value (cost of $31,160)	31,614
Receivable for investments sold	6,494,287
Receivable for capital shares sold	146,244
Unrealized gain on forward foreign currency exchange contracts	13,062
Dividends and interest receivable	324,702
948,386,182

Liabilities
Payable for investments purchased	11,260,808
Payable for capital shares redeemed	458,563
Unrealized loss on forward foreign currency exchange contracts	39,131
Accrued management fees	765,574
Distribution and service fees payable	37
12,524,113

Net Assets	$935,862,069

Net Assets Consist of:
Capital (par value and paid-in surplus)	$677,054,585
Undistributed net investment income	26,069
Undistributed net realized gain	20,504,756
Net unrealized appreciation	238,276,659
$935,862,069

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$935,751,329	33,351,004	$28.06
Institutional Class, $0.01 Par Value	$27,700	987	$28.06
A Class, $0.01 Par Value	$27,690	987	$28.05	*
C Class, $0.01 Par Value	$27,670	987	$28.03
R Class, $0.01 Par Value	$27,680	987	$28.04

*Maximum offering price $29.76 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,135)	$9,229,914
Interest	3,399
9,233,313

Expenses:
Management fees	10,039,444
Distribution and service fees:
A Class	5
C Class	21
R Class	11
Directors’ fees and expenses	40,118
10,079,599

Net investment income (loss)	(846,286)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	126,162,005
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $59,456)	86,278
126,248,283

Change in net unrealized appreciation (depreciation) on:
Investments	(49,901,511)
Translation of assets and liabilities in foreign currencies	74,552
(49,826,959)

Net realized and unrealized gain (loss)	76,421,324

Net Increase (Decrease) in Net Assets Resulting from Operations	$75,575,038

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(846,286)	$(1,928,945)
Net realized gain (loss)	126,248,283	88,509,606
Change in net unrealized appreciation (depreciation)	(49,826,959)	113,572,450
Net increase (decrease) in net assets resulting from operations	75,575,038	200,153,111

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(99,159,677)	(78,545,824)

Net increase (decrease) in net assets	(23,584,639)	121,607,287

Net Assets
Beginning of period	959,446,708	837,839,421
End of period	$935,862,069	$959,446,708

Undistributed net investment income	$26,069	$100,128

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (formerly Giftrust® Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in equity securities of companies of any size that management believes will increase in value over time.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the Institutional Class, A Class, C Class and R Class commenced on September 30, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $745,142,030 and $836,307,611, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011(1)		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	229,937	$6,555,442	271,644	$6,307,332
Redeemed	(3,675,174)	(105,815,119)	(3,644,275)	(84,853,156)
	(3,445,237)	(99,259,677)	(3,372,631)	(78,545,824)
Institutional Class/Shares Authorized	25,000,000		N/A
Sold	987	25,000
A Class/Shares Authorized	25,000,000		N/A
Sold	987	25,000
C Class/Shares Authorized	25,000,000		N/A
Sold	987	25,000
R Class/Shares Authorized	25,000,000		N/A
Sold	987	25,000
Net increase (decrease)	(3,441,289)	$(99,159,677)	(3,372,631)	$(78,545,824)

(1) September 30, 2011 (commencement of sale) through October 31, 2011 for the Institutional Class, A Class, C Class and R Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$831,758,575	—	—
Foreign Common Stocks	81,575,116	$20,151,351	—
Temporary Cash Investments	223,283	7,667,948	—
Total Value of Investment Securities	$913,556,974	$27,819,299	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(26,069)	—

21

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $13,062 in unrealized gain on forward foreign currency exchange contracts and as a liability of $39,131 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $139,614 in net realized gain (loss) on foreign currency transactions and $74,059 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2011 and October 31, 2010.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$706,166,905
Gross tax appreciation of investments	$249,612,681
Gross tax depreciation of investments	(14,403,313)
Net tax appreciation (depreciation) of investments	$235,209,368
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$454
Net tax appreciation (depreciation)	$235,209,822
Undistributed ordinary income	—
Accumulated long-term gains	$23,597,662

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2011	$26.07	(0.02)	2.01	1.99	—	$28.06	7.63%	1.00%		(0.08)%		75%		$935,751
2010	$20.86	(0.05)	5.26	5.21	—	$26.07	24.98%	1.01%		(0.22)%		88%		$959,447
2009	$19.08	0.03	1.81	1.84	(0.06)	$20.86	9.72%	1.00%		0.19%		167%		$837,839
2008	$31.53	(0.13)	(12.32)	(12.45)	—	$19.08	(39.49)%	1.00%		(0.48)%		171%		$803,771
2007	$20.13	(0.14)	11.54	11.40	—	$31.53	56.63%	1.00%		(0.57)%		147%		$1,421,214
Institutional Class
2011(3)	$25.32	(0.01)	2.75	2.74	—	$28.06	10.82%	0.80	%(4)	(0.28	)%(4)	75	%(5)	$28
A Class
2011(3)	$25.32	(0.02)	2.75	2.73	—	$28.05	10.78%	1.25	%(4)	(0.73	)%(4)	75	%(5)	$28
C Class
2011(3)	$25.32	(0.03)	2.74	2.71	—	$28.03	10.70%	2.00	%(4)	(1.48	)%(4)	75	%(5)	$28
R Class
2011(3)	$25.32	(0.02)	2.74	2.72	—	$28.04	10.74%	1.50	%(4)	(0.98	)%(4)	75	%(5)	$28

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	September 30, 2011 (commencement of sale) through October 31, 2011.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2011.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund (formerly, Giftrust Fund), one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Cap Growth Fund (formerly, Giftrust Fund) of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owningsimilar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investmentmanagement clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholderconfirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73905   1112

    ANNUAL REPORT               OCTOBER 31, 2011

Ultra® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams,
Chief Investment Officer,
U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities managed positive returns during a volatile 12 months ended October 31, 2011. Action in stocks in some respects mirrored changes in the pace of economic growth—U.S. gross domestic product expanded at a 2.3% annual rate in the fourth quarter of 2010, but dipped to 0.4% and 1.3% in the first and second quarters of 2011, respectively, before returning to 2.0% growth in the third quarter of the year.

Similarly, stocks began the period with gains, buoyed by robust corporate earnings growth; the Federal Reserve’s second round of quantitative easing; and the extension of unemployment benefits and Bush-era tax cuts. But uncertainty generated by a series of events—including political unrest in the Middle East, the tragic earthquake and nuclear disaster in Japan, and concerns around the resolution of European sovereign debt and U.S. budgetary issues—served to compress price/earnings multiples. Equity markets finished the fiscal year with a sharp rebound in October after the economic data turned out to be not as bad as feared.

Growth Outperformed Value

In that environment, growth-oriented shares outperformed value across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was widely dispersed, reflecting the volatile nature of the reporting period. For example, both consumer staples and consumer discretionary stocks were among the best-performing segments within the index. It was a similar story when looking at many economically sensitive sectors—energy was the top performer, while materials and industrials were among the lagging sectors. Financials also underperformed, partly as a result of worry about exposure to Europe and the slowing economy. Information technology stocks fared reasonably well overall, though performance varied widely within the sector.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	10.59%	3.37%	3.03%	10.97%	11/2/81
Russell 1000 Growth Index	—	9.92%	3.04%	3.56%	9.98%(1)	—
S&P 500 Index	—	8.09%	0.25%	3.69%	11.00%(1)	—
Institutional Class	TWUIX	10.85%	3.58%	3.24%	4.57%	11/14/96
A Class(2) No sales charge* With sales charge*	TWUAX	10.33% 3.98%	3.11% 1.90%	2.78% 2.17%	4.35% 3.95%	10/2/96
C Class	TWCCX	9.48%	2.34%	2.01%	1.83%	10/29/01
R Class	AULRX	10.03%	2.85%	—	3.29%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/81, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Ultra returned 10.59%* for the 12 months ended October 31, 2011, compared with the 9.92% return of its benchmark, the Russell 1000 Growth Index, and the 8.09% return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and Treasury debt downgrade. Although this created a challenging environment for growth and momentum oriented shares, Ultra delivered solid returns and outperformed its benchmark.

Within the portfolio, security selection in the information technology and health care sectors accounted for the bulk of Ultra’s outperformance relative to the benchmark. Stock selection in the materials, consumer discretionary, and consumer staples sectors also added to relative returns. Stock decisions in the energy and financials sectors detracted from relative results.

Information Technology, Health Care Led Gains

The information technology sector was a source of relative outperformance for Ultra. Within the computers and peripherals industry group, an underweight stake in Hewlett-Packard helped relative results as the stock underperformed in the benchmark. An overweight position in personal electronic device maker Apple also benefited relative performance. The company experienced acceleration in revenues and earnings, added new carriers, and gained penetration with existing carriers, while increasing market share.

Within the software industry group, the portfolio held an overweight position in video game publisher Electronic Arts. The company’s share price climbed amid rising sales of its core video games as well as growth of its newer digital business, which includes downloadable content for PCs, social networks, and mobile platforms. Effective stock decisions in the communications equipment and semiconductor groups also contributed to relative returns.

Also in the information technology sector, though, Ultra did not hold a position in IBM. This decision proved detrimental as the company’s stock benefited from being perceived as somewhat of a “safe haven” within the technology sector during the market downturn. The managers do not find IBM attractive based on the stock’s relative valuation and the company’s growth rate.

In the health care equipment group, an overweight stake in Intuitive Surgical added meaningfully to gains. The maker of robotic surgery systems experienced a sharp rise in earnings amid continued adoption of its technology and increased sales of its surgical system.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Materials, Consumer Discretionary, Consumer Staples Helped

Within the materials sector, the portfolio’s overweight allocation to the chemicals industry included a stake in chemicals company Nalco Holding Co. The company experienced strong volume and price gains amid growing demand.

In the consumer discretionary sector, an overweight stake in Tiffany added meaningfully to relative results. The fine jewelry retailer delivered higher-than-expected earnings as sales levels climbed, driven largely by same-store sales growth in Asia, Europe, and the Americas.

However, not all holdings in the consumer discretionary sector helped performance. An overweight stake in Netflix represented the largest single detractor from relative returns. The company stumbled when it raised prices 60% for its mail order DVD rental service, and then announced that it would separate its video streaming business from its DVD offering. Both moves alienated customers, and, although the company lowered guidance for its subscriber base, subscription levels fell below that revised level. Although Netflix management handled the transition poorly, we believe that the company’s evolution from its legacy DVD business to the video streaming business is positive, as it will require lower overhead and offers more growth potential.

Within the consumer staples sector, an overweight position in Costco Wholesale contributed to relative returns. The membership discount retailer benefited from a focus on lower-end providers of consumer goods in the weak economic environment.

Energy, Financials, Lagged Benchmark

The energy sector detracted from relative returns. Within the sector, Ultra held several overweight stakes in the oil, gas, and consumable fuels group that underperformed, while maintaining underweight positions in some companies that outperformed in the benchmark.

The financials sector was also a source of underperformance relative to the benchmark. Here, Ultra held several positions in the diversified financial services group that lagged.

Starting Point for Next Reporting Period

The environment for growth- and momentum-oriented investment styles continued to be challenging during the reporting period. Nonetheless, Ultra delivered sound results for the period. Going forward, we remain confident in our investment beliefs that stocks which exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	7.2%
Google, Inc., Class A	4.5%
Amazon.com, Inc.	3.0%
Exxon Mobil Corp.	2.6%
Gilead Sciences, Inc.	2.4%
Philip Morris International, Inc.	2.4%
Schlumberger Ltd.	2.3%
Costco Wholesale Corp.	2.2%
Oracle Corp.	2.2%
QUALCOMM, Inc.	2.2%

Top Five Industries	% of net assets
Computers and Peripherals	8.7%
Software	7.5%
Internet Software and Services	6.4%
Oil, Gas and Consumable Fuels	6.3%
Machinery	5.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.5%
Foreign Common Stocks*	7.1%
Total Common Stocks	99.6%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 – 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$950.90	$4.87	0.99%
Institutional Class	$1,000	$951.90	$3.89	0.79%
A Class	$1,000	$949.50	$6.09	1.24%
C Class	$1,000	$946.00	$9.76	1.99%
R Class	$1,000	$948.40	$7.32	1.49%
Hypothetical
Investor Class	$1,000	$1,020.22	$5.04	0.99%
Institutional Class	$1,000	$1,021.22	$4.02	0.79%
A Class	$1,000	$1,018.96	$6.31	1.24%
C Class	$1,000	$1,015.17	$10.11	1.99%
R Class	$1,000	$1,017.69	$7.58	1.49%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 99.6%
AEROSPACE AND DEFENSE — 1.6%
General Dynamics Corp.	1,539,583	$ 98,825,833
AUTO COMPONENTS — 0.5%
Gentex Corp.	1,077,000	32,439,240
BEVERAGES — 1.1%
Coca-Cola Co. (The)	949,000	64,835,680
BIOTECHNOLOGY — 4.4%
Alexion Pharmaceuticals, Inc.(1)	645,000	43,543,950
Celgene Corp.(1)	1,202,000	77,925,660
Gilead Sciences, Inc.(1)	3,522,000	146,726,520
		268,196,130
CHEMICALS — 4.3%
Monsanto Co.	1,550,000	112,762,500
Nalco Holding Co.	1,570,000	59,204,700
Potash Corp. of Saskatchewan, Inc.	1,356,000	64,179,480
RPM International, Inc.	1,107,000	24,874,290
		261,020,970
COMMUNICATIONS EQUIPMENT — 2.5%
Cisco Systems, Inc.	1,036,000	19,197,080
QUALCOMM, Inc.	2,538,000	130,960,800
		150,157,880
COMPUTERS AND PERIPHERALS — 8.7%
Apple, Inc.(1)	1,085,000	439,186,300
EMC Corp.(1)	3,843,000	94,191,930
		533,378,230
CONSUMER FINANCE — 1.1%
American Express Co.	1,341,000	67,881,420
DIVERSIFIED FINANCIAL SERVICES — 2.0%
CME Group, Inc.	270,000	74,401,200
JPMorgan Chase & Co.	1,372,000	47,690,720
		122,091,920
ELECTRICAL EQUIPMENT — 4.9%
ABB Ltd.(1)	1,756,000	33,105,449
ABB Ltd. ADR(1)	2,431,000	45,727,110
Cooper Industries plc	1,317,000	69,089,820
Emerson Electric Co.	2,221,000	106,874,520
Polypore International, Inc.(1)	858,673	45,037,399
		299,834,298
ENERGY EQUIPMENT AND SERVICES — 2.7%
Core Laboratories NV	215,000	23,275,900
Schlumberger Ltd.	1,911,000	140,401,170
		163,677,070
FOOD AND STAPLES RETAILING — 2.2%
Costco Wholesale Corp.	1,612,000	134,199,000
FOOD PRODUCTS — 2.9%
Hershey Co. (The)	994,000	56,886,620
Mead Johnson Nutrition Co.	731,000	52,522,350
Nestle SA	1,207,000	69,848,761
		179,257,731
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.8%
HeartWare International, Inc.(1)	161,000	10,936,730
Intuitive Surgical, Inc.(1)	275,000	119,311,500
St. Jude Medical, Inc.	1,492,000	58,188,000
Varian Medical Systems, Inc.(1)	684,000	40,164,480
		228,600,710
HEALTH CARE PROVIDERS AND SERVICES — 3.4%
Express Scripts, Inc.(1)	2,643,000	120,864,390
Medco Health Solutions, Inc.(1)	175,899	9,649,819
UnitedHealth Group, Inc.	1,600,000	76,784,000
		207,298,209
HOTELS, RESTAURANTS AND LEISURE — 4.0%
Chipotle Mexican Grill, Inc.(1)	91,000	30,586,920
McDonald’s Corp.	1,378,000	127,947,300
Starbucks Corp.	2,064,000	87,389,760
		245,923,980
INSURANCE — 1.1%
MetLife, Inc.	1,841,000	64,729,560
INTERNET AND CATALOG RETAIL — 3.7%
Amazon.com, Inc.(1)	846,000	180,629,460
Netflix, Inc.(1)	524,000	43,009,920
		223,639,380
INTERNET SOFTWARE AND SERVICES — 6.4%
Baidu, Inc. ADR(1)	505,000	70,790,900
Google, Inc., Class A(1)	469,000	277,948,160
Tencent Holdings Ltd.	1,835,000	42,030,653
		390,769,713
IT SERVICES — 2.4%
MasterCard, Inc., Class A	301,000	104,519,240
Teradata Corp.(1)	686,000	40,926,760
		145,446,000
LEISURE EQUIPMENT AND PRODUCTS — 0.9%
Hasbro, Inc.	1,456,000	55,415,360
MACHINERY — 5.9%
Cummins, Inc.	575,000	57,172,250
Donaldson Co., Inc.	513,000	32,857,650

12

Shares	Value
Joy Global, Inc.	1,253,000	$ 109,261,600
Parker Hannifin Corp.	1,062,000	86,606,100
WABCO Holdings, Inc.(1)	940,000	47,197,400
Wabtec Corp.	441,000	29,626,380
		362,721,380
METALS AND MINING — 1.7%
BHP Billiton Ltd. ADR	479,000	37,400,320
Freeport-McMoRan Copper & Gold, Inc.	1,713,000	68,965,380
		106,365,700
OIL, GAS AND CONSUMABLE FUELS — 6.3%
Cimarex Energy Co.	484,000	30,976,000
EOG Resources, Inc.	356,000	31,837,080
Exxon Mobil Corp.	2,060,000	160,865,400
Newfield Exploration Co.(1)	723,000	29,107,980
Occidental Petroleum Corp.	1,071,000	99,538,740
Southwestern Energy Co.(1)	796,000	33,463,840
		385,789,040
PERSONAL PRODUCTS — 1.1%
Estee Lauder Cos., Inc. (The), Class A	695,000	68,422,750
PHARMACEUTICALS — 0.7%
Teva Pharmaceutical Industries Ltd. ADR	1,107,000	45,220,950
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.5%
Altera Corp.	1,905,000	72,237,600
Linear Technology Corp.	2,441,000	78,868,710
Microchip Technology, Inc.	1,721,000	62,231,360
		213,337,670
SOFTWARE — 7.5%
Adobe Systems, Inc.(1)	1,703,000	50,085,230
Electronic Arts, Inc.(1)	4,408,000	102,926,800
Microsoft Corp.	994,000	26,470,220
NetSuite, Inc.(1)	613,000	23,318,520
Oracle Corp.	4,052,000	132,784,040
Salesforce.com, Inc.(1)	474,000	63,122,580
VMware, Inc., Class A(1)	583,000	56,988,250
		455,695,640
SPECIALTY RETAIL — 4.3%
O’Reilly Automotive, Inc.(1)	763,000	58,026,150
Tiffany & Co.	1,455,000	116,007,150
TJX Cos., Inc. (The)	1,545,000	91,046,850
		265,080,150
TEXTILES, APPAREL AND LUXURY GOODS — 1.6%
NIKE, Inc., Class B	1,010,000	97,313,500
TOBACCO — 2.4%
Philip Morris International, Inc.	2,055,000	143,582,850
TOTAL COMMON STOCKS(Cost $3,939,630,810)		6,081,147,944
Temporary Cash Investments — 0.5%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $9,182,054), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $8,988,751)		8,988,736
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $9,211,981), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $8,988,742)		8,988,735
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $9,159,731), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $8,988,745)		8,988,735
SSgA U.S. Government Money Market Fund	688,715	688,715
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,654,921)		27,654,921
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $3,967,285,731)		6,108,802,865
OTHER ASSETS AND LIABILITIES — (0.1)%		(3,924,879)
TOTAL NET ASSETS — 100.0%		$6,104,877,986

13

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
74,053,400	CHF for USD	Credit Suisse AG	11/30/11	$84,396,597	$(47,552)

(Value on Settlement Date $84,349,045)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $3,967,285,731)	$6,108,802,865
Foreign currency holdings, at value (cost of $129,650)	129,911
Receivable for capital shares sold	1,380,666
Dividends and interest receivable	3,695,383
6,114,008,825

Liabilities
Payable for investments purchased	812,824
Payable for capital shares redeemed	3,317,312
Unrealized loss on forward foreign currency exchange contracts	47,552
Accrued management fees	4,937,343
Distribution and service fees payable	15,808
9,130,839

Net Assets	$6,104,877,986

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,501,993,545
Undistributed net investment income	47,552
Accumulated net realized loss	(538,815,412)
Net unrealized appreciation	2,141,652,301
$6,104,877,986

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,984,971,737	255,590,135	$23.42
Institutional Class, $0.01 Par Value	$52,751,124	2,202,924	$23.95
A Class, $0.01 Par Value	$62,304,182	2,738,838	$22.75	*
C Class, $0.01 Par Value	$677,999	32,255	$21.02
R Class, $0.01 Par Value	$4,172,944	184,658	$22.60

*	Maximum offering price $24.14 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $517,960)	$72,688,495
Interest	20,643
72,709,138

Expenses:
Management fees	62,300,410
Distribution and service fees:
A Class	176,386
B Class	1,020
C Class	7,690
R Class	18,623
Directors’ fees and expenses	253,387
Other expenses	2,847
62,760,363

Net investment income (loss)	9,948,775

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	302,986,483
Foreign currency transactions	(10,491,201)
292,495,282

Change in net unrealized appreciation (depreciation) on:
Investments	328,812,884
Translation of assets and liabilities in foreign currencies	(225,211)
328,587,673

Net realized and unrealized gain (loss)	621,082,955

Net Increase (Decrease) in Net Assets Resulting from Operations	$631,031,730

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$9,948,775	$14,027,620
Net realized gain (loss)	292,495,282	188,141,888
Change in net unrealized appreciation (depreciation)	328,587,673	836,699,181
Net increase (decrease) in net assets resulting from operations	631,031,730	1,038,868,689

Distributions to Shareholders
From net investment income:
Investor Class	(12,309,961)	(26,725,188)
Institutional Class	(189,254)	(528,963)
A Class	—	(172,872)
Decrease in net assets from distributions	(12,499,215)	(27,427,023)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(537,865,157)	(577,726,077)

Net increase (decrease) in net assets	80,667,358	433,715,589

Net Assets
Beginning of period	6,024,210,628	5,590,495,039
End of period	$6,104,877,986	$6,024,210,628

Undistributed net investment income	$47,552	$12,243,093

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

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If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return a capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.  The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 0.99% for the Investor Class, A Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $800,364,554 and $1,333,203,776, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	7,967,748	$184,093,884	8,040,692	$157,299,128
Issued in reinvestment of distributions	529,802	11,930,837	1,335,312	25,958,465
Redeemed	(31,294,147)	(725,130,132)	(35,922,123)	(700,572,950)
	(22,796,597)	(529,105,411)	(26,546,119)	(517,315,357)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	651,707	15,348,582	729,074	14,762,326
Issued in reinvestment of distributions	8,231	189,232	25,921	514,529
Redeemed	(567,827)	(13,398,417)	(2,701,567)	(53,218,916)
	92,111	2,139,397	(1,946,572)	(37,942,061)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	1,456,808	33,705,237	534,148	10,123,675
Issued in reinvestment of distributions	—	—	8,809	166,840
Redeemed	(2,020,737)	(44,830,105)	(1,712,426)	(32,190,650)
	(563,929)	(11,124,868)	(1,169,469)	(21,900,135)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	929	19,516	6	112
Redeemed	(5,900)	(131,961)	—	—
	(4,971)	(112,445)	6	112
C Class/Shares Authorized	50,000,000		50,000,000
Sold	6,859	146,359	3,687	64,700
Redeemed	(15,725)	(324,172)	(17,068)	(301,317)
	(8,866)	(177,813)	(13,381)	(236,617)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	78,707	1,717,632	41,073	780,064
Redeemed	(52,771)	(1,201,649)	(59,405)	(1,112,083)
	25,936	515,983	(18,332)	(332,019)
Net increase (decrease)	(23,256,316)	$(537,865,157)	(29,693,867)	$(577,726,077)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$5,649,568,421	—	—
Foreign Common Stocks	286,594,660	$144,984,863	—
Temporary Cash Investments	688,715	26,966,206	—
Total Value of Investment Securities	$5,936,851,796	$171,951,069	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(47,552)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2011, is disclosed on the Statement of Assets and Liabilities as a liability of $47,552 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(11,183,109) in net realized gain (loss) on foreign currency transactions and $(281,636) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$12,499,215	$27,427,023
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,022,866,028
Gross tax appreciation of investments	$2,201,322,486
Gross tax depreciation of investments	(115,385,649)
Net tax appreciation (depreciation) of investments	$2,085,936,837
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$182,718
Net tax appreciation (depreciation)	$2,086,119,555
Undistributed ordinary income	—
Accumulated capital losses	$(483,235,114)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$21.22	0.04	2.20	2.24	(0.04)	—	(0.04)	$23.42	10.59%	0.99%	0.16%	13%	$5,984,972
2010	$17.82	0.05	3.44	3.49	(0.09)	—	(0.09)	$21.22	19.63%	1.00%	0.25%	24%	$5,906,158
2009	$15.67	0.11	2.12	2.23	(0.08)	—	(0.08)	$17.82	14.35%	1.00%	0.69%	53%	$5,435,051
2008	$33.48	0.08	(9.95)	(9.87)	—	(7.94)	(7.94)	$15.67	(38.02)%	0.99%	0.36%	152%	$5,275,836
2007	$28.55	(0.01)	6.95	6.94	—	(2.01)	(2.01)	$33.48	25.89%	0.99%	(0.04)%	93%	$10,065,759
Institutional Class
2011	$21.69	0.08	2.27	2.35	(0.09)	—	(0.09)	$23.95	10.85%	0.79%	0.36%	13%	$52,751
2010	$18.22	0.09	3.51	3.60	(0.13)	—	(0.13)	$21.69	19.81%	0.80%	0.45%	24%	$45,791
2009	$16.02	0.14	2.17	2.31	(0.11)	—	(0.11)	$18.22	14.58%	0.80%	0.89%	53%	$73,933
2008	$33.98	0.15	(10.17)	(10.02)	—	(7.94)	(7.94)	$16.02	(37.89)%	0.79%	0.56%	152%	$76,339
2007	$28.90	0.05	7.04	7.09	—	(2.01)	(2.01)	$33.98	26.14%	0.79%	0.16%	93%	$325,035
A Class(3)
2011	$20.62	(0.02)	2.15	2.13	—	—	—	$22.75	10.33%	1.24%	(0.09)%	13%	$62,304
2010	$17.33	—(4)	3.33	3.33	(0.04)	—	(0.04)	$20.62	19.24%	1.25%	0.00%(5)	24%	$68,109
2009	$15.23	0.07	2.07	2.14	(0.04)	—	(0.04)	$17.33	14.14%	1.25%	0.44%	53%	$77,484
2008	$32.83	0.03	(9.69)	(9.66)	—	(7.94)	(7.94)	$15.23	(38.19)%	1.24%	0.11%	152%	$85,723
2007	$28.11	(0.08)	6.81	6.73	—	(2.01)	(2.01)	$32.83	25.56%	1.24%	(0.29)%	93%	$235,217

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$19.20	(0.17)	1.99	1.82	—	—	—	$21.02	9.48%	1.99%	(0.84)%	13%	$678
2010	$16.22	(0.13)	3.11	2.98	—	—	—	$19.20	18.45%	2.00%	(0.75)%	24%	$789
2009	$14.32	(0.04)	1.94	1.90	—	—	—	$16.22	13.20%	2.00%	(0.31)%	53%	$884
2008	$31.54	(0.13)	(9.15)	(9.28)	—	(7.94)	(7.94)	$14.32	(38.63)%	1.99%	(0.64)%	152%	$891
2007	$27.26	(0.29)	6.58	6.29	—	(2.01)	(2.01)	$31.54	24.64%	1.99%	(1.04)%	93%	$2,129
R Class
2011	$20.54	(0.08)	2.14	2.06	—	—	—	$22.60	10.03%	1.49%	(0.34)%	13%	$4,173
2010	$17.26	(0.05)	3.33	3.28	—	—	—	$20.54	19.00%	1.50%	(0.25)%	24%	$3,260
2009	$15.17	0.03	2.07	2.10	(0.01)	—	(0.01)	$17.26	13.84%	1.50%	0.19%	53%	$3,056
2008	$32.80	(0.03)	(9.66)	(9.69)	—	(7.94)	(7.94)	$15.17	(38.35)%	1.49%	(0.14)%	152%	$3,276
2007	$28.15	(0.15)	6.81	6.66	—	(2.01)	(2.01)	$32.80	25.26%	1.49%	(0.54)%	93%	$5,971

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(4)	Per-share amount was less than $0.005.
(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

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(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $12,499,215, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73910   1112

    ANNUAL REPORT                 OCTOBER 31, 2011

Veedot® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,
U.S. Growth Equity—Mid & Small Cap

The U.S. stock market overcame major swings in investor sentiment to post positive results for the 12 months ended October 31, 2011. The reporting period began on a positive note as solid corporate earnings growth and improving economic conditions—fueled by a second round of quantitative easing by the Federal Reserve and an extension of expiring federal tax breaks—sparked a sharp rally in the equity market. Stocks remained on an upward trajectory through the first four months of 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Market sentiment shifted dramatically during the last half of the period as investors reacted to a worsening sovereign debt crisis in Europe, including a bailout package for Portugal, further credit deterioration and a potential debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In addition, the economic outlook grew increasingly uncertain amid evidence of a slowdown in economic activity. The end result was a reversal in the stock market that accelerated between July and September, erasing all of the market’s gains from earlier in the period.

Stocks rebounded in October as better economic data eased recession fears, enabling the market to produce a positive overall return for the 12-month period. Although mid- and small-cap stocks led the market’s advance in the first half of the period, they lagged during the market decline and underperformed large-cap stocks for the full 12-month period (see the table below).

However, growth stocks outperformed value shares throughout the period. Despite the increasingly uncertain economic outlook, we have not seen a broad deterioration in business fundamentals. Many companies continued to report better-than-expected earnings, even during the height of the market volatility in July and August. Companies that benefit from enduring, secular growth trends resulting from new technologies or products can succeed and show improvement under even challenging economic conditions. Furthermore, an economic slowdown often causes changes in consumer behavior that present investment opportunities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	10.16%	0.29%	3.78%	1.90%	11/30/99
Russell 3000 Index	—	7.90%	0.55%	4.37%	1.71%	—
Institutional Class	AVDIX	10.55%	0.49%	3.99%	0.41%	8/1/00

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.26%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: John Small, Jr. and Stephen Pool

Performance Summary

Veedot returned 10.16%* for the 12 months ended October 31, 2011, outperforming its benchmark, the Russell 3000 Index, which returned 7.90% for the period.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and Treasury debt downgrade. Price momentum, a factor that the Veedot team looks for in portfolio holdings, was not consistently rewarded. Even so, Veedot’s highly systematic investment process delivered portfolio returns that surpassed those of its benchmark.

Within the portfolio, stock selection in the consumer staples and financials sectors accounted for the bulk of outperformance relative to the benchmark. Stock decisions in the consumer discretionary, industrials, and utilities sectors also benefited relative returns. Those gains were partially offset by relative losses in the energy and telecommunications services sectors.

Consumer Staples, Financials Led Gains

Veedot derived the majority of its relative gains from the consumer staples sector. Within the sector, a handful of overweight positions in the food products industry group contributed meaningfully to relative performance, including B&G Foods. The manufacturer and distributor of shelf-stable foods improved net income levels in the face of rising costs largely through a shift to higher margin products. Effective stock decisions in the personal products industry also added to relative results.

The financials sector was also a source of relative gains. Here, a number of overweight stakes in the real estate investment trusts industry group benefited performance versus the benchmark.

Consumer Discretionary Contributed, but Some Holdings Detracted

The consumer discretionary sector was a key source of outperformance relative to the benchmark. Within the auto components industry, an overweight stake in automotive supplier TRW Automotive Holdings Corp. helped absolute and relative returns. The company, which makes safety electronics and airbags, delivered solid earnings as a result of strong demand from China and a federal mandate requiring side airbags for all U.S.-made passenger vehicles by 2012.

However, some holdings in the sector detracted meaningfully from relative gains. Within the media industry, an overweight position in Cablevision Systems hurt performance relative to the benchmark. The New York-area cable company suffered a drop in net income, caused in part by costs created by Hurricane Irene.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Industrials, Utilities Outperformed Benchmark

In the industrials sector, Veedot was rewarded for an overweight stake in professional services company SFN Group. The temporary staffing company agreed to be acquired by global staffing firm Randstad Holding during the reporting period. Effective stock selection in the machinery and the air freight and logistics industry groups also contributed to relative results.

Veedot derived relative gains from stock decisions in the utilities sector. Notably, an overweight stake in CenterPoint Energy represented the largest single contributor to performance versus the benchmark. The distributor of electricity and natural gas in the South and Midwest reported higher-than-expected earnings levels amid growth in its field-services unit that serves producers, with gathering volumes rising in its Haynesville Shale region.

Energy, Telecommunications Services Detracted, but Some Holdings Helped

Within the energy sector, two overweight holdings—EXCO Resources and Marathon Oil—detracted from relative returns. Both oil and gas exploration companies were hurt by a decline in prices during the reporting period.

Elsewhere in the energy sector, though, Veedot held a stake in HollyFrontier, which was formed during the reporting period as the result of a merger between Holly Corp. and Frontier Oil. The petroleum refiner experienced a sharp rise in revenues following the merger, due to higher refinery gross margins.

The telecommunications services sector was also a source of relative underperformance. Here, Veedot held several detrimental overweight positions in the wireless telecommunication services industry, including a stake in United States Cellular. A loss in subscribers plagued the wireless carrier, as many subscribers chose carriers that offered Apple’s iPhone.

Although the information technology sector did not detract from relative returns, one holding in the sector significantly trimmed returns versus the benchmark. Finland-based Nokia experienced a share price decline as its smartphones continued to lose market share to rival Apple’s iPhone.

Outlook

Using a systematic and technically-driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

During the reporting period, the environment for growth and momentum oriented investment styles remained difficult. Despite these headwinds, Veedot delivered solid results and outperformed its benchmark. Looking ahead, we remain confident that our systematic process of identifying companies with accelerating growth and price momentum will continue to successfully identify opportunities across industry sectors.

7

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Wal-Mart Stores, Inc.	2.4%
UGI Corp.	1.7%
Rayonier, Inc.	1.3%
Eli Lilly & Co.	1.3%
Abbott Laboratories	1.3%
HSN, Inc.	1.3%
Cardinal Health, Inc.	1.3%
Baxter International, Inc.	1.2%
AstraZeneca plc ADR	1.2%
Philip Morris International, Inc.	1.2%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	17.9%
Food and Staples Retailing	8.5%
Pharmaceuticals	6.8%
Real Estate Investment Trusts (REITs)	5.1%
Health Care Providers and Services	4.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	83.3%
Foreign Common Stocks*	16.6%
Total Common Stocks	99.9%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(1.2)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 - 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$935.60	$6.10	1.25%
Institutional Class	$1,000	$938.10	$5.13	1.05%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.36	1.25%
Institutional Class	$1,000	$1,019.91	$5.35	1.05%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 99.9%
AEROSPACE AND DEFENSE — 2.2%
Lockheed Martin Corp.	10,877	$825,564
Raytheon Co.	17,610	778,186
		1,603,750
AIRLINES — 1.0%
Ryanair Holdings plc ADR(1)	26,260	755,500
AUTO COMPONENTS — 1.1%
Dana Holding Corp.(1)	55,200	780,528
BEVERAGES — 2.1%
Coca-Cola Femsa SAB de CV ADR	7,962	712,997
Dr Pepper Snapple Group, Inc.	21,805	816,597
		1,529,594
BIOTECHNOLOGY — 1.0%
Pharmasset, Inc.(1)	9,996	703,718
CHEMICALS — 2.0%
Flotek Industries, Inc.(1)	98,075	729,678
Olin Corp.	37,087	699,461
		1,429,139
COMMERCIAL SERVICES AND SUPPLIES — 2.0%
Pitney Bowes, Inc.	36,027	734,230
Republic Services, Inc.	25,911	737,427
		1,471,657
COMPUTERS AND PERIPHERALS — 1.1%
Quantum Corp.(1)	317,985	829,941
CONTAINERS AND PACKAGING — 0.4%
Packaging Corp. of America	9,950	259,496
DIVERSIFIED CONSUMER SERVICES — 1.7%
American Public Education, Inc.(1)	21,017	752,619
ITT Educational Services, Inc.(1)	7,430	460,363
		1,212,982
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.6%
BCE, Inc.	5,399	213,854
Chunghwa Telecom Co. Ltd. ADR	3,867	130,047
TELUS Corp.	16,420	837,256
		1,181,157
ELECTRIC UTILITIES — 2.1%
Cia Energetica de Minas Gerais ADR	45,897	782,085
Enersis SA ADR	40,134	787,830
		1,569,915
ELECTRICAL EQUIPMENT — 0.8%
ABB Ltd. ADR(1)	32,733	$615,708
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.0%
Flextronics International Ltd.(1)	112,805	740,565
ENERGY EQUIPMENT AND SERVICES — 1.0%
Nabors Industries Ltd.(1)	39,458	723,265
FOOD AND STAPLES RETAILING — 8.5%
Casey’s General Stores, Inc.	6,782	336,048
Costco Wholesale Corp.	9,792	815,184
CVS Caremark Corp.	22,058	800,705
Kroger Co. (The)	36,384	843,381
Safeway, Inc.	42,113	815,729
Wal-Mart Stores, Inc.	31,500	1,786,680
Walgreen Co.	24,000	796,800
		6,194,527
FOOD PRODUCTS — 1.0%
McCormick & Co., Inc.	15,420	748,795
GAS UTILITIES — 1.7%
UGI Corp.	44,000	1,261,480
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.3%
Baxter International, Inc.	16,009	880,175
Becton, Dickinson and Co.	9,817	767,984
Medtronic, Inc.	21,281	739,302
		2,387,461
HEALTH CARE PROVIDERS AND SERVICES — 4.5%
AmerisourceBergen Corp.	20,388	831,830
Cardinal Health, Inc.	20,758	918,957
McKesson Corp.	9,951	811,504
Molina Healthcare, Inc.(1)	34,138	723,043
		3,285,334
HOTELS, RESTAURANTS AND LEISURE — 2.7%
Buffalo Wild Wings, Inc.(1)	5,422	359,045
Darden Restaurants, Inc.	16,417	786,046
Home Inns & Hotels Management, Inc. ADR(1)	23,469	801,701
		1,946,792
INSURANCE — 1.5%
Genworth Financial, Inc. Class A(1)	109,099	696,052
Maiden Holdings Ltd.	48,116	392,145
		1,088,197
INTERNET AND CATALOG RETAIL — 1.3%
HSN, Inc.	25,839	921,677

11

Shares	Value
INTERNET SOFTWARE AND SERVICES — 1.3%
j2 Global Communications, Inc.	6,810	$209,612
VeriSign, Inc.	23,870	765,988
		975,600
IT SERVICES — 2.0%
Fidelity National Information Services, Inc.	7,838	205,199
Sapient Corp.	66,955	827,564
Western Union Co. (The)	26,366	460,614
		1,493,377
LEISURE EQUIPMENT AND PRODUCTS — 1.1%
Hasbro, Inc.	20,650	785,939
MACHINERY — 1.4%
Douglas Dynamics, Inc.	19,814	297,606
Toro Co. (The)	13,515	730,351
		1,027,957
MEDIA — 0.8%
Cablevision Systems Corp., Class A	26,396	381,950
Washington Post Co. (The) Class B	590	200,695
		582,645
METALS AND MINING — 0.6%
Southern Copper Corp.	13,174	404,178
MULTI-UTILITIES — 4.3%
Alliant Energy Corp.	19,606	799,533
MDU Resources Group, Inc.	36,228	746,659
TECO Energy, Inc.	42,515	789,504
Xcel Energy, Inc.	31,084	803,521
		3,139,217
OIL, GAS AND CONSUMABLE FUELS — 17.9%
Alpha Natural Resources, Inc.(1)	27,979	672,615
Arch Coal, Inc.	37,868	689,955
Atlas Energy LP	15,161	359,771
BP Prudhoe Bay Royalty Trust	6,664	716,380
CVR Energy, Inc.(1)	4,719	116,842
Encore Energy Partners LP	36,765	794,492
Energy Transfer Equity LP	19,610	750,082
Enerplus Corp.	26,014	725,270
Genesis Energy LP	31,563	832,948
Legacy Reserves LP	26,870	791,859
Marathon Oil Corp.	27,645	719,599
MarkWest Energy Partners LP	15,669	780,786
Martin Midstream Partners LP	20,690	743,185
Patriot Coal Corp.(1)	58,040	728,982
Permian Basin Royalty Trust	37,257	735,826
Pioneer Southwest Energy Partners LP	26,217	719,657
Regency Energy Partners LP	32,858	761,648
San Juan Basin Royalty Trust	29,258	715,066
Western Refining, Inc.(1)	44,742	714,977
		13,069,940
PERSONAL PRODUCTS — 1.2%
USANA Health Sciences, Inc.(1)	25,008	865,277
PHARMACEUTICALS — 6.8%
Abbott Laboratories	17,218	927,534
AstraZeneca plc ADR	18,362	879,723
Dr Reddy’s Laboratories Ltd. ADR	22,826	756,682
Eli Lilly & Co.	25,000	929,000
Jazz Pharmaceuticals, Inc.(1)	18,641	726,253
Merck & Co., Inc.	22,715	783,668
		5,002,860
REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.1%
American Capital Agency Corp.	24,251	667,145
CBL & Associates Properties, Inc.	36,396	559,770
MFA Financial, Inc.	108,469	732,166
Rayonier, Inc.	22,500	938,925
Realty Income Corp.	24,770	827,566
		3,725,572
ROAD AND RAIL — 1.0%
Hertz Global Holdings, Inc.(1)	61,156	709,410
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.1%
First Solar, Inc.(1)	14,024	697,974
Micron Technology, Inc.(1)	83,954	469,303
Siliconware Precision Industries Co. ADR	72,598	377,510
		1,544,787
SOFTWARE — 3.0%
Activision Blizzard, Inc.	49,383	661,238
Microsoft Corp.	28,502	759,008
Mitek Systems, Inc.(1)	74,588	754,085
		2,174,331
SPECIALTY RETAIL — 1.9%
Home Depot, Inc. (The)	23,490	840,942
Lowe’s Cos., Inc.	25,627	538,679
Rue21, Inc.(1)	1,742	46,407
1,426,028

12

Shares	Value
TOBACCO — 1.6%
Imperial Tobacco Group plc ADR	3,900	$284,700
Philip Morris International, Inc.	12,388	865,550
		1,150,250
WIRELESS TELECOMMUNICATION SERVICES — 2.2%
NTT DoCoMo, Inc. ADR	43,402	772,122
Philippine Long Distance Telephone Co. ADR	14,948	830,212
		1,602,334
TOTAL COMMON STOCKS(Cost $72,337,116)		72,920,880
Temporary Cash Investments — 1.3%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $313,874), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $307,267)		307,266
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $314,897), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $307,266)		307,266
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $313,111), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $307,266)		307,266
SSgA U.S. Government Money Market Fund	26,841	26,841
TOTAL TEMPORARY CASH INVESTMENTS(Cost $948,639)		948,639
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $73,285,755)		73,869,519
OTHER ASSETS AND LIABILITIES — (1.2)%		(849,553)
TOTAL NET ASSETS — 100.0%		$73,019,966

Geographic Diversification
(as a % of net assets)
United States	83.3%
Canada	2.4%
United Kingdom	1.6%
Bermuda	1.5%
Philippines	1.1%
People’s Republic of China	1.1%
Chile	1.1%
Brazil	1.1%
Japan	1.1%
India	1.0%
Ireland	1.0%
Singapore	1.0%
Mexico	1.0%
Switzerland	0.9%
Taiwan (Republic of China)	0.7%
Cash and Equivalents*	0.1%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $73,285,755)	$73,869,519
Receivable for investments sold	7,813,765
Receivable for capital shares sold	12,390
Dividends and interest receivable	92,048
81,787,722

Liabilities
Payable for investments purchased	8,597,413
Payable for capital shares redeemed	95,646
Accrued management fees	74,697
8,767,756

Net Assets	$73,019,966

Net Assets Consist of:
Capital (par value and paid-in surplus)	$101,869,105
Undistributed net investment income	516,856
Accumulated net realized loss	(29,949,759)
Net unrealized appreciation	583,764
$73,019,966

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$72,850,507	11,653,856	$6.25
Institutional Class, $0.01 Par Value	$169,459	26,612	$6.37

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,143)	$1,665,903
Interest	525
1,666,428
Expenses:
Management fees	1,001,557
Directors’ fees and expenses	3,237
1,004,794

Net investment income (loss)	661,634

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	20,605,823
Change in net unrealized appreciation (depreciation) on investments	(12,997,900)
Net realized and unrealized gain (loss)	7,607,923

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,269,557

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$661,634	$(39,074)
Net realized gain (loss)	20,605,823	8,472,692
Change in net unrealized appreciation (depreciation)	(12,997,900)	6,795,479
Net increase (decrease) in net assets resulting from operations	8,269,557	15,229,097

Distributions to Shareholders
From net investment income:
Investor Class	(95,981)	(48,886)
Institutional Class	(9,897)	(8,309)
Decrease in net assets from distributions	(105,878)	(57,195)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(16,567,847)	(12,443,945)

Redemption Fees
Increase in net assets from redemption fees	2,072	2,579

Net increase (decrease) in net assets	(8,402,096)	2,730,536

Net Assets
Beginning of period	81,422,062	78,691,526
End of period	$73,019,966	$81,422,062

Undistributed net investment income	$516,856	—

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in common stocks that management believes will increase in value over time, using an investment strategy developed by American Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis.

The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Effective November 14, 2011, the redemption fee applies only to shares held less than 60 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $223,345,930 and $235,349,784, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	609,907	$3,792,990	394,054	$2,119,491
Issued in reinvestment of distributions	15,435	93,224	8,820	47,717
Redeemed	(2,786,705)	(17,345,567)	(2,645,725)	(13,942,170)
	(2,161,363)	(13,459,353)	(2,242,851)	(11,774,962)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	33,847	215,520	24,836	134,114
Issued in reinvestment of distributions	1,612	9,897	1,511	8,309
Redeemed	(524,367)	(3,333,911)	(155,132)	(811,406)
	(488,908)	(3,108,494)	(128,785)	(668,983)
Net increase (decrease)	(2,650,271)	$(16,567,847)	(2,371,636)	$(12,443,945)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$60,801,708	—	—
Foreign Common Stocks	12,119,172	—	—
Temporary Cash Investments	26,841	$921,798	—
Total Value of Investment Securities	$72,947,721	$921,798	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$105,878	$57,195
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$73,211,720
Gross tax appreciation of investments	$3,343,884
Gross tax depreciation of investments	(2,686,085)
Net tax appreciation (depreciation) of investments	$657,799
Undistributed ordinary income	$516,856
Accumulated capital losses	$(30,023,794)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(7,339,030) and $(22,684,764) expire in 2016 and 2017, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From Net Investment Income			Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$5.68	0.05	0.53	0.58	(0.01)	$6.25	10.16%	1.25%	0.82%	280%	$72,851
2010	$4.71	—(3)	0.97	0.97	—(3)	$5.68	20.66%	1.26%	(0.06)%	260%	$78,441
2009	$5.34	—(3)	(0.63)	(0.63)	—	$4.71	(11.80)%	1.25%	(0.03)%	320%	$75,603
2008	$9.25	(0.02)	(3.89)	(3.91)	—	$5.34	(42.27)%	1.25%	(0.27)%	257%	$98,991
2007	$6.17	(0.01)	3.09	3.08	—	$9.25	49.92%	1.25%	(0.18)%	207%	$195,105
Institutional Class
2011	$5.78	0.06	0.55	0.61	(0.02)	$6.37	10.55%	1.05%	1.02%	280%	$169
2010	$4.79	0.01	0.99	1.00	(0.01)	$5.78	20.97%	1.06%	0.14%	260%	$2,981
2009	$5.43	0.01	(0.65)	(0.64)	—	$4.79	(11.79)%	1.05%	0.17%	320%	$3,089
2008	$9.38	(0.01)	(3.94)	(3.95)	—	$5.43	(42.11)%	1.05%	(0.07)%	257%	$4,864
2007	$6.25	—(3)	3.13	3.13	—	$9.38	50.08%	1.05%	0.02%	207%	$9,188

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks

28

and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

29

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $105,878, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73911   1112

    ANNUAL REPORT                 OCTOBER 31, 2011

VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond,
Chief Investment Officer,
U.S. Growth Equity — Mid & Small Cap

The U.S. stock market overcame major swings in investor sentiment to post positive results for the 12 months ended October 31, 2011. The reporting period began on a positive note as solid corporate earnings growth and improving economic conditions—fueled by a second round of quantitative easing by the Federal Reserve and an extension of expiring federal tax breaks—sparked a sharp rally in the equity market. Stocks remained on an upward trajectory through the first four months of 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Market sentiment shifted dramatically during the last half of the period as investors reacted to a worsening sovereign debt crisis in Europe, including a bailout package for Portugal, further credit deterioration and a potential debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In addition, the economic outlook grew increasingly uncertain amid evidence of a slowdown in economic activity. The end result was a reversal in the stock market that accelerated between July and September, erasing all of the market’s gains from earlier in the period.

Stocks rebounded in October as better economic data eased recession fears, enabling the market to produce a positive overall return for the 12-month period. Although mid- and small-cap stocks led the market’s advance in the first half of the period, they lagged during the market decline and underperformed large-cap stocks for the full 12-month period (see the table below).

However, growth stocks outperformed value shares throughout the period. Despite the increasingly uncertain economic outlook, we have not seen a broad deterioration in business fundamentals. Many companies continued to report better-than-expected earnings, even during the height of the market volatility in July and August. Companies that benefit from enduring, secular growth trends resulting from new technologies or products can succeed and show improvement under even challenging economic conditions. Furthermore, an economic slowdown often causes changes in consumer behavior that present investment opportunities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCVX	5.64%	1.78%	5.33%	8.87%	11/25/83
Russell Midcap Growth Index	—	10.08%	3.46%	6.98%	N/A(1)	—
Institutional Class	TWVIX	5.93%	1.99%	5.55%	4.87%	11/14/96
A Class(2) No sales charge* With sales charge*	TWVAX	5.42% -0.64%	1.53% 0.33%	5.08% 4.47%	3.89% 3.48%	10/2/96
C Class	AVNCX	4.62%	—	—	8.99%	3/1/10
R Class	AVTRX	5.19%	1.29%	—	1.99%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Index data not available prior to 12/31/85.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

Vista returned 5.64%* for the 12 months ended October 31, 2011, lagging the 10.08% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and U.S. Treasury debt downgrade. Price momentum and acceleration, two factors that the Vista team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, security selection in the information technology sector accounted for the majority of underperformance relative to the benchmark. Holdings in the industrials, financials, and consumer discretionary sectors also hurt results versus the benchmark. Effective stock choices in the health care and consumer staples sectors partially offset those relative losses.

Information Technology Underperformed Benchmark

The information technology sector was Vista’s largest source of underperformance relative to the benchmark. In the communications equipment industry, two overweight positions significantly trimmed relative results. Video and teleconferencing equipment maker Polycom experienced a sell-off in its shares as investors feared that competition and cuts in corporate spending would hurt revenues. An overweight position in F5 Networks, whose products help optimize the performance of applications over IT networks, also detracted from returns versus the benchmark. Elsewhere in the sector, stock decisions in the software industry hindered relative returns.

However, a position in UK-based ARM Holdings plc contributed meaningfully to relative results. The semiconductor intellectual property supplier experienced a surge in demand from chip makers, driven by rising end-market requirements for mobile chips.

Industrials, Financials Lagged

Vista’s underperformance in the industrials sector largely reflected stock decisions among machinery companies. An example was an overweight stake in WABCO Holdings. The maker of braking systems for commercial vehicles experienced a share price decline while it was held in the portfolio due to macroeconomic concerns.

The financials sector was a source of underperformance relative to the benchmark. Within the sector, an underweight in real estate investment trusts and overweight in the real estate management industry curbed relative results.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Consumer Discretionary Lagged, but Some Holdings Helped

In the consumer discretionary sector, stock weightings in the hotels, restaurants, and leisure industry detracted from relative returns. An overweight position in Lululemon Athletica, though, contributed significantly to relative outperformance as the maker of women’s yoga and athletic wear executed well, demonstrating strong same-store comparable sales levels.

Health Care, Consumer Staples Outperformed, but Some Holdings Lagged

An overweight position in Alexion Pharmaceuticals accounted for the bulk of Vista’s relative outperformance in the health care sector. The biotechnology company received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders. Effective stock selection in the pharmaceuticals industry group also benefited relative returns. In the industry, Vista held one outperforming position that was not represented in the benchmark, while successfully sidestepping some benchmark laggards.

In the consumer staples sector, companies with products at the upper end of the retail market performed well. Vista benefited from this situation with a significant position in specialty grocery chain Whole Foods Markets, which represented the largest individual contributor to relative returns. The company, which continued to perform well amid a trend towards healthier diets, executed well as it demonstrated strong buying power and improving supply chain management.

Elsewhere in the sector, though, an underweight position in Green Mountain Coffee Roasters detracted from relative results. The largest U.S. seller of single-serve brewers experienced robust share price gains as it continued to increase revenues through the success of its Keurig Single-Cup Brewing System. The portfolio had some exposure to Green Mountain, but less than the benchmark.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

This process, which has historically added value, has faced unprecedented headwinds in recent reporting periods. Based on historical trends, we believe we will move past this environment of extreme underperformance for stocks exhibiting price momentum and acceleration and into a period where fundamentals, and specifically fundamental improvement, is recognized and rewarded by the market.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Teradata Corp.	2.9%
Whole Foods Market, Inc.	2.7%
National Oilwell Varco, Inc.	2.6%
Alliance Data Systems Corp.	2.3%
TransDigm Group, Inc.	2.2%
Kansas City Southern	2.0%
Check Point Software Technologies Ltd.	2.0%
Joy Global, Inc.	2.0%
ARM Holdings plc	2.0%
Dollar Tree, Inc.	1.9%

Top Five Industries	% of net assets
Software	8.0%
Specialty Retail	7.0%
IT Services	6.2%
Oil, Gas and Consumable Fuels	4.9%
Energy Equipment and Services	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.8%
Foreign Common Stocks*	11.3%
Total Common Stocks	99.1%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.7)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$880.30	$4.74	1.00%
Institutional Class	$1,000	$881.60	$3.79	0.80%
A Class	$1,000	$879.60	$5.92	1.25%
C Class	$1,000	$876.20	$9.46	2.00%
R Class	$1,000	$878.40	$7.10	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 99.1%
AEROSPACE AND DEFENSE — 4.0%
BE Aerospace, Inc.(1)	746,000	$ 28,146,579
TransDigm Group, Inc.(1)	383,000	35,971,360
		64,117,939
AUTO COMPONENTS — 1.6%
BorgWarner, Inc.(1)	329,000	25,165,210
BIOTECHNOLOGY — 2.8%
Alexion Pharmaceuticals, Inc.(1)	433,046	29,234,936
Cepheid, Inc.(1)	188,000	6,745,440
Grifols SA(1)	493,250	9,171,517
		45,151,893
CAPITAL MARKETS — 2.0%
Affiliated Managers Group, Inc.(1)	131,000	12,131,910
American Capital Ltd.(1)	1,333,000	10,357,410
KKR & Co. LP	628,000	8,465,440
		30,954,760
CHEMICALS — 3.0%
Albemarle Corp.	273,000	14,548,170
International Flavors & Fragrances, Inc.	347,000	21,014,320
Rockwood Holdings, Inc.(1)	280,000	12,891,200
		48,453,690
COMMERCIAL BANKS — 0.4%
East West Bancorp., Inc.	322,853	6,285,948
COMMERCIAL SERVICES AND SUPPLIES — 1.6%
Stericycle, Inc.(1)	296,000	24,739,680
COMMUNICATIONS EQUIPMENT — 0.6%
Aruba Networks, Inc.(1)	427,000	10,115,630
CONSUMER FINANCE — 2.0%
Discover Financial Services	977,000	23,018,120
First Cash Financial Services, Inc.(1)	210,000	8,715,000
		31,733,120
CONTAINERS AND PACKAGING — 1.9%
Crown Holdings, Inc.(1)	599,000	20,240,210
Rock-Tenn Co., Class A	164,000	9,707,160
		29,947,370
DIVERSIFIED CONSUMER SERVICES — 0.6%
Weight Watchers International, Inc.	122,000	9,103,640
ELECTRICAL EQUIPMENT — 1.1%
Polypore International, Inc.(1)	344,000	18,042,800
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.2%
IPG Photonics Corp.(1)	134,000	$ 7,083,240
Trimble Navigation Ltd.(1)	301,000	12,163,410
		19,246,650
ENERGY EQUIPMENT AND SERVICES — 4.8%
Atwood Oceanics, Inc.(1)	284,000	12,138,160
Core Laboratories NV	106,000	11,475,560
National Oilwell Varco, Inc.	587,000	41,870,710
Oil States International, Inc.(1)	161,000	11,207,210
		76,691,640
FOOD AND STAPLES RETAILING — 2.7%
Whole Foods Market, Inc.	601,000	43,344,120
FOOD PRODUCTS — 2.4%
Green Mountain Coffee Roasters, Inc.(1)	111,000	7,217,220
J.M. Smucker Co. (The)	113,000	8,703,260
Mead Johnson Nutrition Co.	302,000	21,698,700
		37,619,180
GAS UTILITIES — 1.0%
Oneok, Inc.	210,000	15,970,500
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.9%
Cooper Cos., Inc. (The)	264,000	18,295,200
MAKO Surgical Corp.(1)	379,000	14,572,550
Mettler-Toledo International, Inc.(1)	84,000	12,902,400
		45,770,150
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
Catalyst Health Solutions, Inc.(1)	205,000	11,268,850
HEALTH CARE TECHNOLOGY — 1.9%
SXC Health Solutions Corp.(1)	627,000	29,356,140
HOTELS, RESTAURANTS AND LEISURE — 3.9%
Arcos Dorados Holdings, Inc., Class A	537,000	12,565,800
Chipotle Mexican Grill, Inc.(1)	75,000	25,209,000
Domino’s Pizza, Inc.(1)	238,000	7,623,140
Panera Bread Co., Class A(1)	122,000	16,310,180
		61,708,120
HOUSEHOLD DURABLES — 1.0%
Tempur-Pedic International, Inc.(1)	229,000	15,585,740
HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	372,000	16,434,960
INTERNET AND CATALOG RETAIL — 1.5%
priceline.com, Inc.(1)	46,000	23,355,120

12

Shares	Value
INTERNET SOFTWARE AND SERVICES — 1.5%
Baidu, Inc. ADR(1)	171,000	$ 23,970,780
IT SERVICES — 6.2%
Alliance Data Systems Corp.(1)	364,000	37,288,160
Cognizant Technology Solutions Corp., Class A(1)	216,000	15,714,000
Teradata Corp.(1)	778,000	46,415,480
		99,417,640
LIFE SCIENCES TOOLS AND SERVICES — 0.5%
Waters Corp.(1)	99,000	7,931,880
MACHINERY — 3.9%
Chart Industries, Inc.(1)	209,000	11,810,590
Cummins, Inc.	81,000	8,053,830
Joy Global, Inc.	365,000	31,828,000
Titan International, Inc.	461,000	10,372,500
		62,064,920
MEDIA — 2.3%
CBS Corp., Class B	979,000	25,267,990
Focus Media Holding Ltd. ADR(1)	435,000	11,823,300
		37,091,290
METALS AND MINING — 0.9%
Cliffs Natural Resources, Inc.	213,000	14,530,860
MULTILINE RETAIL — 1.9%
Dollar Tree, Inc.(1)	382,000	30,544,720
OIL, GAS AND CONSUMABLE FUELS — 4.9%
Cabot Oil & Gas Corp.	308,000	23,937,760
Concho Resources, Inc.(1)	283,000	26,805,760
SandRidge Energy, Inc.(1)	2,323,000	17,794,180
SM Energy Co.	119,000	9,866,290
		78,403,990
PHARMACEUTICALS — 4.6%
Elan Corp. plc ADR(1)	831,000	9,963,690
Perrigo Co.	151,000	13,632,280
Questcor Pharmaceuticals, Inc.(1)	560,000	22,741,600
Shire plc	384,000	12,057,626
Watson Pharmaceuticals, Inc.(1)	217,000	14,573,720
		72,968,916
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.6%
CBRE Group, Inc.(1)	551,000	9,796,780
ROAD AND RAIL — 2.0%
Kansas City Southern(1)	510,000	32,216,700
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.4%
ARM Holdings plc	3,359,000	31,465,692
Avago Technologies Ltd.	387,000	13,068,990
Cypress Semiconductor Corp.(1)	515,993	9,860,626
		54,395,308
SOFTWARE — 8.0%
Cerner Corp.(1)	108,000	6,850,440
Check Point Software Technologies Ltd.(1)	553,000	31,869,390
Citrix Systems, Inc.(1)	253,000	18,425,990
Informatica Corp.(1)	280,000	12,740,000
NetSuite, Inc.(1)	318,000	12,096,720
QLIK Technologies, Inc.(1)	334,000	9,542,380
Salesforce.com, Inc.(1)	119,000	15,847,230
Solera Holdings, Inc.	382,000	20,868,660
		128,240,810
SPECIALTY RETAIL — 7.0%
DSW, Inc., Class A	216,000	11,305,440
O’Reilly Automotive, Inc.(1)	332,000	25,248,600
PetSmart, Inc.	423,000	19,859,850
Tiffany & Co.	115,000	9,168,950
Tractor Supply Co.	271,000	19,224,740
Ulta Salon Cosmetics & Fragrance, Inc.(1)	405,000	27,252,450
		112,060,030
TEXTILES, APPAREL AND LUXURY GOODS — 1.9%
Fossil, Inc.(1)	165,000	17,103,900
Lululemon Athletica, Inc.(1)	237,000	13,385,760
		30,489,660
TRADING COMPANIES AND DISTRIBUTORS — 2.0%
Fastenal Co.	517,000	19,692,530
United Rentals, Inc.(1)	544,000	12,735,040
		32,427,570
WIRELESS TELECOMMUNICATION SERVICES — 0.9%
SBA Communications Corp., Class A(1)	372,000	14,169,480
TOTAL COMMON STOCKS(Cost $1,281,304,517)		1,580,884,184

13

Shares	Value
Temporary Cash Investments — 1.6%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $8,571,223), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $8,390,779)
		$ 8,390,765
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $8,599,159), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $8,390,771)		8,390,764
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $8,550,385), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $8,390,774)		8,390,765
SSgA U.S. Government Money Market Fund	732,646	732,646
TOTAL TEMPORARY CASH INVESTMENTS(Cost $25,904,940)		25,904,940
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $1,307,209,457)		1,606,789,124
OTHER ASSETS AND LIABILITIES — (0.7)%		(11,147,750)
TOTAL NET ASSETS — 100.0%		$1,595,641,374

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
5,384,317	EUR for USD	UBS AG	11/30/11	$ 7,448,169	$ 32,855
21,308,158	GBP for USD	Credit Suisse AG	11/30/11	34,251,854	(260,858)
				$41,700,023	$(228,003)
(Value on Settlement Date $41,472,020)

Geographic Diversification
(as a % of net assets)
United States	87.8%
People’s Republic of China	2.2%
Israel	2.0%
United Kingdom	2.0%
Ireland	1.4%
Canada	0.8%
Singapore	0.8%
Argentina	0.8%
Netherlands	0.7%
Spain	0.6%
Cash and Equivalents*	0.9%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
GBP = British Pound
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $1,307,209,457)	$1,606,789,124
Foreign currency holdings, at value (cost of $72,848)	72,568
Receivable for investments sold	18,306,450
Receivable for capital shares sold	614,294
Unrealized gain on forward foreign currency exchange contracts	32,855
Dividends and interest receivable	404,599
1,626,219,890

Liabilities
Payable for investments purchased	26,115,706
Payable for capital shares redeemed	2,886,538
Unrealized loss on forward foreign currency exchange contracts	260,858
Accrued management fees	1,281,402
Distribution and service fees payable	34,012
30,578,516

Net Assets	$1,595,641,374

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,475,555,109
Undistributed net investment income	232,336
Accumulated net realized loss	(179,561,578)
Net unrealized appreciation	299,415,507
$1,595,641,374

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,368,299,254	84,931,731	$16.11
Institutional Class, $0.01 Par Value	$83,260,653	5,016,576	$16.60
A Class, $0.01 Par Value	$124,296,109	7,989,928	$15.56	*
C Class, $0.01 Par Value	$85,752	5,411	$15.85
R Class, $0.01 Par Value	$19,699,606	1,262,513	$15.60
*Maximum offering price $16.51 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR DED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $19,163)	$11,018,166
Interest	16,861
11,035,027

Expenses:
Management fees	19,557,183
Distribution and service fees:
A Class	405,194
C Class	656
R Class	121,445
Directors’ fees and expenses	89,697
20,174,175

Net investment income (loss)	(9,139,148)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	341,417,123
Futures contract transactions	1,148,539
Foreign currency transactions	(324,625)
342,241,037

Change in net unrealized appreciation (depreciation) on:
Investments	(169,754,016)
Translation of assets and liabilities in foreign currencies	173,283
(169,580,733)

Net realized and unrealized gain (loss)	172,660,304

Net Increase (Decrease) in Net Assets Resulting from Operations	$163,521,156

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(9,139,148)	$(9,950,529)
Net realized gain (loss)	342,241,037	354,965,987
Change in net unrealized appreciation (depreciation)	(169,580,733)	156,009,051
Net increase (decrease) in net assets resulting from operations	163,521,156	501,024,509

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(695,555,495)	(553,319,017)

Net increase (decrease) in net assets	(532,034,339)	(52,294,508)

Net Assets
Beginning of period	2,127,675,713	2,179,970,221
End of period	$1,595,641,374	$2,127,675,713

Undistributed net investment income	$232,336	$346,850

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are medium-sized and smaller at the time of purchase that management believes will increase in value.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

18

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

19

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 12% of the shares of the fund. ACAAP does not invest in the fund for purposes of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $1,760,189,930 and $2,450,039,398, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	750,000,000		750,000,000
Sold	8,621,805	$143,273,101	8,630,658	$117,497,322
Redeemed	(39,205,210)	(673,000,417)	(32,468,753)	(444,901,904)
	(30,583,405)	(529,727,316)	(23,838,095)	(327,404,582)
Institutional Class/Shares Authorized	80,000,000		80,000,000
Sold	1,888,308	31,910,361	4,712,353	65,500,385
Redeemed	(6,639,853)	(114,083,570)	(11,923,548)	(169,469,691)
	(4,751,545)	(82,173,209)	(7,211,195)	(103,969,306)
A Class/Shares Authorized	310,000,000		310,000,000
Sold	2,133,309	34,631,696	2,682,180	35,631,591
Redeemed	(6,781,320)	(109,933,117)	(11,741,693)	(156,158,675)
	(4,648,011)	(75,301,421)	(9,059,513)	(120,527,084)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	3,649	62,747	1,989	27,200
Redeemed	(227)	(3,470)	—	—
	3,422	59,277	1,989	27,200
R Class/Shares Authorized	10,000,000		10,000,000
Sold	269,541	4,389,911	506,557	6,818,706
Redeemed	(805,128)	(12,802,737)	(614,404)	(8,263,951)
	(535,587)	(8,412,826)	(107,847)	(1,445,245)
Net increase (decrease)	(40,515,126)	$(695,555,495)	(40,214,661)	$(553,319,017)

(1)	March 1, 2010 (commencement of sale) through October 31, 2010 for the C Class.

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,400,066,079	—	—
Foreign Common Stocks	128,123,270	$52,694,835	—
Temporary Cash Investments	732,646	25,172,294	—
Total Value of Investment Securities	$1,528,921,995	$77,867,129	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(228,003)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of October 31, 2011

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$32,855	Unrealized loss on forward foreign currency exchange contracts	$260,858

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,148,539	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(308,000)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$137,263
		$ 840,539		$137,263

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

23

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2011 and October 31, 2010.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,318,149,616
Gross tax appreciation of investments	$326,594,520
Gross tax depreciation of investments	(37,955,012)
Net tax appreciation (depreciation) of investments	$288,639,508
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$68,176
Net tax appreciation (depreciation)	$288,707,684
Undistributed ordinary income	—
Accumulated capital losses	$(168,621,419)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(7)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$15.25	(0.08)	0.94	0.86	—	$16.11	5.64%	1.00%	(0.44)%	90%	$1,368,299
2010	$12.13	(0.06)	3.18	3.12	—	$15.25	25.72%	1.01%	(0.45)%	132%	$1,761,319
2009	$12.43	(0.05)	(0.25)	(0.30)	—	$12.13	(2.41)%	1.00%	(0.48)%	183%	$1,690,576
2008	$24.24	(0.11)	(9.61)	(9.72)	(2.09)	$12.43	(43.58)%	1.00%	(0.56)%	167%	$1,800,788
2007	$16.35	(0.12)	8.14	8.02	(0.13)	$24.24	49.39%	1.00%	(0.60)%	121%	$2,920,908
Institutional Class
2011	$15.67	(0.04)	0.97	0.93	—	$16.60	5.93%	0.80%	(0.24)%	90%	$83,261
2010	$12.45	(0.03)	3.25	3.22	—	$15.67	25.86%	0.81%	(0.25)%	132%	$153,112
2009	$12.73	(0.03)	(0.25)	(0.28)	—	$12.45	(2.12)%	0.80%	(0.28)%	183%	$211,357
2008	$24.72	(0.07)	(9.83)	(9.90)	(2.09)	$12.73	(43.50)%	0.80%	(0.36)%	167%	$238,727
2007	$16.64	(0.08)	8.29	8.21	(0.13)	$24.72	49.68%	0.80%	(0.40)%	121%	$254,528
A Class(3)
2011	$14.76	(0.11)	0.91	0.80	—	$15.56	5.42%	1.25%	(0.69)%	90%	$124,296
2010	$11.77	(0.09)	3.08	2.99	—	$14.76	25.40%	1.26%	(0.70)%	132%	$186,529
2009	$12.09	(0.08)	(0.24)	(0.32)	—	$11.77	(2.65)%	1.25%	(0.73)%	183%	$255,419
2008	$23.69	(0.15)	(9.36)	(9.51)	(2.09)	$12.09	(43.72)%	1.25%	(0.81)%	167%	$257,057
2007	$16.03	(0.16)	7.95	7.79	(0.13)	$23.69	48.94%	1.25%	(0.85)%	121%	$380,555

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
	Income From Investment Operations:						Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(7)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$15.15	(0.25)	0.95	0.70	—	$15.85	4.62%	2.00%	(1.44)%	90%	$86
2010(4)	$13.73	(0.14)	1.56	1.42	—	$15.15	10.34%	2.01%(5)	(1.51)%(5)	132%(6)	$30
R Class
2011	$14.84	(0.16)	0.92	0.76	—	$15.60	5.19%	1.50%	(0.94)%	90%	$19,700
2010	$11.87	(0.13)	3.10	2.97	—	$14.84	25.02%	1.51%	(0.95)%	132%	$26,686
2009	$12.22	(0.12)	(0.23)	(0.35)	—	$11.87	(2.86)%	1.50%	(0.98)%	183%	$22,618
2008	$23.98	(0.18)	(9.49)	(9.67)	(2.09)	$12.22	(43.87)%	1.50%	(1.06)%	167%	$11,423
2007	$16.25	(0.21)	8.07	7.86	(0.13)	$23.98	48.71%	1.50%	(1.10)%	121%	$2,398

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(4)	March 1, 2010 (commencement of sale) through October 31, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.
(7)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vista Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

32

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

33

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

34

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73912   1112

    ANNUAL REPORT     |     OCTOBER 31, 2011

Small Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,
U.S. Growth Equity—Mid & Small Cap

The U.S. stock market overcame major swings in investor sentiment to post positive results for the 12 months ended October 31, 2011. The reporting period began on a positive note as solid corporate earnings growth and improving economic conditions—fueled by a second round of quantitative easing by the Federal Reserve and an extension of expiring federal tax breaks—sparked a sharp rally in the equity market. Stocks remained on an upward trajectory through the first four months of 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Market sentiment shifted dramatically during the last half of the period as investors reacted to a worsening sovereign debt crisis in Europe, including a bailout package for Portugal, further credit deterioration and a potential debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In addition, the economic outlook grew increasingly uncertain amid evidence of a slowdown in economic activity. The end result was a reversal in the stock market that accelerated between July and September, erasing all of the market’s gains from earlier in the period.

Stocks rebounded in October as better economic data eased recession fears, enabling the market to produce a positive overall return for the 12-month period. Although mid- and small-cap stocks led the market’s advance in the first half of the period, they lagged during the market decline and underperformed large-cap stocks for the full 12-month period (see the table below).

However, growth stocks outperformed value shares throughout the period. Despite the increasingly uncertain economic outlook, we have not seen a broad deterioration in business fundamentals. Many companies continued to report better-than-expected earnings, even during the height of the market volatility in July and August. Companies that benefit from enduring, secular growth trends resulting from new technologies or products can succeed and show improvement under even challenging economic conditions. Furthermore, an economic slowdown often causes changes in consumer behavior that present investment opportunities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	8.19%	3.14%	7.62%	6.27%	6/1/01
Russell 2000 Growth Index	—	9.84%	2.68%	6.04%	3.67%(1)	—
Institutional Class	ANONX	8.40%	—	—	-0.18%	5/18/07
A Class No sales charge* With sales charge*	ANOAX	8.03% 1.79%	2.90% 1.69%	— —	9.55% 8.82%	1/31/03
B Class No sales charge* With sales charge*	ANOBX	7.04% 3.04%	2.10% 1.92%	— —	8.73% 8.73%	1/31/03
C Class	ANOCX	7.01%	2.12%	—	8.77%(2)	1/31/03
R Class	ANORX	7.64%	—	—	-3.00%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.

(2)	Returns would have been lower if a portion of the distribution and service fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.42%	1.22%	1.67%	2.42%	2.42%	1.92%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

Small Cap Growth returned 8.19%* for the 12 months ended October 31, 2011, lagging the performance of its benchmark, the Russell 2000 Growth Index, which returned 9.84%.

Commitment to Process in a Volatile Environment

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and Treasury debt downgrade. Price momentum and acceleration, two factors that the Small Cap Growth team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, stock decisions in the information technology sector were the leading source of relative underperformance by far. Holdings in the energy sector also detracted from returns versus the benchmark. On the positive side, the portfolio benefited, on a relative basis, from stock choices in the consumer discretionary sector.

Information Technology Led Declines

The information technology sector was the most significant detractor from returns compared with the benchmark. In the software industry group, an overweight stake in Motricity detracted most. The mobile internet service provider faced challenges in its North American carrier business, increased competition internationally, and delays in closing its acquisition of mobile marketing software firm Adenyo.

An overweight stake in MIPS Technologies, which licenses architectures and other intellectual property to semiconductor manufacturers, also proved detrimental. The company’s license sales declined amid softer consumer demand for digital televisions and set-top boxes, as well as increased competition.

An overweight position in SMART Modular Technology also trimmed relative returns. The maker of DRAM computer memory modules experienced a share price decline on weak DRAM pricing before the company was acquired at a premium.

A position in semiconductor company Inphi, however, added to relative returns. The company, which went public in November 2010, was one of several IPOs in which the portfolio invested.

Energy Lagged

The energy sector was a source of underperformance relative to the benchmark. In the sector, several overweight positions hurt relative returns amid macroeconomic concerns and a corresponding decline in oil prices from a high above $100 per barrel earlier in the fiscal year.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Consumer Discretionary Contributed

The consumer discretionary sector generated significant gains for Small Cap Growth. In the household durables industry, the portfolio held a substantial position in Tempur-Pedic International. The maker of memory foam mattresses continued to gain market share from traditional mattress companies.

Small Cap Growth was rewarded for an overweight position in leisure equipment company Polaris Industries. The manufacturer of all-terrain vehicles and snowmobiles experienced gains in revenues and market share during the reporting period.

In the specialty retail industry group, the portfolio held a position in Lithia Motors, which is not a member of the benchmark. The retailer of new and used vehicles benefited from the improvement in auto sales as the economy recovered.

Some Consumer Staples Holdings Helped

The consumer staples sector was only a modest source of outperformance. Within the sector, though, the portfolio derived significant gains from an overweight position in PriceSmart, an international membership warehouse retailer. The company, known as the Costco of Latin America, benefited from the trend toward more affordable goods and services, and delivered strong earnings during the year that surpassed analysts’ estimates.

Industrials Delivered Mixed Results

Underlying the industrials sector’s slight contribution to relative outperformance for Small Cap Growth, a number of key individual contributors and detractors resided within the sector. The portfolio derived substantial relative gains from an overweight position in aerospace manufacturer Ladish, which agreed to be acquired by Allegheny Technologies. Small Cap Growth maintained an overweight stake in mobile equipment manufacturer Sauer-Danfoss. The position contributed significantly to relative gains, although results were trimmed as expectations for economic growth weakened.

Not all holdings in the industrials sector helped performance, however. A position in United Continental Holdings represented the largest individual detractor from returns versus the benchmark. The airline suffered a decline due to higher oil prices and concerns about a slow economic environment.

Commitment to Process

Our investment process focuses primarily on small- and micro-cap companies with accelerating earnings and revenue growth rates, positive relative price performance, and a positive risk/reward profile. Although these companies have faced headwinds for the past several quarters, we believe that active investing in such companies will generate outperformance over time compared with the Russell 2000 Growth Index, as can be seen from the portfolio’s longer-term relative performance.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Tempur-Pedic International, Inc.	2.9%
Polaris Industries, Inc.	1.7%
Titan International, Inc.	1.6%
Triumph Group, Inc.	1.5%
Lithia Motors, Inc., Class A	1.5%
Iconix Brand Group, Inc.	1.3%
Keynote Systems, Inc.	1.2%
Sauer-Danfoss, Inc.	1.2%
PriceSmart, Inc.	1.1%
Raven Industries, Inc.	1.1%

Top Five Industries	% of net assets
Software	7.4%
Machinery	7.2%
Internet Software and Services	6.0%
Oil, Gas and Consumable Fuels	5.3%
Semiconductors and Semiconductor Equipment	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.6%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 – 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$844.90	$6.51	1.40%
Institutional Class	$1,000	$845.10	$5.58	1.20%
A Class	$1,000	$843.80	$7.67	1.65%
B Class	$1,000	$839.80	$11.13	2.40%
C Class	$1,000	$840.30	$11.13	2.40%
R Class	$1,000	$842.00	$8.82	1.90%
Hypothetical
Investor Class	$1,000	$1,018.15	$7.12	1.40%
Institutional Class	$1,000	$1,019.16	$6.11	1.20%
A Class	$1,000	$1,016.89	$8.39	1.65%
B Class	$1,000	$1,013.11	$12.18	2.40%
C Class	$1,000	$1,013.11	$12.18	2.40%
R Class	$1,000	$1,015.63	$9.65	1.90%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 99.3%
AEROSPACE AND DEFENSE — 1.5%
Triumph Group, Inc.	106,861	$6,208,624
AIR FREIGHT AND LOGISTICS — 0.2%
Forward Air Corp.	25,061	820,748
AUTO COMPONENTS — 1.1%
American Axle & Manufacturing Holdings, Inc.(1)	308,758	2,991,865
Tenneco, Inc.(1)	42,314	1,384,514
		4,376,379
BIOTECHNOLOGY — 4.1%
Acorda Therapeutics, Inc.(1)	29,486	643,974
Alkermes plc(1)	70,065	1,225,437
ARIAD Pharmaceuticals, Inc.(1)	101,652	1,182,213
Cepheid, Inc.(1)	45,912	1,647,323
Cubist Pharmaceuticals, Inc.(1)	43,952	1,661,825
Exelixis, Inc.(1)	100,655	778,063
Halozyme Therapeutics, Inc.(1)	61,899	521,809
ImmunoGen, Inc.(1)	41,031	557,201
Incyte Corp. Ltd.(1)	67,488	929,310
InterMune, Inc.(1)	18,863	481,006
Ironwood Pharmaceuticals, Inc.(1)	38,887	528,863
Isis Pharmaceuticals, Inc.(1)	73,956	613,095
Momenta Pharmaceuticals, Inc.(1)	36,919	546,401
NPS Pharmaceuticals, Inc.(1)	65,910	340,755
Onyx Pharmaceuticals, Inc.(1)	46,574	1,906,274
PDL BioPharma, Inc.	88,776	538,870
Seattle Genetics, Inc.(1)	73,184	1,610,048
Theravance, Inc.(1)	43,591	969,028
		16,681,495
BUILDING PRODUCTS — 0.2%
Apogee Enterprises, Inc.	59,076	645,110
CAPITAL MARKETS — 1.2%
BGC Partners, Inc., Class A	65,749	450,381
HFF, Inc., Class A(1)	112,619	1,238,809
Triangle Capital Corp.	113,462	1,901,623
WisdomTree Investments, Inc.(1)	168,488	1,256,920
		4,847,733
CHEMICALS — 1.4%
Balchem Corp.	20,702	$763,283
Flotek Industries, Inc.(1)	106,296	790,842
H.B. Fuller Co.	44,158	948,956
Intrepid Potash, Inc.(1)	39,858	1,109,248
NewMarket Corp.	8,507	1,651,549
TPC Group, Inc.(1)	16,566	329,166
		5,593,044
COMMERCIAL BANKS — 2.3%
Banco Latinoamericano de Comercio Exterior SA E Shares	74,407	1,209,114
Bryn Mawr Bank Corp.	31,266	574,044
Cardinal Financial Corp.	22,911	246,064
Cathay General Bancorp.	89,512	1,252,273
Home Bancshares, Inc.	71,980	1,687,931
Pinnacle Financial Partners, Inc.(1)	41,488	622,735
Sandy Spring Bancorp, Inc.	15,168	258,008
Signature Bank(1)	31,990	1,783,442
Texas Capital Bancshares, Inc.(1)	53,802	1,506,456
West Coast Bancorp.(1)	13,924	207,885
		9,347,952
COMMERCIAL SERVICES AND SUPPLIES — 1.6%
AT Cross Co. Class A(1)	25,681	312,281
Brink’s Co. (The)	36,365	1,010,583
Deluxe Corp.	78,969	1,865,248
G&K Services, Inc., Class A	53,288	1,617,824
Steelcase, Inc., Class A	71,452	529,459
Team, Inc.(1)	45,938	1,148,910
		6,484,305
COMMUNICATIONS EQUIPMENT — 2.3%
Acme Packet, Inc.(1)	29,300	1,060,953
Aruba Networks, Inc.(1)	82,199	1,947,294
InterDigital, Inc.	17,784	772,715
Netgear, Inc.(1)	59,700	2,116,962
Procera Networks, Inc.(1)	70,848	807,667
Sycamore Networks, Inc.	74,955	1,440,635
Tekelec(1)	99,988	981,882
Tessco Technologies, Inc.	23,790	331,157
		9,459,265
COMPUTERS AND PERIPHERALS — 0.2%
Synaptics, Inc.(1)	23,870	806,567
CONSTRUCTION AND ENGINEERING — 0.3%
Dycom Industries, Inc.(1)	55,879	1,085,729

12

	Shares	Value
CONSUMER FINANCE — 1.1%
EZCORP, Inc., Class A(1)	65,303	$1,814,117
World Acceptance Corp.(1)	39,658	2,682,864
		4,496,981
DIVERSIFIED CONSUMER SERVICES — 1.3%
Sotheby’s	82,429	2,903,149
Steiner Leisure, Ltd.(1)	47,547	2,290,815
		5,193,964
DIVERSIFIED FINANCIAL SERVICES — 0.7%
MarketAxess Holdings, Inc.	94,841	2,772,202
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
8x8, Inc.(1)	174,037	654,379
Premiere Global Services, Inc.(1)	161,477	1,462,982
		2,117,361
ELECTRICAL EQUIPMENT — 0.3%
Franklin Electric Co., Inc.	24,533	1,126,555
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.5%
Cognex Corp.	109,604	3,714,480
FARO Technologies, Inc.(1)	5,129	214,290
KEMET Corp.(1)	155,432	1,433,083
Littelfuse, Inc.	45,468	2,226,113
MTS Systems Corp.	12,456	456,761
OSI Systems, Inc.(1)	24,082	1,066,833
Rogers Corp.(1)	27,341	1,180,311
		10,291,871
ENERGY EQUIPMENT AND SERVICES — 3.6%
Basic Energy Services, Inc.(1)	161,389	2,959,874
Complete Production Services, Inc.(1)	89,634	2,939,995
Hornbeck Offshore Services, Inc.(1)	74,259	2,438,666
Mitcham Industries, Inc.(1)	99,254	1,447,123
Newpark Resources, Inc.(1)	145,573	1,299,967
Pioneer Drilling Co.(1)	347,390	3,435,687
		14,521,312
FOOD AND STAPLES RETAILING — 2.7%
Andersons, Inc. (The)	78,008	2,880,055
Casey’s General Stores, Inc.	15,278	757,025
PriceSmart, Inc.	60,623	4,609,773
Spartan Stores, Inc.	13,829	236,752
Winn-Dixie Stores, Inc.(1)	360,584	2,286,103
		10,769,708
FOOD PRODUCTS — 0.2%
Omega Protein Corp.(1)	83,137	900,374
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.6%
Abaxis, Inc.(1)	17,524	491,723
Align Technology, Inc.(1)	45,504	$1,047,957
Arthrocare Corp.(1)	20,571	620,216
Cyberonics, Inc.(1)	21,361	615,197
DexCom, Inc.(1)	52,554	514,504
Haemonetics Corp.(1)	19,309	1,176,883
HeartWare International, Inc.(1)	9,414	639,493
Insulet Corp.(1)	34,179	557,801
Integra LifeSciences Holdings Corp.(1)	15,468	495,904
MAKO Surgical Corp.(1)	24,137	928,068
Masimo Corp.	39,615	819,238
Meridian Bioscience, Inc.	32,922	599,839
Neogen Corp.(1)	17,505	676,568
NuVasive, Inc.(1)	31,718	470,061
NxStage Medical, Inc.(1)	35,784	822,674
Orthofix International NV(1)	14,805	519,803
STERIS Corp.	44,363	1,374,366
Volcano Corp.(1)	39,246	978,403
West Pharmaceutical Services, Inc.	14,809	575,626
Zoll Medical Corp.(1)	16,839	636,683
		14,561,007
HEALTH CARE PROVIDERS AND SERVICES — 2.7%
Accretive Health, Inc.(1)	30,648	729,729
Air Methods Corp.(1)	9,046	731,098
Bio-Reference Labs, Inc.(1)	21,085	422,543
Centene Corp.(1)	24,742	869,681
Chemed Corp.	15,531	921,920
ExamWorks Group, Inc.(1)	26,447	279,016
HMS Holdings Corp.(1)	61,083	1,492,869
IPC The Hospitalist Co., Inc.(1)	12,458	522,364
Landauer, Inc.	7,339	376,124
MWI Veterinary Supply, Inc.(1)	9,609	725,479
Owens & Minor, Inc.	38,022	1,137,618
PSS World Medical, Inc.(1)	42,809	952,500
WellCare Health Plans, Inc.(1)	31,891	1,562,978
		10,723,919
HEALTH CARE TECHNOLOGY — 0.8%
athenahealth, Inc.(1)	25,552	1,351,957
Computer Programs & Systems, Inc.	8,555	436,904
MedAssets, Inc.(1)	30,352	323,552
Quality Systems, Inc.	28,742	1,118,351
		3,230,764

13

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 1.9%
Ameristar Casinos, Inc.	53,354	$987,049
Cedar Fair LP	79,753	1,595,858
Jack in the Box, Inc.(1)	43,540	896,053
Marcus Corp.	91,449	1,090,072
Papa John’s International, Inc.(1)	60,031	2,026,647
Ruth’s Hospitality Group, Inc.(1)	214,434	1,012,128
		7,607,807
HOUSEHOLD DURABLES — 3.3%
Tempur-Pedic International, Inc.(1)	172,826	11,762,538
Zagg, Inc.(1)	125,459	1,692,442
		13,454,980
INDUSTRIAL CONGLOMERATES — 1.3%
Raven Industries, Inc.	75,403	4,524,934
Standex International Corp.	22,867	882,895
		5,407,829
INSURANCE — 1.4%
AMERISAFE, Inc.(1)	71,020	1,530,481
Amtrust Financial Services, Inc.	108,773	2,760,659
RLI Corp.	18,687	1,314,443
		5,605,583
INTERNET AND CATALOG RETAIL — 0.6%
priceline.com, Inc.(1)	4,423	2,245,646
INTERNET SOFTWARE AND SERVICES — 6.0%
Dice Holdings, Inc.(1)	236,552	2,408,099
j2 Global Communications, Inc.	79,161	2,436,576
Keynote Systems, Inc.	198,440	4,736,763
KIT Digital, Inc.(1)	105,622	950,598
Liquidity Services, Inc.(1)	28,239	919,462
Rackspace Hosting, Inc.(1)	35,092	1,452,458
SciQuest, Inc.(1)	94,212	1,398,106
Stamps.com, Inc.	95,002	3,093,265
ValueClick, Inc.(1)	224,268	3,947,117
Vocus, Inc.(1)	124,447	2,536,230
Zix Corp.(1)	111,507	276,537
		24,155,211
IT SERVICES — 2.0%
Cardtronics, Inc.(1)	79,242	1,975,503
ExlService Holdings, Inc.(1)	45,304	1,181,528
Heartland Payment Systems, Inc.	124,474	2,708,554
MAXIMUS, Inc.	51,358	2,071,782
		7,937,367
LEISURE EQUIPMENT AND PRODUCTS — 2.0%
Polaris Industries, Inc.	108,157	$6,850,664
Sturm Ruger & Co., Inc.	40,345	1,223,261
		8,073,925
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Luminex Corp.(1)	29,637	650,829
PAREXEL International Corp.(1)	39,476	869,656
Sequenom, Inc.(1)	57,755	287,042
		1,807,527
MACHINERY — 7.2%
Blount International, Inc.(1)	124,399	1,931,916
CLARCOR, Inc.	68,361	3,314,141
EnPro Industries, Inc.(1)	28,890	994,972
Lindsay Corp.	64,315	3,736,702
Middleby Corp.(1)	21,581	1,818,847
NN, Inc.(1)	134,310	1,187,300
Robbins & Myers, Inc.	82,228	3,674,769
Sauer-Danfoss, Inc.(1)	120,263	4,656,583
Titan International, Inc.	296,053	6,661,193
Twin Disc, Inc.	32,757	1,274,247
		29,250,670
MEDIA — 1.0%
MDC Partners, Inc., Class A	152,846	2,573,927
Sinclair Broadcast Group, Inc., Class A	160,070	1,533,470
		4,107,397
METALS AND MINING — 1.6%
Allied Nevada Gold Corp.(1)	45,989	1,746,662
Globe Specialty Metals, Inc.	95,393	1,590,201
Haynes International, Inc.	42,892	2,508,753
Materion Corp.(1)	17,135	453,050
		6,298,666
OIL, GAS AND CONSUMABLE FUELS — 5.3%
Berry Petroleum Co., Class A	36,639	1,265,877
Crosstex Energy LP	117,666	1,880,303
CVR Energy, Inc.(1)	98,265	2,433,041
Goodrich Petroleum Corp.(1)	81,261	1,287,987
Gulfport Energy Corp.(1)	116,593	3,630,706
Rosetta Resources, Inc.(1)	71,210	3,157,451
Stone Energy Corp.(1)	92,014	2,235,020
Tesoro Logistics LP	19,000	509,200
W&T Offshore, Inc.	64,746	1,274,849
Western Refining, Inc.(1)	238,575	3,812,429
		21,486,863

14

Shares	Value
PAPER AND FOREST PRODUCTS — 1.9%
Buckeye Technologies, Inc.	145,102	$4,387,885
KapStone Paper and Packaging Corp.(1)	192,798	3,161,887
		7,549,772
PERSONAL PRODUCTS — 0.5%
Nu Skin Enterprises, Inc., Class A	26,928	1,360,672
Prestige Brands Holdings, Inc.(1)	82,834	876,384
		2,237,056
PHARMACEUTICALS — 2.2%
Auxilium Pharmaceuticals, Inc.(1)	38,973	606,420
Impax Laboratories, Inc.(1)	46,797	884,931
Jazz Pharmaceuticals, Inc.(1)	17,052	664,346
Medicis Pharmaceutical Corp., Class A	37,792	1,447,056
Nektar Therapeutics(1)	60,651	328,728
Optimer Pharmaceuticals, Inc.(1)	32,589	465,045
Par Pharmaceutical Cos., Inc.(1)	20,312	621,547
Questcor Pharmaceuticals, Inc.(1)	39,302	1,596,054
Salix Pharmaceuticals Ltd.(1)	44,070	1,509,618
VIVUS, Inc.(1)	68,967	650,359
		8,774,104
PROFESSIONAL SERVICES — 0.7%
Acacia Research – Acacia Technologies(1)	34,321	1,367,349
Kelly Services, Inc., Class A	27,031	441,957
Mistras Group, Inc.(1)	41,292	900,165
		2,709,471
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.6%
Ashford Hospitality Trust, Inc.	81,928	729,159
Associated Estates Realty Corp.	32,226	547,197
EastGroup Properties, Inc.	14,290	623,187
Education Realty Trust, Inc.	45,551	421,347
Home Properties, Inc.	14,919	878,729
Medical Properties Trust, Inc.	32,326	326,493
Post Properties, Inc.	38,289	1,572,912
Sovran Self Storage, Inc.	33,791	1,493,562
		6,592,586
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.4%
Cavium Networks, Inc.(1)	32,014	$1,046,538
CEVA, Inc.(1)	96,273	2,991,202
Cirrus Logic, Inc.(1)	51,340	854,297
Entegris, Inc.(1)	172,408	1,544,776
GT Advanced Technologies, Inc.(1)	243,957	2,000,447
Photronics, Inc.(1)	289,307	1,813,955
Semtech Corp.(1)	66,578	1,625,835
Silicon Motion Technology Corp. ADR(1)	70,478	1,183,325
Skyworks Solutions, Inc.(1)	110,596	2,190,907
Ultratech, Inc.(1)	109,451	2,386,032
		17,637,314
SOFTWARE — 7.4%
ACI Worldwide, Inc.(1)	65,136	1,997,721
Actuate Corp.(1)	187,924	1,221,506
Allot Communications Ltd.(1)	108,441	1,449,856
Ariba, Inc.(1)	34,129	1,081,207
Bottomline Technologies, Inc.(1)	43,800	1,063,902
BroadSoft, Inc.(1)	29,115	1,048,140
Clicksoftware Technologies Ltd.	112,831	1,117,027
Fortinet, Inc.(1)	46,040	1,061,682
Glu Mobile, Inc.(1)	153,738	465,826
Interactive Intelligence, Inc.(1)	31,274	867,853
Kenexa Corp.(1)	197,415	4,514,881
Majesco Entertainment Co.(1)	79,900	269,263
Mitek Systems, Inc.(1)	181,589	1,835,865
NetScout Systems, Inc.(1)	58,067	951,718
Opnet Technologies, Inc.	57,913	2,533,115
Perfect World Co., Ltd. ADR(1)	65,670	854,367
PROS Holdings, Inc.(1)	122,291	1,939,535
Taleo Corp., Class A(1)	30,385	984,474
TIBCO Software, Inc.(1)	97,074	2,804,468
Ultimate Software Group, Inc.(1)	20,872	1,256,077
Websense, Inc.(1)	27,665	493,544
		29,812,027
SPECIALTY RETAIL — 4.1%
Buckle, Inc. (The)	25,381	1,130,977
Cato Corp. (The), Class A	26,244	672,634
DSW, Inc., Class A	24,174	1,265,267
Genesco, Inc.(1)	41,653	2,455,028

15

Shares	Value
Hot Topic, Inc.	32,044	$242,253
Lithia Motors, Inc., Class A	298,015	6,130,169
Tractor Supply Co.	50,992	3,617,372
Vitamin Shoppe, Inc.(1)	24,120	909,565
		16,423,265
TEXTILES, APPAREL AND LUXURY GOODS — 3.3%
Crocs, Inc.(1)	62,593	1,106,018
Deckers Outdoor Corp.(1)	20,054	2,311,023
G-III Apparel Group Ltd.(1)	69,585	1,961,601
Iconix Brand Group, Inc.(1)	282,098	5,063,659
Oxford Industries, Inc.	46,243	1,826,599
True Religion Apparel, Inc.(1)	28,403	963,430
		13,232,330
THRIFTS AND MORTGAGE FINANCE — 0.3%
BofI Holding, Inc.(1)	24,089	368,562
Rockville Financial, Inc.	57,421	577,081
Walker & Dunlop, Inc.(1)	33,377	423,888
		1,369,531
TRADING COMPANIES AND DISTRIBUTORS — 2.5%
Applied Industrial Technologies, Inc.	38,774	1,303,582
DXP Enterprises, Inc.(1)	43,281	1,081,159
Rush Enterprises, Inc., Class A(1)	55,722	1,075,435
Titan Machinery, Inc.(1)	158,742	3,703,451
United Rentals, Inc.(1)	124,486	2,914,217
		10,077,844
TOTAL COMMON STOCKS (Cost $330,340,266)		400,917,740
Temporary Cash Investments — 0.1%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $61,681), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $60,382)		$60,382
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $61,882), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $60,383)		60,383
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $61,531), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $60,383)		60,383
SSgA U.S. Government Money Market Fund	5,289	5,289
TOTAL TEMPORARY CASH INVESTMENTS (Cost $186,437)		186,437
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $330,526,703)		401,104,177
OTHER ASSETS AND LIABILITIES — 0.6%		2,554,110
TOTAL NET ASSETS — 100.0%		$403,658,287

Notes to Schedule of Investments

ADR = American Depositary Receipt
(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $330,526,703)	$401,104,177
Receivable for investments sold	7,159,944
Receivable for capital shares sold	163,673
Dividends and interest receivable	138,543
408,566,337

Liabilities
Payable for investments purchased	3,438,768
Payable for capital shares redeemed	994,211
Accrued management fees	439,533
Distribution and service fees payable	35,538
4,908,050

Net Assets	$403,658,287

Net Assets Consist of:
Capital (par value and paid-in surplus)	$607,019,394
Accumulated net investment loss	(334,719)
Accumulated net realized loss	(273,603,862)
Net unrealized appreciation	70,577,474
$403,658,287

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$166,242,729	20,628,985	$8.06
Institutional Class, $0.01 Par Value	$105,520,358	12,977,342	$8.13
A Class, $0.01 Par Value	$115,741,370	14,584,590	$7.94*
B Class, $0.01 Par Value	$2,197,113	289,008	$7.60
C Class, $0.01 Par Value	$12,691,125	1,662,859	$7.63
R Class, $0.01 Par Value	$1,265,592	160,322	$7.89

*Maximum offering price $8.42 (net asset value divided by 0.9425)

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,793)	$2,486,217
Interest	4,235
2,490,452

Expenses:
Management fees	5,935,729
Distribution and service fees:
A Class	331,995
B Class	29,395
C Class	146,905
R Class	6,026
Directors’ fees and expenses	24,679
6,474,729

Net investment income (loss)	(3,984,277)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	51,226,321
Change in net unrealized appreciation (depreciation) on investments	(15,851,118)

Net realized and unrealized gain (loss)	35,375,203

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,390,926

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(3,984,277)	$(2,176,343)
Net realized gain (loss)	51,226,321	94,629,181
Change in net unrealized appreciation (depreciation)	(15,851,118)	36,489,688
Net increase (decrease) in net assets resulting from operations	31,390,926	128,942,526

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(29,540,806)	(135,018,924)

Redemption Fees
Increase in net assets from redemption fees	157,637	185,421

Net increase (decrease) in net assets	2,007,757	(5,890,977)

Net Assets
Beginning of period	401,650,530	407,541,507
End of period	$403,658,287	$401,650,530

Accumulated net investment loss	$(334,719)	—

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in small cap companies that management believes will increase in value.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

20

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Effective November 14, 2011, the redemption fee applies only to shares held less than 60 days.

21

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 1.39% for the Investor Class, A Class, B Class, C Class and R Class and 1.19% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $473,385,485 and $496,939,673, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	8,803,517	$75,368,241	6,784,305	$43,916,604
Redeemed	(7,346,365)	(61,075,419)	(18,735,868)	(122,423,452)
	1,457,152	14,292,822	(11,951,563)	(78,506,848)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	2,202,843	18,437,124	2,660,213	17,212,447
Redeemed	(4,492,812)	(37,796,193)	(7,096,717)	(46,645,112)
	(2,289,969)	(19,359,069)	(4,436,504)	(29,432,665)
A Class/Shares Authorized	110,000,000		110,000,000
Sold	2,317,591	19,344,137	2,350,237	15,349,838
Redeemed	(4,972,627)	(41,162,124)	(6,185,109)	(39,950,252)
	(2,655,036)	(21,817,987)	(3,834,872)	(24,600,414)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	11,789	88,253	4,481	27,688
Redeemed	(160,539)	(1,294,643)	(132,247)	(828,181)
	(148,750)	(1,206,390)	(127,766)	(800,493)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	496,741	4,074,090	413,664	2,630,469
Redeemed	(725,256)	(5,727,473)	(719,773)	(4,536,633)
	(228,515)	(1,653,383)	(306,109)	(1,906,164)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	79,880	673,191	68,676	446,713
Redeemed	(55,683)	(469,990)	(33,289)	(219,053)
	24,197	203,201	35,387	227,660
Net increase (decrease)	(3,840,921)	$(29,540,806)	(20,621,427)	$(135,018,924)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

23

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$400,917,740	—	—
Temporary Cash Investments	5,289	$181,148	—
Total Value of Investment Securities	$400,923,029	$181,148	—

7. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2011 and October 31, 2010.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$334,589,124
Gross tax appreciation of investments	$80,635,137
Gross tax depreciation of investments	(14,120,084)
Net tax appreciation (depreciation) of investments	$66,515,053
Undistributed ordinary income	—
Accumulated capital losses	$(269,876,160)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2014	2015	2016	2017
$(32,333,611)	—	$(125,173,360)	$(112,369,189)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(7)		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2011	$7.45	(0.07)	0.68	0.61	—	$8.06	8.19%	1.40%		(0.84)%		108%		$166,243
2010	$5.47	(0.03)	2.01	1.98	—	$7.45	36.20%	1.42%		(0.48)%		183%		$142,793
2009	$5.57	(0.02)	(0.08)	(0.10)	—	$5.47	(1.80)%	1.41%		(0.40)%		204%		$170,125
2008	$9.42	(0.04)	(3.73)	(3.77)	(0.08)	$5.57	(40.34)%	1.36%		(0.49)%		148%		$222,017
2007	$7.63	(0.05)	2.52	2.47	(0.68)	$9.42	35.22%	1.41%		(0.70)%		204%		$303,189
Institutional Class
2011	$7.50	(0.05)	0.68	0.63	—	$8.13	8.40%	1.20%		(0.64)%		108%		$105,520
2010	$5.49	(0.02)	2.03	2.01	—	$7.50	36.61%	1.22%		(0.28)%		183%		$114,513
2009	$5.59	(0.01)	(0.09)	(0.10)	—	$5.49	(1.79)%	1.21%		(0.20)%		204%		$108,261
2008	$9.43	(0.02)	(3.74)	(3.76)	(0.08)	$5.59	(40.19)%	1.16%		(0.29)%		148%		$91,791
2007(3)	$8.27	(0.03)	1.19	1.16	—	$9.43	14.03%	1.21	%(4)	(0.65	)%(4)	204	%(5)	$18,384
A Class
2011	$7.35	(0.09)	0.68	0.59	—	$7.94	8.03%	1.65%		(1.09)%		108%		$115,741
2010	$5.41	(0.05)	1.99	1.94	—	$7.35	35.86%	1.67%		(0.73)%		183%		$126,763
2009	$5.53	(0.03)	(0.09)	(0.12)	—	$5.41	(2.17)%	1.66%		(0.65)%		204%		$114,026
2008	$9.37	(0.06)	(3.70)	(3.76)	(0.08)	$5.53	(40.45)%	1.61%		(0.74)%		148%		$129,791
2007	$7.59	(0.07)	2.51	2.44	(0.66)	$9.37	34.91%	1.66%		(0.95)%		204%		$202,515

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(7)		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
B Class
2011	$7.10	(0.15)	0.65	0.50	—	$7.60	7.04%	2.40%		(1.84)%		108%		$2,197
2010	$5.26	(0.09)	1.93	1.84	—	$7.10	34.98%	2.42%		(1.48)%		183%		$3,107
2009	$5.41	(0.07)	(0.08)	(0.15)	—	$5.26	(2.77)%	2.41%		(1.40)%		204%		$2,976
2008	$9.25	(0.11)	(3.65)	(3.76)	(0.08)	$5.41	(40.97)%	2.36%		(1.49)%		148%		$2,846
2007	$7.49	(0.13)	2.49	2.36	(0.60)	$9.25	33.84%	2.41%		(1.70)%		204%		$4,549
C Class
2011	$7.13	(0.15)	0.65	0.50	—	$7.63	7.01%	2.40%		(1.84)%		108%		$12,691
2010	$5.28	(0.09)	1.94	1.85	—	$7.13	35.04%	2.42%		(1.48)%		183%		$13,476
2009	$5.44	(0.07)	(0.09)	(0.16)	—	$5.28	(2.94)%	2.41%		(1.40)%		204%		$11,608
2008	$9.29	(0.11)	(3.66)	(3.77)	(0.08)	$5.44	(40.91)%	2.36%		(1.49)%		148%		$12,983
2007	$7.52	(0.13)	2.50	2.37	(0.60)	$9.29	34.02%	2.41%		(1.70)%		204%		$16,406
R Class
2011	$7.33	(0.11)	0.67	0.56	—	$7.89	7.64%	1.90%		(1.34)%		108%		$1,266
2010	$5.41	(0.06)	1.98	1.92	—	$7.33	35.49%	1.92%		(0.98)%		183%		$998
2009	$5.54	(0.06)	(0.07)	(0.13)	—	$5.41	(2.35)%	1.91%		(0.90)%		204%		$545
2008	$9.42	(0.06)	(3.74)	(3.80)	(0.08)	$5.54	(40.66)%	1.86%		(0.99)%		148%		$108
2007(6)	$9.02	(0.01)	0.41	0.40	—	$9.42	4.43%	1.91	%(4)	(1.61	)%(4)	204	%(5)	$26

26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	May 18, 2007 (commencement of sale) through October 31, 2007.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.
(6)	September 28, 2007 (commencement of sale) through October 31, 2007.
(7)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

33

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73914   1112

    ANNUAL REPORT     |     OCTOBER 31, 2011

Select Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer,
U.S. Growth Equity — Large Cap

Stocks Advanced in a Volatile Year

U.S. equities managed positive returns during a volatile 12 months ended October 31, 2011. Action in stocks in some respects mirrored changes in the pace of economic growth—U.S. gross domestic product expanded at a 2.3% annual rate in the fourth quarter of 2010, but dipped to 0.4% and 1.3% in the first and second quarters of 2011, respectively, before returning to 2.0% growth in the third quarter of the year.

Similarly, stocks began the period with gains, buoyed by robust corporate earnings growth; the Federal Reserve’s second round of quantitative easing; and the extension of unemployment benefits and Bush-era tax cuts. But uncertainty generated by a series of events—including political unrest in the Middle East, the tragic earthquake and nuclear disaster in Japan, and concerns around the resolution of European sovereign debt and U.S. budgetary issues—served to compress price/earnings multiples. Equity markets finished the fiscal year with a sharp rebound in October after the economic data turned out to be not as bad as feared.

Growth Outperformed Value

In that environment, growth-oriented shares outperformed value across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was widely dispersed, reflecting the volatile nature of the reporting period. For example, both consumer staples and consumer discretionary stocks were among the best-performing segments within the index. It was a similar story when looking at many economically sensitive sectors—energy was the top performer, while materials and industrials were among the lagging sectors. Financials also underperformed, partly as a result of worry about exposure to Europe and the slowing economy. Information technology stocks fared reasonably well overall, though performance varied widely within the sector.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	10.49%	3.97%	2.47%	12.04%	6/30/71(1)
Russell 1000 Growth Index	—	9.92%	3.04%	3.56%	N/A(2)	—
Institutional Class	TWSIX	10.73%	4.18%	2.67%	4.58%	3/13/97
A Class(3) No sales charge* With sales charge*	TWCAX	10.23% 3.91%	3.71% 2.49%	2.21% 1.61%	2.81% 2.38%	8/8/97
C Class	ACSLX	9.43%	2.93%	—	4.48%	1/31/03
R Class	ASERX	9.96%	3.45%	—	1.83%	7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark began 12/29/78.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Select returned 10.49%* for the 12 months ended October 31, 2011, compared with the 9.92% return of its benchmark, the Russell 1000 Growth Index, and the 8.09%** return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and Treasury debt downgrade. Despite this challenging environment, Select delivered solid results and outperformed its benchmark.

Within the portfolio, security selection in the information technology and health care sectors accounted for the bulk of Select’s outperformance relative to the benchmark. Stock selection in the materials and consumer staples sectors also added to relative returns. Stock decisions in the industrials, financials, and consumer discretionary sectors detracted from relative results.

Information Technology, Health Care Led Gains

The information technology sector was a source of relative outperformance for Select. Notably, IT services company Teradata was the largest single contributor to relative gains. The company exceeded analysts’ expectations and raised earnings guidance for the full year, helped by strong demand for its consulting services. An overweight position in MasterCard was also a leading contributor. The company reported better-than-expected margins and earnings, and benefited from resolution of uncertainty around interchange fees on debit transactions.

Also in the information technology sector, though, Select did not hold a position in IBM. This decision proved detrimental as the company’s stock benefited from being perceived as somewhat of a “safe haven” within the technology sector during the market downturn. The managers do not find IBM attractive based on the stock’s relative valuation and the company’s growth rate.

In the health care sector, Select was rewarded for a stake in UnitedHealth Group, which is not represented in the benchmark. The company delivered solid earnings growth due largely to effective cost containment and an increase in members. In the health care equipment group, an overweight stake in Intuitive Surgical added meaningfully to gains. The maker of robotic surgery systems experienced a sharp rise in earnings amid continued adoption of its technology and increased sales of its surgical system.

*All fund returns referenced in this commentary are for Investor Class shares.

**The S&P 500 Index average annual returns were 0.25% and 3.69% for the five- and 10-year periods ended October 31, 2011, respectively.

7

Materials, Consumer Staples Helped

The materials sector was a key contributor to performance relative to the benchmark. Within the metals and mining industry group, an overweight stake in coal company Walter Energy added significantly to relative results. The company, which is a major producer of metallurgical coal for the steel industry, experienced robust demand amid rising steel prices early in the period, but retraced some of those gains as steel prices sank. For the time it was held in the portfolio, the position declined less than in the benchmark. Stock decisions in the chemicals industry also helped relative results.

Within the consumer staples sector, an overweight position in Costco Wholesale contributed to relative returns. The membership discount retailer benefited from a focus on lower-end providers of consumer goods in the weak economic environment. Effective stock decisions in the food products and the beverages industry groups also helped performance versus the benchmark.

Industrials Detracted

Within the industrials sector, stock decisions in the aerospace and defense industry hindered relative performance. In particular, a sizable overweight stake in Rockwell Collins, Inc. detracted from results compared with the benchmark. The manufacturer of communications and aviation electronics for military and commercial customers relies heavily on the U.S. government’s military spending, and was hurt by uncertainty about the military budgetary outlook. The electrical equipment industry was also a key source of underperformance within the sector.

Financials, Consumer Discretionary Lagged Benchmark

Holdings in the financials sector lagged the benchmark. Here, Select held several positions in the diversified financial services group that underperformed.

In the consumer discretionary sector, an overweight stake in Netflix represented the largest single detractor from relative returns. The company stumbled when it raised prices 60% for its mail order DVD rental service, and then announced that it would separate its video streaming business from its DVD offering. Both moves alienated customers, and, although the company lowered guidance for its subscriber base, subscription numbers fell below that revised level. Although Netflix management handled the transition poorly, we believe that the company’s evolution from its legacy DVD business to the video streaming business is positive, as it will require lower overhead and offers more growth potential.

Starting Point for Next Reporting Period

The environment for growth- and momentum-oriented investment styles continued to be challenging during the reporting period. Although Select’s investment process experienced a significant headwind, the portfolio delivered sound positive results. Going forward, we remain confident in our investment beliefs that stocks which exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

8

Shareholder Fee Example

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	7.1%
Google, Inc., Class A	4.5%
Exxon Mobil Corp.	3.2%
Costco Wholesale Corp.	2.8%
Teradata Corp.	2.8%
EMC Corp.	2.6%
Gilead Sciences, Inc.	2.5%
Coach, Inc.	2.4%
MasterCard, Inc., Class A	2.2%
Monsanto Co.	2.2%

Top Five Industries	% of net assets
Computers and Peripherals	9.7%
Internet Software and Services	6.1%
Energy Equipment and Services	5.5%
Oil, Gas and Consumable Fuels	5.3%
IT Services	5.0%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.9%
Foreign Common Stocks*	6.9%
Total Common Stocks	98.8%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Fund Characteristics

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$945.60	$4.90	1.00%
Institutional Class	$1,000	$946.50	$3.92	0.80%
A Class	$1,000	$944.40	$6.13	1.25%
C Class	$1,000	$941.10	$9.79	2.00%
R Class	$1,000	$943.40	$7.35	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 98.8%
AEROSPACE AND DEFENSE — 3.6%
General Dynamics Corp.	523,100	$33,577,789
Rockwell Collins, Inc.	570,000	31,823,100
		65,400,889
AIR FREIGHT AND LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	391,000	27,463,840
BEVERAGES — 1.5%
Diageo plc	1,309,695	27,128,320
BIOTECHNOLOGY — 3.1%
Biogen Idec, Inc.(1)	87,800	10,216,408
Gilead Sciences, Inc.(1)	1,091,000	45,451,060
		55,667,468
CAPITAL MARKETS — 1.3%
Franklin Resources, Inc.	221,300	23,597,219
CHEMICALS — 3.5%
Monsanto Co.	548,000	39,867,000
Potash Corp. of Saskatchewan, Inc.	480,900	22,760,997
		62,627,997
COMMUNICATIONS EQUIPMENT — 2.0%
QUALCOMM, Inc.	685,600	35,376,960
COMPUTERS AND PERIPHERALS — 9.7%
Apple, Inc.(1)	316,600	128,153,348
EMC Corp.(1)	1,880,700	46,095,957
		174,249,305
DIVERSIFIED FINANCIAL SERVICES — 2.4%
CME Group, Inc.	65,300	17,994,068
Hong Kong Exchanges and Clearing Ltd.	601,508	10,082,612
JPMorgan Chase & Co.	430,900	14,978,084
		43,054,764
ELECTRICAL EQUIPMENT — 3.2%
ABB Ltd. ADR(1)	1,236,900	23,266,089
Emerson Electric Co.	728,100	35,036,172
		58,302,261
ENERGY EQUIPMENT AND SERVICES — 5.5%
Diamond Offshore Drilling, Inc.	293,400	19,229,436
Halliburton Co.	710,100	26,529,336
National Oilwell Varco, Inc.	290,300	20,707,099
Schlumberger Ltd.	428,300	31,467,201
		97,933,072
FOOD AND STAPLES RETAILING — 2.8%
Costco Wholesale Corp.	596,500	49,658,625
FOOD PRODUCTS — 2.3%
Hershey Co. (The)	301,700	$17,266,291
Mead Johnson Nutrition Co.	339,000	24,357,150
		41,623,441
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.4%
Intuitive Surgical, Inc.(1)	58,000	25,163,880
HEALTH CARE PROVIDERS AND SERVICES — 4.3%
Medco Health Solutions, Inc.(1)	700,115	38,408,309
UnitedHealth Group, Inc.	821,200	39,409,388
		77,817,697
HOTELS, RESTAURANTS AND LEISURE — 2.4%
McDonald’s Corp.	398,700	37,019,295
Peet’s Coffee & Tea, Inc.(1)	85,500	5,448,060
		42,467,355
HOUSEHOLD DURABLES — 1.2%
Harman International Industries, Inc.	515,400	22,244,664
INSURANCE — 0.9%
Travelers Cos., Inc. (The)	274,300	16,005,405
INTERNET AND CATALOG RETAIL — 2.8%
Amazon.com, Inc.(1)	173,400	37,022,634
Netflix, Inc.(1)	153,000	12,558,240
		49,580,874
INTERNET SOFTWARE AND SERVICES — 6.1%
Baidu, Inc. ADR(1)	195,100	27,349,118
Google, Inc., Class A(1)	135,700	80,421,248
Responsys, Inc.(1)	175,200	1,913,184
		109,683,550
IT SERVICES — 5.0%
MasterCard, Inc., Class A	115,600	40,140,944
Teradata Corp.(1)	828,100	49,404,446
		89,545,390
LEISURE EQUIPMENT AND PRODUCTS — 1.3%
Hasbro, Inc.	598,900	22,794,134
MACHINERY — 3.1%
Graco, Inc.	189,700	8,145,718
Nordson Corp.	296,000	13,725,520
Parker Hannifin Corp.	411,700	33,574,135
		55,445,373
MEDIA — 0.6%
Walt Disney Co. (The)	335,900	11,716,192
METALS AND MINING — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	634,800	25,557,048

12

	Shares	Value
OIL, GAS AND CONSUMABLE FUELS — 5.3%
Exxon Mobil Corp.	732,800	$57,224,352
Occidental Petroleum Corp.	414,100	38,486,454
		95,710,806
PERSONAL PRODUCTS — 1.2%
Estee Lauder Cos., Inc. (The), Class A	210,400	20,713,880
PHARMACEUTICALS — 2.9%
Allergan, Inc.	455,000	38,274,600
Teva Pharmaceutical Industries Ltd. ADR	321,800	13,145,530
		51,420,130
PROFESSIONAL SERVICES — 0.9%
IHS, Inc. Class A(1)	119,200	10,011,608
Verisk Analytics, Inc. Class A(1)	175,300	6,161,795
		16,173,403
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
Broadcom Corp., Class A(1)	531,900	19,196,271
Linear Technology Corp.	1,089,300	35,195,283
		54,391,554
SOFTWARE — 3.6%
Adobe Systems, Inc.(1)	546,400	16,069,624
Microsoft Corp.	322,000	8,574,860
Oracle Corp.	1,204,200	39,461,634
		64,106,118
SPECIALTY RETAIL — 2.2%
TJX Cos., Inc. (The)	674,800	39,765,964
TEXTILES, APPAREL AND LUXURY GOODS — 4.3%
Coach, Inc.	658,700	42,861,609
Fossil, Inc.(1)	177,600	18,410,016
Hanesbrands, Inc.(1)	582,400	15,357,888
		76,629,513
TOBACCO — 2.2%
Philip Morris International, Inc.	559,700	$39,106,239
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
American Tower Corp., Class A(1)	101,300	5,581,630
TOTAL COMMON STOCKS (Cost $1,271,126,240)		1,773,704,960
Temporary Cash Investments — 1.3%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $7,984,505), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $7,816,413)		7,816,400
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $8,010,529), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $7,816,407)		7,816,400
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $7,965,093), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $7,816,408)		7,816,399
SSgA U.S. Government Money Market Fund	682,440	682,440
TOTAL TEMPORARY CASH INVESTMENTS (Cost $24,131,639)		24,131,639
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,295,257,879)		1,797,836,599
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,782,930)
TOTAL NET ASSETS — 100.0%		$1,796,053,669

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
13,819,902	GBP for USD	Credit Suisse AG	11/30/11	$22,214,836	$(180,531)
(Value on Settlement Date $22,034,305)

Notes to Schedule of Investments

ADR = American Depositary Receipt
GBP = British Pound
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $1,295,257,879)	$1,797,836,599
Foreign currency holdings, at value (cost of $293,996)	300,237
Receivable for capital shares sold	313,201
Dividends and interest receivable	1,042,229
1,799,492,266

Liabilities
Payable for investments purchased	1,268,109
Payable for capital shares redeemed	524,811
Unrealized loss on forward foreign currency exchange contracts	180,531
Accrued management fees	1,460,004
Distribution and service fees payable	5,142
3,438,597

Net Assets	$1,796,053,669

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,465,179,671
Undistributed net investment income	4,867,506
Accumulated net realized loss	(176,397,938)
Net unrealized appreciation	502,404,430
$1,796,053,669

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,765,717,586	45,109,600	$39.14
Institutional Class, $0.01 Par Value	$5,132,944	129,607	$39.60
A Class, $0.01 Par Value	$24,573,025	637,559	$38.54*
C Class, $0.01 Par Value	$570,910	15,464	$36.92
R Class, $0.01 Par Value	$59,204	1,532	$38.64
*Maximum offering price $40.89 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $47,071)	$23,226,689
Interest	5,935
23,232,624

Expenses:
Management fees	18,395,726
Distribution and service fees:
A Class	55,099
B Class	15,292
C Class	3,745
R Class	246
Directors’ fees and expenses	74,044
18,544,152

Net investment income (loss)	4,688,472

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	39,237,589
Foreign currency transactions	(107,888)
39,129,701

Change in net unrealized appreciation (depreciation) on:
Investments	138,775,060
Translation of assets and liabilities in foreign currencies	116,618
138,891,678

Net realized and unrealized gain (loss)	178,021,379

Net Increase (Decrease) in Net Assets Resulting from Operations	$182,709,851

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$4,688,472	$5,682,049
Net realized gain (loss)	39,129,701	(20,615,057)
Change in net unrealized appreciation (depreciation)	138,891,678	275,739,559
Net increase (decrease) in net assets resulting from operations	182,709,851	260,806,551

Distributions to Shareholders
From net investment income:
Investor Class	(5,930,534)	(8,227,971)
Institutional Class	(25,646)	(28,810)
A Class	(17,175)	(49,312)
Decrease in net assets from distributions	(5,973,355)	(8,306,093)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(130,244,559)	(120,734,647)

Net increase (decrease) in net assets	46,491,937	131,765,811

Net Assets
Beginning of period	1,749,561,732	1,617,795,921
End of period	$1,796,053,669	$1,749,561,732

Undistributed net investment income	$4,867,506	$6,260,277

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by purchasing stocks of larger-sized companies that management believes will increase in value over time.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $311,151,298 and $441,029,462, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,326,866	$51,400,404	1,050,151	$34,737,773
Issued in reinvestment of distributions	150,928	5,679,445	238,915	7,886,605
Redeemed	(4,831,149)	(187,400,425)	(4,873,529)	(160,602,909)
	(3,353,355)	(130,320,576)	(3,584,463)	(117,978,531)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	32,761	1,267,331	22,888	771,300
Issued in reinvestment of distributions	670	25,466	851	28,366
Redeemed	(30,754)	(1,223,056)	(24,480)	(817,754)
	2,677	69,741	(741)	(18,088)
A Class/Shares Authorized	75,000,000		75,000,000
Sold	163,231	6,203,697	64,941	2,090,917
Issued in reinvestment of distributions	454	16,873	1,473	47,993
Redeemed	(116,745)	(4,454,011)	(134,115)	(4,336,286)
	46,940	1,766,559	(67,701)	(2,197,376)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	1,180	44,854	925	27,964
Redeemed	(53,880)	(1,958,733)	(18,364)	(576,033)
	(52,700)	(1,913,879)	(17,439)	(548,069)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	9,157	319,498	5,833	180,826
Redeemed	(5,253)	(194,203)	(5,028)	(153,876)
	3,904	125,295	805	26,950
R Class/Shares Authorized	50,000,000		50,000,000
Sold	1,023	40,053	72	2,323
Redeemed	(303)	(11,752)	(676)	(21,856)
	720	28,301	(604)	(19,533)
Net increase (decrease)	(3,351,814)	$(130,244,559)	(3,670,143)	$(120,734,647)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,649,972,294	—	—
Foreign Common Stocks	86,521,734	$37,210,932	—
Temporary Cash Investments	682,440	23,449,199	—
Total Value of Investment Securities	$1,737,176,468	$60,660,131	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(180,531)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2011, is disclosed on the Statement of Assets and Liabilities as a liability of $180,531 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(128,123) in net realized gain (loss) on foreign currency transactions and $112,135 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$5,973,355	$8,306,093
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,298,608,273
Gross tax appreciation of investments	$521,981,787
Gross tax depreciation of investments	(22,753,461)
Net tax appreciation (depreciation) of investments	$499,228,326
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$6,241
Net tax appreciation (depreciation)	$499,234,567
Undistributed ordinary income	$4,686,975
Accumulated capital losses	$(173,047,544)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(152,558,490) and $(20,489,054) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:			Net Asset Value, End of Period	Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions			Operating Expenses	Net Investment Income (Loss)
Investor Class
2011	$35.54	0.10	3.62	3.72	(0.12)	—	(0.12)	$39.14	10.49%	1.00%	0.26%	17%	$1,765,718
2010	$30.58	0.11	5.01	5.12	(0.16)	—	(0.16)	$35.54	16.78%	1.01%	0.34%	35%	$1,722,138
2009	$26.25	0.19	4.40	4.59	(0.26)	—	(0.26)	$30.58	17.77%	1.00%	0.75%	31%	$1,591,621
2008	$45.58	0.07	(16.10)	(16.03)	—	(3.30)	(3.30)	$26.25	(37.71)%	1.00%	0.19%	64%	$1,448,954
2007	$36.22	0.04	10.06	10.10	(0.16)	(0.58)	(0.74)	$45.58	28.37%	1.00%	0.11%	79%	$2,550,254
Institutional Class
2011	$35.95	0.18	3.67	3.85	(0.20)	—	(0.20)	$39.60	10.73%	0.80%	0.46%	17%	$5,133
2010	$30.94	0.18	5.06	5.24	(0.23)	—	(0.23)	$35.95	17.02%	0.81%	0.54%	35%	$4,563
2009	$26.56	0.28	4.41	4.69	(0.31)	—	(0.31)	$30.94	18.00%	0.80%	0.95%	31%	$3,950
2008	$45.98	0.15	(16.27)	(16.12)	—	(3.30)	(3.30)	$26.56	(37.60)%	0.80%	0.39%	64%	$94,419
2007	$36.53	0.12	10.15	10.27	(0.24)	(0.58)	(0.82)	$45.98	28.63%	0.80%	0.31%	79%	$168,441
A Class(3)
2011	$34.99	— (4)	3.58	3.58	(0.03)	—	(0.03)	$38.54	10.23%	1.25%	0.01%	17%	$24,573
2010	$30.11	0.03	4.93	4.96	(0.08)	—	(0.08)	$34.99	16.48%	1.26%	0.09%	35%	$20,666
2009	$25.85	0.13	4.33	4.46	(0.20)	—	(0.20)	$30.11	17.47%	1.25%	0.50%	31%	$19,824
2008	$45.05	(0.02)	(15.88)	(15.90)	—	(3.30)	(3.30)	$25.85	(37.88)%	1.25%	(0.06)%	64%	$19,450
2007	$35.80	(0.09)	9.99	9.90	(0.07)	(0.58)	(0.65)	$45.05	28.07%	1.25%	(0.14)%	79%	$42,770

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:			Net Asset Value, End of Period	Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions			Operating Expenses	Net Investment Income (Loss)
C Class
2011	$33.74	(0.28)	3.46	3.18	—	—	—	$36.92	9.43%	2.00%	(0.74)%	17%	$571
2010	$29.19	(0.20)	4.75	4.55	—	—	—	$33.74	15.63%	2.01%	(0.66)%	35%	$390
2009	$25.05	(0.06)	4.22	4.16	(0.02)	—	(0.02)	$29.19	16.58%	2.00%	(0.25)%	31%	$314
2008	$44.07	(0.29)	(15.43)	(15.72)	—	(3.30)	(3.30)	$25.05	(38.34)%	2.00%	(0.81)%	64%	$394
2007	$35.24	(0.34)	9.75	9.41	—	(0.58)	(0.58)	$44.07	27.07%	2.00%	(0.89)%	79%	$1,001
R Class
2011	$35.14	(0.08)	3.58	3.50	—	—	—	$38.64	9.96%	1.50%	(0.24)%	17%	$59
2010	$30.24	(0.05)	4.95	4.90	—	—	—	$35.14	16.20%	1.51%	(0.16)%	35%	$29
2009	$25.96	0.06	4.36	4.42	(0.14)	—	(0.14)	$30.24	17.17%	1.50%	0.25%	31%	$43
2008	$45.33	(0.11)	(15.96)	(16.07)	—	(3.30)	(3.30)	$25.96	(38.03)%	1.50%	(0.31)%	64%	$32
2007	$36.05	(0.15)	10.01	9.86	—	(0.58)	(0.58)	$45.33	27.72%	1.50%	(0.39)%	79%	$32

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

30

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $5,973,355, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73904   1112

    ANNUAL REPORT     |     OCTOBER 31, 2011

NT VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,
U.S. Growth Equity — Mid & Small Cap

The U.S. stock market overcame major swings in investor sentiment to post positive results for the 12 months ended October 31, 2011. The reporting period began on a positive note as solid corporate earnings growth and improving economic conditions—fueled by a second round of quantitative easing by the Federal Reserve and an extension of expiring federal tax breaks—sparked a sharp rally in the equity market. Stocks remained on an upward trajectory through the first four months of 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Market sentiment shifted dramatically during the last half of the period as investors reacted to a worsening sovereign debt crisis in Europe, including a bailout package for Portugal, further credit deterioration and a potential debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In addition, the economic outlook grew increasingly uncertain amid evidence of a slowdown in economic activity. The end result was a reversal in the stock market that accelerated between July and September, erasing all of the market’s gains from earlier in the period.

Stocks rebounded in October as better economic data eased recession fears, enabling the market to produce a positive overall return for the 12-month period. Although mid- and small-cap stocks led the market’s advance in the first half of the period, they lagged during the market decline and underperformed large-cap stocks for the full 12-month period (see the table below).

However, growth stocks outperformed value shares throughout the period. Despite the increasingly uncertain economic outlook, we have not seen a broad deterioration in business fundamentals. Many companies continued to report better-than-expected earnings, even during the height of the market volatility in July and August. Companies that benefit from enduring, secular growth trends resulting from new technologies or products can succeed and show improvement under even challenging economic conditions. Furthermore, an economic slowdown often causes changes in consumer behavior that present investment opportunities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLWX	6.25%	2.24%	0.10%	5/12/06
Russell Midcap Growth Index	—	10.08%	3.46%	3.03%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.80%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

NT Vista returned 6.25% for the 12 months ended October 31, 2011, compared with the 10.08% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and U.S. Treasury debt downgrade. Price momentum and acceleration, two factors that the NT Vista team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, security selection in the information technology sector accounted for the majority of underperformance relative to the benchmark. Holdings in the industrials, financials, and consumer discretionary sectors also hurt results versus the benchmark. Effective stock choices in the health care and consumer staples sectors partially offset those relative losses.

Information Technology Underperformed Benchmark

The information technology sector was NT Vista’s largest source of underperformance relative to the benchmark. In the communications equipment industry, two overweight positions significantly trimmed relative results. Video and teleconferencing equipment maker Polycom experienced a sell-off in its shares as investors feared that competition and cuts in corporate spending would hurt revenues. An overweight position in F5 Networks, whose products help optimize the performance of applications over IT networks, also detracted from returns versus the benchmark. Elsewhere in the sector, stock decisions in the software industry hindered relative returns.

However, a position in UK-based ARM Holdings plc contributed meaningfully to relative results. The semiconductor intellectual property supplier experienced a surge in demand from chip makers, driven by rising end-market requirements for mobile chips.

Industrials, Financials Lagged

NT Vista’s underperformance in the industrials sector largely reflected stock decisions among machinery companies. An example was an overweight stake in WABCO Holdings. The maker of braking systems for commercial vehicles experienced a share price decline while it was held in the portfolio due to macroeconomic concerns, although it delivered positive results for the entire reporting period.

The financials sector was a source of underperformance relative to the benchmark. Within the sector, a detrimental underweight in real estate investment trusts and overweight in the real estate management industry curbed relative results.

6

Consumer Discretionary Lagged, but Some Holdings Helped

In the consumer discretionary sector, stock decisions in the hotels, restaurants, and leisure industry detracted from relative returns. An overweight position in Lululemon Athletica, though, contributed significantly to relative outperformance as the maker of women’s yoga and athletic wear executed well, demonstrating strong same-store comparable sales levels.

Health Care, Consumer Staples Outperformed, but Some Holdings Lagged

An overweight position in Alexion Pharmaceuticals accounted for the bulk of NT Vista’s relative outperformance in the health care sector. The biotechnology company received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders. Effective stock selection in the pharmaceuticals industry group also benefited relative returns. In the industry, NT Vista held one outperforming position that was not represented in the benchmark, while successfully sidestepping some benchmark laggards.

In the consumer staples sector, companies with products at the upper end of the retail market performed well. NT Vista benefited from this situation with a significant position in specialty grocery chain Whole Foods Markets, which represented the largest individual contributor to relative returns. The company, which continued to perform well amid a trend towards healthier diets, executed well as it demonstrated strong buying power and improving supply chain management.

Elsewhere in the sector, though, an underweight position in Green Mountain Coffee Roasters detracted from relative results. The largest U.S. seller of single-serve brewers experienced robust share price gains as it continued to increase revenues through the success of its Keurig Single-Cup Brewing System. The portfolio had some exposure to Green Mountain, but less than the benchmark.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

This process, which has historically added value, has faced unprecedented headwinds in recent reporting periods. Based on historical trends, we believe we will move past this environment of extreme underperformance for stocks exhibiting price momentum and acceleration and into a period where fundamentals, and specifically fundamental improvement, is recognized and rewarded by the market.

7

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Teradata Corp.	2.9%
Whole Foods Market, Inc.	2.7%
National Oilwell Varco, Inc.	2.6%
Alliance Data Systems Corp.	2.3%
TransDigm Group, Inc.	2.2%
Kansas City Southern	2.0%
Check Point Software Technologies Ltd.	2.0%
Joy Global, Inc.	2.0%
ARM Holdings plc	2.0%
Dollar Tree, Inc.	1.9%

Top Five Industries	% of net assets
Software	8.0%
Specialty Retail	7.0%
IT Services	6.2%
Oil, Gas and Consumable Fuels	4.9%
Energy Equipment and Services	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.6%
Foreign Common Stocks*	11.3%
Total Common Stocks	98.9%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.8)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$882.90	$3.80	0.80%
Hypothetical
Institutional Class	$1,000	$1,021.17	$4.08	0.80%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 98.9%
AEROSPACE AND DEFENSE — 4.0%
BE Aerospace, Inc.(1)	100,400	$3,788,092
TransDigm Group, Inc.(1)	51,500	4,836,880
		8,624,972
AUTO COMPONENTS — 1.6%
BorgWarner, Inc.(1)	44,302	3,388,660
BIOTECHNOLOGY — 2.8%
Alexion Pharmaceuticals, Inc.(1)	58,365	3,940,221
Cepheid, Inc.(1)	25,300	907,764
Grifols SA(1)	66,501	1,236,523
		6,084,508
CAPITAL MARKETS — 1.9%
Affiliated Managers Group, Inc.(1)	17,600	1,629,936
American Capital Ltd.(1)	179,400	1,393,938
KKR & Co. LP	84,500	1,139,060
		4,162,934
CHEMICALS — 3.0%
Albemarle Corp.	36,700	1,955,743
International Flavors & Fragrances, Inc.	46,700	2,828,152
Rockwood Holdings, Inc.(1)	37,700	1,735,708
		6,519,603
COMMERCIAL BANKS — 0.4%
East West Bancorp., Inc.	43,485	846,653
COMMERCIAL SERVICES AND SUPPLIES — 1.6%
Stericycle, Inc.(1)	39,700	3,318,126
COMMUNICATIONS EQUIPMENT — 0.6%
Aruba Networks, Inc.(1)	57,500	1,362,175
CONSUMER FINANCE — 2.0%
Discover Financial Services	131,500	3,098,140
First Cash Financial Services, Inc.(1)	28,300	1,174,450
		4,272,590
CONTAINERS AND PACKAGING — 1.9%
Crown Holdings, Inc.(1)	80,000	2,703,200
Rock-Tenn Co., Class A	22,100	1,308,099
		4,011,299
DIVERSIFIED CONSUMER SERVICES — 0.6%
Weight Watchers International, Inc.	16,800	1,253,616
ELECTRICAL EQUIPMENT — 1.1%
Polypore International, Inc.(1)	46,282	2,427,491
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.2%
IPG Photonics Corp.(1)	18,000	$951,480
Trimble Navigation Ltd.(1)	40,500	1,636,605
		2,588,085
ENERGY EQUIPMENT AND SERVICES — 4.8%
Atwood Oceanics, Inc.(1)	38,200	1,632,668
Core Laboratories NV	14,300	1,548,118
National Oilwell Varco, Inc.	79,000	5,635,070
Oil States International, Inc.(1)	21,700	1,510,537
		10,326,393
FOOD AND STAPLES RETAILING — 2.7%
Whole Foods Market, Inc.	80,900	5,834,508
FOOD PRODUCTS — 2.4%
Green Mountain Coffee Roasters, Inc.(1)	14,900	968,798
J.M. Smucker Co. (The)	15,200	1,170,704
Mead Johnson Nutrition Co.	40,600	2,917,110
		5,056,612
GAS UTILITIES — 1.0%
Oneok, Inc.	28,300	2,152,215
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.9%
Cooper Cos., Inc. (The)	35,500	2,460,150
MAKO Surgical Corp.(1)	51,000	1,960,950
Mettler-Toledo International, Inc.(1)	11,300	1,735,680
		6,156,780
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
Catalyst Health Solutions, Inc.(1)	27,600	1,517,172
HEALTH CARE TECHNOLOGY — 1.8%
SXC Health Solutions Corp.(1)	84,200	3,942,244
HOTELS, RESTAURANTS AND LEISURE — 3.9%
Arcos Dorados Holdings, Inc., Class A	72,300	1,691,820
Chipotle Mexican Grill, Inc.(1)	10,100	3,394,812
Domino’s Pizza, Inc.(1)	32,000	1,024,960
Panera Bread Co., Class A(1)	16,400	2,192,516
		8,304,108
HOUSEHOLD DURABLES — 1.0%
Tempur-Pedic International, Inc.(1)	30,800	2,096,248
HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	50,300	2,222,254
INTERNET AND CATALOG RETAIL — 1.5%
priceline.com, Inc.(1)	6,200	3,147,864

11

	Shares	Value
INTERNET SOFTWARE AND SERVICES — 1.5%
Baidu, Inc. ADR(1)	23,000	$3,224,140
IT SERVICES — 6.2%
Alliance Data Systems Corp.(1)	49,000	5,019,560
Cognizant Technology Solutions Corp., Class A(1)	29,100	2,117,025
Teradata Corp.(1)	104,700	6,246,402
		13,382,987
LIFE SCIENCES TOOLS AND SERVICES — 0.5%
Waters Corp.(1)	13,300	1,065,596
MACHINERY — 3.9%
Chart Industries, Inc.(1)	28,100	1,587,931
Cummins, Inc.	10,900	1,083,787
Joy Global, Inc.	49,100	4,281,520
Titan International, Inc.	62,063	1,396,418
		8,349,656
MEDIA — 2.3%
CBS Corp., Class B	131,800	3,401,758
Focus Media Holding Ltd. ADR(1)	58,500	1,590,030
		4,991,788
METALS AND MINING — 0.9%
Cliffs Natural Resources, Inc.	28,700	1,957,914
MULTILINE RETAIL — 1.9%
Dollar Tree, Inc.(1)	51,450	4,113,942
OIL, GAS AND CONSUMABLE FUELS — 4.9%
Cabot Oil & Gas Corp.	41,300	3,209,836
Concho Resources, Inc.(1)	38,100	3,608,832
SandRidge Energy, Inc.(1)	312,700	2,395,282
SM Energy Co.	16,000	1,326,560
		10,540,510
PHARMACEUTICALS — 4.6%
Elan Corp. plc ADR(1)	111,800	1,340,482
Perrigo Co.	20,300	1,832,684
Questcor Pharmaceuticals, Inc.(1)	75,500	3,066,055
Shire plc	51,800	1,626,523
Watson Pharmaceuticals, Inc.(1)	29,100	1,954,356
		9,820,100
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.6%
CBRE Group, Inc.(1)	74,200	1,319,276
ROAD AND RAIL — 2.0%
Kansas City Southern(1)	68,600	$4,333,462
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.4%
ARM Holdings plc	452,100	4,235,082
Avago Technologies Ltd.	52,100	1,759,417
Cypress Semiconductor Corp.(1)	69,584	1,329,750
		7,324,249
SOFTWARE — 8.0%
Cerner Corp.(1)	14,500	919,735
Check Point Software Technologies Ltd.(1)	74,400	4,287,672
Citrix Systems, Inc.(1)	34,000	2,476,220
Informatica Corp.(1)	37,600	1,710,800
NetSuite, Inc.(1)	42,800	1,628,112
QLIK Technologies, Inc.(1)	44,800	1,279,936
Salesforce.com, Inc.(1)	16,000	2,130,720
Solera Holdings, Inc.	51,400	2,807,982
		17,241,177
SPECIALTY RETAIL — 7.0%
DSW, Inc., Class A	29,100	1,523,094
O’Reilly Automotive, Inc.(1)	44,700	3,399,435
PetSmart, Inc.	56,910	2,671,925
Tiffany & Co.	15,500	1,235,815
Tractor Supply Co.	36,500	2,589,310
Ulta Salon Cosmetics & Fragrance, Inc.(1)	54,500	3,667,305
		15,086,884
TEXTILES, APPAREL AND LUXURY GOODS — 1.9%
Fossil, Inc.(1)	22,200	2,301,252
Lululemon Athletica, Inc.(1)	31,800	1,796,064
		4,097,316
TRADING COMPANIES AND DISTRIBUTORS — 2.0%
Fastenal Co.	69,600	2,651,064
United Rentals, Inc.(1)	73,200	1,713,612
		4,364,676
WIRELESS TELECOMMUNICATION SERVICES — 0.9%
SBA Communications Corp., Class A(1)	50,302	1,916,003
TOTAL COMMON STOCKS (Cost $179,020,413)		212,746,786

12

Shares	Value
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $1,394,910), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $1,365,544)		$1,365,542
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $1,399,457), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $1,365,543)		1,365,542
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $1,391,519), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $1,365,544)		1,365,542
SSgA U.S. Government Money Market Fund	18,469	18,469
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,115,095)		4,115,095
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $183,135,508)		216,861,881
OTHER ASSETS AND LIABILITIES — (0.8)%		(1,801,822)
TOTAL NET ASSETS — 100.0%		$215,060,059

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
728,851	EUR for USD	UBS AG	11/30/11	$1,008,225	$4,458
2,868,832	GBP for USD	Credit Suisse AG	11/30/11	4,611,510	(33,855)
				$5,619,735	$(29,397)
(Value on Settlement Date $5,590,338)

Geographic Diversification
(as a % of net assets)
United States	87.6%
People’s Republic of China	2.2%
Israel	2.0%
United Kingdom	2.0%
Ireland	1.4%
Canada	0.8%
Singapore	0.8%
Argentina	0.8%
Netherlands	0.7%
Spain	0.6%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
GBP = British Pound
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $183,135,508)	$216,861,881
Foreign currency holdings, at value (cost of $9,006)	9,379
Receivable for investments sold	2,432,385
Unrealized gain on forward foreign currency exchange contracts	4,458
Dividends and interest receivable	33,214
219,341,317

Liabilities
Payable for investments purchased	4,109,300
Unrealized loss on forward foreign currency exchange contracts	33,855
Accrued management fees	138,103
4,281,258

Net Assets	$215,060,059

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	21,446,579

Net Asset Value Per Share	$10.03

Net Assets Consist of:
Capital (par value and paid-in surplus)	$180,354,307
Undistributed net investment income	31,336
Undistributed net realized gain	973,943
Net unrealized appreciation	33,700,473
$215,060,059

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,920)	$1,023,215
Interest	2,182
1,025,397

Expenses:
Management fees	1,526,633
Directors’ fees and expenses	7,421
1,534,054

Net investment income (loss)	(508,657)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,603,710
Futures contract transactions	293,119
Foreign currency transactions	5,515
9,902,344

Change in net unrealized appreciation (depreciation) on:
Investments	634,429
Translation of assets and liabilities in foreign currencies	528
634,957

Net realized and unrealized gain (loss)	10,537,301

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,028,644

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(508,657)	$(322,140)
Net realized gain (loss)	9,902,344	8,492,963
Change in net unrealized appreciation (depreciation)	634,957	21,735,147
Net increase (decrease) in net assets resulting from operations	10,028,644	29,905,970

Distributions to Shareholders
From net investment income	—	(11,506)

Capital Share Transactions
Proceeds from shares sold	65,778,540	46,264,949
Payments for shares redeemed	(22,050,710)	(6,092,543)
Net increase (decrease) in net assets from capital share transactions	43,727,830	40,172,406

Net increase (decrease) in net assets	53,756,474	70,066,870

Net Assets
Beginning of period	161,303,585	91,236,715
End of period	$215,060,059	$161,303,585

Undistributed net investment income	$31,336	$25,905

Transactions in Shares of the Fund
Sold	6,541,903	5,628,784
Redeemed	(2,177,130)	(719,862)
Net increase (decrease) in shares of the fund	4,364,773	4,908,922

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.80%.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $259,168,710 and $215,840,573, respectively.

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$188,410,915	—	—
Foreign Common Stocks	17,237,743	$7,098,128	—
Temporary Cash Investments	18,469	4,096,626	—
Total Value of Investment Securities	$205,667,127	$11,194,754	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(29,397)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

20

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of October 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$4,458	Unrealized loss on forward foreign currency exchange contracts	$33,855

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$293,119	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	8,800	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,996)
		$301,919		$(1,996)

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	—	$11,506
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$185,717,249
Gross tax appreciation of investments	$35,382,673
Gross tax depreciation of investments	(4,238,041)
Net tax appreciation (depreciation) of investments	$31,144,632
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$5,436
Net tax appreciation (depreciation)	$31,150,068
Undistributed ordinary income	—
Accumulated long-term gains	$3,555,684

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data													Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:				Distributions From:						Total Return(1)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income		Net Realized Gains	Total Distributions		Net Asset Value, End of Period		Operating Expenses(4)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2011	$9.44	(0.03	)(2)	0.62	0.59	—		—	—		$10.03	6.25%	0.80%	(0.27)%	115%	$215,060
2010	$7.50	(0.02	)(2)	1.96	1.94	—	(3)	—	—	(3)	$9.44	26.05%	0.80%	(0.26)%	152%	$161,304
2009	$7.62	(0.02	)(2)	(0.10)	(0.12)	—		—	—		$7.50	(1.71)%	0.80%	(0.35)%	190%	$91,237
2008	$13.42	(0.04	)(2)	(5.73)	(5.77)	—		(0.03)	(0.03)		$7.62	(43.09)%	0.81%	(0.35)%	183%	$40,136
2007	$9.00	(0.04)		4.46	4.42	—		—	—		$13.42	49.11%	0.80%	(0.36)%	147%	$44,652

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Vista Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

28

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

29

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

30

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

31

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73916   1112

    ANNUAL REPORT                    OCTOBER 31, 2011

NT Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities managed positive returns during a volatile 12 months ended October 31, 2011. Action in stocks in some respects mirrored changes in the pace of economic growth—U.S. gross domestic product expanded at a 2.3% annual rate in the fourth quarter of 2010, but dipped to 0.4% and 1.3% in the first and second quarters of 2011, respectively, before returning to 2.0% growth in the third quarter of the year.

Similarly, stocks began the period with gains, buoyed by robust corporate earnings growth; the Federal Reserve’s second round of quantitative easing; and the extension of unemployment benefits and Bush-era tax cuts. But uncertainty generated by a series of events—including political unrest in the Middle East, the tragic earthquake and nuclear disaster in Japan, and concerns around the resolution of European sovereign debt and U.S. budgetary issues—served to compress price/earnings multiples. Equity markets finished the fiscal year with a sharp rebound in October after the economic data turned out to be not as bad as feared.

Growth Outperformed Value

In that environment, growth-oriented shares outperformed value across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was widely dispersed, reflecting the volatile nature of the reporting period. For example, both consumer staples and consumer discretionary stocks were among the best-performing segments within the index. It was a similar story when looking at many economically sensitive sectors—energy was the top performer, while materials and industrials were among the lagging sectors. Financials also underperformed, partly as a result of worry about exposure to Europe and the slowing economy. Information technology stocks fared reasonably well overall, though performance varied widely within the sector.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 year	Since Inception	Inception Date
Institutional Class	ACLTX	8.48%	3.90%	4.61%	5/12/06
Russell 1000 Growth Index	—	9.92%	3.04%	3.41%(1)	—

(1) Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

* From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.79%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

NT Growth gained 8.48% in the 12 months ended October 31, 2011. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 9.92%. The portfolio continued to outperform its benchmark for the period since its May, 2006 inception through October (see the previous page).

In terms of the NT Growth fund’s absolute returns for the fiscal year, information technology shares contributed most to performance. Financials led a handful of sectors that detracted fractionally from absolute results. Relative to the benchmark, stock selection made the consumer discretionary and financials sectors the leading detractors. Stock choices in the industrials and health care sectors contributed most to relative performance.

Leading Detractors

In the consumer discretionary space, positioning in the multiline retail; media; and textiles, apparel, and luxury goods industry segments detracted most. Specialty retailer OfficeMax, auto parts maker Autoliv, and media company Scripps Networks Interactive were among the leading individual detractors. We eliminated our holdings in OfficeMax and Scripps. Autoliv’s stock suffered from uncertainty as a result of an EU investigation relating to price fixing. The nature of the investigation means that the company can say little to investors other than that they will take a charge as a result. We continued to hold the stock because the firm’s active safety business has a positive outlook for the next few years.

Among financial shares, stock selection meant holdings in the insurance industry segment detracted. It also hurt to be underrepresented in shares of real estate investment trusts. In the energy sector, positioning among oil, gas, and consumable fuels companies detracted most, while in the materials segment chemicals firms were responsible for the underperformance. Dutch chemical firm LyondellBasell Industries suffered from weakness in the end-market for its products. Nevertheless, we continue to hold the stock because of its competitive advantage in terms of using onshore natural gas as opposed to oil as an input in its production process.

A number of the leading individual detractors were in the technology sector. It hurt to hold an underweight position in IBM, whose stock benefited from being perceived as somewhat of a “safe-haven” within the technology sector during the market downturn. We believe IBM is trading at an historically high relative valuation given the company’s growth rate and impending slowdown in their mainframe computer business. It also hurt to hold a stake in storage hardware provider Network Appliance, which reported inline results but lowered its forward outlook because of a slowdown in the financial and government sectors. We reduced the position, but still believe Network Appliance will continue to gain market share from competitors Hewlett-Packard, Hitachi, and IBM.

6

Leading Contributors

Looking at positive contributors to relative results, stock selection drove outperformance in the industrials and health care sectors. In the industrial space, the leading contribution to performance came from a stake in aerospace and defense firm Goodrich. The company was acquired during the period by United Technologies at a significant premium. Holdings in the machinery and electrical equipment industries also helped relative performance. In addition, it was beneficial to have no exposure to the poor-performing airlines segment.

Among health care shares, positioning among health care equipment and pharmaceutical stocks helped performance compared with the benchmark. The largest individual contributor was biotechnology firm Alexion Pharmaceutical. The company received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders. Other notable contributors in this space were Covidien, Intuitive Surgical, and Allergan, among others.

In terms of individual contributors, it was beneficial to have no exposure to shares of Hewlett-Packard. The technology giant underperformed as its personal computer business struggled, services costs rose, and margins declined, while management continued to struggle to turn around the company. Another notable contributor was Accenture, which provides technology consulting and services. The company benefited from rising demand for its business consulting services, as customers focused on both cost-cutting and revenue enhancements.

Current Positioning

We believe that NT Growth can play an important role as a large-cap growth portfolio in a larger, diversified investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that the NT Growth portfolio is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2011, the information technology and consumer discretionary sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight position was in industrial shares.

7

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	5.9%
Exxon Mobil Corp.	3.8%
Google, Inc., Class A	2.8%
Coca-Cola Co. (The)	2.6%
Schlumberger Ltd.	2.6%
Oracle Corp.	2.5%
PepsiCo, Inc.	2.1%
United Technologies Corp.	1.7%
McDonald's Corp.	1.7%
Microsoft Corp.	1.7%

Top Five Industries	% of net assets
Software	7.9%
Computers and Peripherals	7.7%
Oil, Gas and Consumable Fuels	7.3%
Beverages	5.1%
Aerospace and Defense	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Exchange-Traded Funds	0.4%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.4)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 - 10/31/11	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$926.20	$3.79	0.78%
Hypothetical
Institutional Class	$1,000	$1,021.27	$3.97	0.78%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

OCTOBER 31, 2011

Shares	Value
Common Stocks — 98.1%
AEROSPACE AND DEFENSE — 4.5%
Hexcel Corp.(1)	57,881	$1,430,240
Honeywell International, Inc.	115,512	6,052,829
Precision Castparts Corp.	24,089	3,930,120
Textron, Inc.	74,289	1,442,692
United Technologies Corp.	101,885	7,944,992
		20,800,873
AIR FREIGHT AND LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	100,788	7,079,349
AUTO COMPONENTS — 1.8%
Autoliv, Inc.	51,567	2,979,026
BorgWarner, Inc.(1)	68,117	5,210,269
		8,189,295
AUTOMOBILES — 0.7%
Harley-Davidson, Inc.	78,536	3,055,050
BEVERAGES — 5.1%
Boston Beer Co., Inc., Class A(1)	6,731	595,559
Coca-Cola Co. (The)	178,317	12,182,617
Hansen Natural Corp.(1)	15,816	1,409,047
PepsiCo, Inc.	150,630	9,482,159
		23,669,382
BIOTECHNOLOGY — 1.6%
Alexion Pharmaceuticals, Inc.(1)	27,849	1,880,086
Amgen, Inc.	38,306	2,193,785
Gilead Sciences, Inc.(1)	82,793	3,449,156
		7,523,027
CAPITAL MARKETS — 0.6%
BlackRock, Inc.	17,145	2,705,310
CHEMICALS — 2.8%
E.I. du Pont de Nemours & Co.	119,989	5,767,871
Monsanto Co.	60,132	4,374,603
Rockwood Holdings, Inc.(1)	64,281	2,959,497
		13,101,971
COMMUNICATIONS EQUIPMENT — 3.3%
Cisco Systems, Inc.	257,702	4,775,218
F5 Networks, Inc.(1)	23,901	2,484,509
Polycom, Inc.(1)	66,030	1,091,476
QUALCOMM, Inc.	130,272	6,722,035
		15,073,238
COMPUTERS AND PERIPHERALS — 7.7%
Apple, Inc.(1)	67,688	$27,398,749
EMC Corp.(1)	244,849	6,001,249
NetApp, Inc.(1)	57,599	2,359,255
		35,759,253
CONSUMER FINANCE — 0.7%
American Express Co.	68,382	3,461,497
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Windstream Corp.	97,298	1,184,117
ELECTRICAL EQUIPMENT — 0.7%
Rockwell Automation, Inc.	45,986	3,110,953
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Jabil Circuit, Inc.	149,162	3,066,771
ENERGY EQUIPMENT AND SERVICES — 3.7%
Core Laboratories NV	19,229	2,081,732
Hornbeck Offshore Services, Inc.(1)	24,082	790,853
Oceaneering International, Inc.	60,791	2,542,887
Schlumberger Ltd.	161,573	11,870,768
		17,286,240
FOOD AND STAPLES RETAILING — 1.5%
Costco Wholesale Corp.	56,137	4,673,405
Whole Foods Market, Inc.	28,746	2,073,162
		6,746,567
FOOD PRODUCTS — 1.9%
Hershey Co. (The)	42,760	2,447,155
Kellogg Co.	87,622	4,749,988
Mead Johnson Nutrition Co.	23,433	1,683,661
		8,880,804
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.6%
Becton, Dickinson and Co.	22,989	1,798,429
Cooper Cos., Inc. (The)	18,207	1,261,745
Covidien plc	86,640	4,075,546
DENTSPLY International, Inc.	48,524	1,793,447
Edwards Lifesciences Corp.(1)	24,636	1,858,047
Hill-Rom Holdings, Inc.	31,286	1,053,400
IDEXX Laboratories, Inc.(1)	16,291	1,172,789
Intuitive Surgical, Inc.(1)	4,865	2,110,729
Zimmer Holdings, Inc.(1)	26,984	1,420,168
		16,544,300
HEALTH CARE PROVIDERS AND SERVICES — 1.5%
Express Scripts, Inc.(1)	122,152	5,586,011
UnitedHealth Group, Inc.	24,076	1,155,407
		6,741,418

11

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 4.3%
Chipotle Mexican Grill, Inc.(1)	6,223	$2,091,675
McDonald’s Corp.	84,819	7,875,444
Starbucks Corp.	132,986	5,630,627
Starwood Hotels & Resorts Worldwide, Inc.	83,570	4,187,693
		19,785,439
HOUSEHOLD DURABLES — 0.6%
Tempur-Pedic International, Inc.(1)	37,654	2,562,731
HOUSEHOLD PRODUCTS — 1.7%
Church & Dwight Co., Inc.	25,800	1,139,844
Colgate-Palmolive Co.	75,363	6,810,554
		7,950,398
INSURANCE — 0.2%
Brown & Brown, Inc.	52,090	1,150,147
INTERNET AND CATALOG RETAIL — 1.6%
Amazon.com, Inc.(1)	34,908	7,453,207
INTERNET SOFTWARE AND SERVICES — 2.8%
Google, Inc., Class A(1)	22,130	13,115,123
IT SERVICES — 3.9%
Accenture plc, Class A	95,807	5,773,330
International Business Machines Corp.	35,466	6,548,088
MasterCard, Inc., Class A	16,860	5,854,466
		18,175,884
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Agilent Technologies, Inc.(1)	58,864	2,182,088
Illumina, Inc.(1)	27,789	850,899
Thermo Fisher Scientific, Inc.(1)	34,058	1,712,096
		4,745,083
MACHINERY — 3.2%
Cummins, Inc.	27,918	2,775,887
Deere & Co.	49,380	3,747,942
Gardner Denver, Inc.	21,644	1,673,731
Illinois Tool Works, Inc.	29,557	1,437,357
Joy Global, Inc.	59,792	5,213,862
		14,848,779
MARINE — 0.3%
Kirby Corp.(1)	21,725	1,336,956
MEDIA — 2.0%
CBS Corp., Class B	75,105	1,938,460
DirecTV, Class A(1)	88,079	4,004,072
Viacom, Inc., Class B	77,599	3,402,716
		9,345,248
METALS AND MINING — 1.6%
Cliffs Natural Resources, Inc.	55,927	$3,815,340
Freeport-McMoRan Copper & Gold, Inc.	86,337	3,475,928
		7,291,268
MULTILINE RETAIL — 1.4%
Dollar General Corp.(1)	64,187	2,545,657
Macy’s, Inc.	130,657	3,988,958
		6,534,615
OIL, GAS AND CONSUMABLE FUELS — 7.3%
Devon Energy Corp.	37,964	2,465,762
EOG Resources, Inc.	31,784	2,842,443
Exxon Mobil Corp.	223,032	17,416,569
Noble Energy, Inc.	39,284	3,509,633
Occidental Petroleum Corp.	59,460	5,526,212
Southwestern Energy Co.(1)	41,477	1,743,693
		33,504,312
PERSONAL PRODUCTS — 0.8%
Estee Lauder Cos., Inc. (The), Class A	36,027	3,546,858
PHARMACEUTICALS — 2.5%
Abbott Laboratories	132,559	7,140,953
Allergan, Inc.	35,988	3,027,311
Perrigo Co.	16,268	1,468,675
		11,636,939
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.0%
AvalonBay Communities, Inc.	18,106	2,420,591
Simon Property Group, Inc.	18,783	2,412,489
		4,833,080
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.5%
CBRE Group, Inc.(1)	127,847	2,273,120
ROAD AND RAIL — 0.9%
Union Pacific Corp.	40,872	4,069,625
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.0%
Avago Technologies Ltd.	66,696	2,252,324
Broadcom Corp., Class A(1)	163,906	5,915,367
Cree, Inc.(1)	41,000	1,092,240
KLA-Tencor Corp.	45,164	2,126,773
Linear Technology Corp.	94,668	3,058,723
Xilinx, Inc.	126,471	4,231,720
		18,677,147

12

Shares	Value
SOFTWARE — 7.9%
Cerner Corp.(1)	25,268	$1,602,749
Check Point Software Technologies Ltd.(1)	55,860	3,219,212
Electronic Arts, Inc.(1)	111,541	2,604,482
Fortinet, Inc.(1)	77,526	1,787,750
Microsoft Corp.	291,140	7,753,058
Oracle Corp.	345,565	11,324,165
QLIK Technologies, Inc.(1)	51,155	1,461,498
Red Hat, Inc.(1)	73,015	3,625,195
Salesforce.com, Inc.(1)	22,165	2,951,713
		36,329,822
SPECIALTY RETAIL — 2.3%
Home Depot, Inc. (The)	109,612	3,924,110
Limited Brands, Inc.	62,838	2,683,811
O’Reilly Automotive, Inc.(1)	36,879	2,804,648
Tractor Supply Co.	18,095	1,283,659
		10,696,228
TEXTILES, APPAREL AND LUXURY GOODS — 1.0%
Coach, Inc.	57,502	3,741,655
Lululemon Athletica, Inc.(1)	12,988	733,562
		4,475,217
WIRELESS TELECOMMUNICATION SERVICES — 1.1%
Crown Castle International Corp.(1)	119,964	4,961,711
TOTAL COMMON STOCKS (Cost $381,228,428)		453,278,352
Exchange-Traded Funds — 0.4%
iShares Russell 1000 Growth Index Fund (Cost $1,673,245)	28,492	1,661,368
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $2,848,973), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $2,788,996)		$2,788,991
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $2,858,259), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $2,788,993)		2,788,991
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $2,842,047), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $2,788,994)		2,788,991
SSgA U.S. Government Money Market Fund	243,639	243,639
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,610,612)		8,610,612
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $391,512,285)		463,550,332
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,705,481)
TOTAL NET ASSETS — 100.0%		$461,844,851

 Notes to Schedule of Investments

(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $391,512,285)	$463,550,332
Foreign currency holdings, at value (cost of $3,655)	3,594
Receivable for investments sold	2,622,815
Receivable for capital shares sold	54,688
Dividends and interest receivable	287,574
466,519,003

Liabilities
Payable for investments purchased	4,384,465
Accrued management fees	289,687
4,674,152

Net Assets	$461,844,851

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	38,747,113

Net Asset Value Per Share	$11.92

Net Assets Consist of:
Capital (par value and paid-in surplus)	$381,287,994
Undistributed net investment income	2,208,459
Undistributed net realized gain	6,309,192
Net unrealized appreciation	72,039,206
$461,844,851

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,107)	$6,454,258
Interest	2,759
6,457,017
Expenses:
Management fees	3,199,150
Directors’ fees and expenses	16,026
3,215,176

Net investment income (loss)	3,241,841

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	18,574,407
Futures contract transactions	191,522
Foreign currency transactions	(46,499)
18,719,430

Change in net unrealized appreciation (depreciation) on:
Investments	6,731,407
Translation of assets and liabilities in foreign currencies	170
6,731,577

Net realized and unrealized gain (loss)	25,451,007

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,692,848

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$3,241,841	$1,690,758
Net realized gain (loss)	18,719,430	11,144,590
Change in net unrealized appreciation (depreciation)	6,731,577	35,098,212
Net increase (decrease) in net assets resulting from operations	28,692,848	47,933,560

Distributions to Shareholders
From net investment income	(2,311,137)	(996,841)

Capital Share Transactions
Proceeds from shares sold	112,894,557	100,015,427
Proceeds from reinvestment of distributions	2,311,137	—
Payments for shares redeemed	(20,159,480)	(14,872,070)
Net increase (decrease) in net assets from capital share transactions	95,046,214	85,143,357

Net increase (decrease) in net assets	121,427,925	132,080,076

Net Assets
Beginning of period	340,416,926	208,336,850
End of period	$461,844,851	$340,416,926

Undistributed net investment income	$2,208,459	$1,402,229

Transactions in Shares of the Fund
Sold	9,513,850	9,964,567
Issued in reinvestment of distributions	196,358	—
Redeemed	(1,751,186)	(1,474,183)
Net increase (decrease) in shares of the fund	7,959,022	8,490,384

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value over time. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.600% to 0.800%. The effective annual management fee for the year ended October 31, 2011 was 0.77%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $479,083,444 and $387,249,304, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$453,278,352	—	—
Exchange-Traded Funds	1,661,368	—	—
Temporary Cash Investments	243,639	$8,366,973	—
Total Value of Investment Securities	$455,183,359	$8,366,973	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund participated in foreign currency risk derivative instruments during the first eight months of the period consistent with its exposure to foreign denominated securities.

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At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$191,522	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(50,065)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$2,877
		$141,457		$2,877

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$2,311,137	$996,841
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$397,133,623
Gross tax appreciation of investments	$72,061,878
Gross tax depreciation of investments	(5,645,169)
Net tax appreciation (depreciation) of investments	$66,416,709
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$1,159
Net tax appreciation (depreciation)	$66,417,868
Undistributed ordinary income	$2,208,459
Accumulated long-term gains	$11,930,530

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:				Total Return(1)	Ratio to Average Net Assets of:		Portfolio Turnover Rate
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)		Net Assets, End of Period (in thousands)
Institutional Class
2011	$11.06	0.09	(2)	0.85	0.94	(0.08)	—	(0.08)	$11.92	8.48%	0.78%	0.78%	95%	$461,845
2010	$9.34	0.06	(2)	1.71	1.77	(0.05)	—	(0.05)	$11.06	18.94%	0.79%	0.63%	95%	$340,417
2009	$8.13	0.06	(2)	1.21	1.27	(0.06)	—	(0.06)	$9.34	15.88%	0.80%	0.67%	132%	$208,337
2008	$12.87	0.04	(2)	(4.19)	(4.15)	(0.03)	(0.56)	(0.59)	$8.13	(33.68)%	0.80%	0.38%	136%	$83,440
2007	$10.57	0.04		2.29	2.33	(0.03)	—	(0.03)	$12.87	22.12%	0.80%	0.35%	140%	$88,446

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks

28

and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

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Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $2,311,137, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73915   1112

    ANNUAL REPORT                        OCTOBER 31, 2011

New Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—
Mid & Small Cap

The U.S. stock market overcame major swings in investor sentiment to post positive results for the 12 months ended October 31, 2011. The reporting period began on a positive note as solid corporate earnings growth and improving economic conditions—fueled by a second round of quantitative easing by the Federal Reserve and an extension of expiring federal tax breaks—sparked a sharp rally in the equity market. Stocks remained on an upward trajectory through the first four months of 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Market sentiment shifted dramatically during the last half of the period as investors reacted to a worsening sovereign debt crisis in Europe, including a bailout package for Portugal, further credit deterioration and a potential debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In addition, the economic outlook grew increasingly uncertain amid evidence of a slowdown in economic activity. The end result was a reversal in the stock market that accelerated between July and September, erasing all of the market’s gains from earlier in the period.

Stocks rebounded in October as better economic data eased recession fears, enabling the market to produce a positive overall return for the 12-month period. Although mid- and small-cap stocks led the market’s advance in the first half of the period, they lagged during the market decline and underperformed large-cap stocks for the full 12-month period (see the table below).

However, growth stocks outperformed value shares throughout the period. Despite the increasingly uncertain economic outlook, we have not seen a broad deterioration in business fundamentals. Many companies continued to report better-than-expected earnings, even during the height of the market volatility in July and August. Companies that benefit from enduring, secular growth trends resulting from new technologies or products can succeed and show improvement under even challenging economic conditions. Furthermore, an economic slowdown often causes changes in consumer behavior that present investment opportunities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWNOX	8.89%	3.01%	4.52%	6.11%	12/26/96
Russell 2500 Growth Index	—	11.91%	3.88%	6.85%	5.87%(1)	—
Institutional Class	TWNIX	9.02%	—	—	13.43%	3/1/10
A Class No sales charge* With sales charge*	TWNAX	8.61% 2.34%	— —	— —	12.97% 9.04%	3/1/10
C Class	TWNCX	7.78%	—	—	12.06%	3/1/10
R Class	TWNRX	8.19%	—	—	12.61%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 12/31/96, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.51%	1.31%	1.76%	2.51%	2.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

New Opportunities returned 8.89%* for the 12 months ended October 31, 2011, lagging the 11.91% return of its benchmark, the Russell 2500 Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and Treasury debt downgrade. Price momentum and acceleration, two factors that the New Opportunities team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, security selection in the information technology sector was the leading source of underperformance relative to the benchmark by far. Holdings in the energy, materials, and consumer staples sectors also hurt relative results. Effective stock choices in the financials and consumer discretionary sectors partially offset those relative losses.

Information Technology Underperformed Benchmark

The information technology sector was New Opportunities’ largest source of underperformance relative to the benchmark. In the software industry group, an overweight stake in Motricity detracted significantly from returns versus the benchmark. The mobile internet service provider faced challenges in its North American carrier business, increased competition internationally, and delays in closing its acquisition of mobile marketing software firm Adenyo.

Energy, Materials Lagged

The energy sector was a source of underperformance relative to the benchmark. In the sector, several overweight positions hurt relative returns amid macroeconomic concerns and a corresponding decline in oil prices from a high above $100 per barrel earlier in the fiscal year.

In the materials sector, an overweight position in petrochemical company TPC Group, which provides products to chemical- and petroleum-based companies, detracted from performance versus the benchmark. We trimmed the position, but not before it detracted from relative results.

Consumer Staples Lagged, but Some Holdings Contributed

In the consumer staples sector, New Opportunities did not hold a position in Green Mountain Coffee Roasters, a decision that hurt relative results. The largest U.S. seller of single-serve brewers experienced robust share price gains as it continued to increase revenues through the success of its Keurig Single-Cup Brewing System.

Elsewhere in the sector, though, the portfolio derived significant gains from an overweight position in PriceSmart, an international membership warehouse retailer. The company, known as the Costco of Latin America, benefited from the trend toward more affordable goods and services, and delivered strong earnings during the year that surpassed analysts’ estimates.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Financials, Consumer Discretionary Contributed

In the financials sector, several overweight stakes in the consumer finance group, as well as positions among real estate investment trusts, contributed to outperformance relative to the benchmark.

The consumer discretionary sector generated significant gains for New Opportunities. In the household durables industry, the portfolio held a substantial position in Tempur-Pedic International. The maker of memory foam mattresses continued to gain market share from traditional mattress companies.

New Opportunities was rewarded for an overweight position in leisure equipment company Polaris Industries. The manufacturer of all-terrain vehicles and snowmobiles experienced gains in revenues and market share during the reporting period.

In the specialty retail industry group, the portfolio held a position in Lithia Motors, which is not a member of the benchmark. The retailer of new and used vehicles benefited from the improvement in auto sales as the economy recovered.

Industrials Delivered Mixed Results

Underlying the industrials sector’s slight contribution to relative outperformance for New Opportunities, a number of key individual contributors and detractors resided within the sector. The portfolio derived substantial relative gains from an overweight position in aerospace manufacturer Ladish, which agreed to be acquired by Allegheny Technologies.

New Opportunities maintained an overweight stake in mobile equipment manufacturer Sauer-Danfoss. The position contributed significantly to relative gains, although results were trimmed as expectations for economic growth weakened.

Not all holdings in the industrials sector helped performance, however. A position in United Continental Holdings represented the largest individual detractor from returns versus the benchmark. The airline suffered a decline due to higher oil prices and concerns about a slow economic environment.

Outlook

Our investment process focuses on small and mid-sized companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2500 Growth Index.

This process has faced unprecedented headwinds in recent reporting periods. Based on historical trends, we believe we will move past this environment of extreme underperformance for stocks exhibiting price momentum and acceleration and into a period where fundamentals, and specifically fundamental improvement, is recognized and rewarded by the market.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Tempur-Pedic International, Inc.	2.5%
Titan International, Inc.	1.5%
Polaris Industries, Inc.	1.4%
Lithia Motors, Inc., Class A	1.3%
Triumph Group, Inc.	1.3%
Iconix Brand Group, Inc.	1.2%
PriceSmart, Inc.	1.1%
Sauer-Danfoss, Inc.	1.0%
Keynote Systems, Inc.	1.0%
Kenexa Corp.	1.0%

Top Five Industries	% of net assets
Machinery	8.0%
Software	7.8%
Internet Software and Services	5.3%
Oil, Gas and Consumable Fuels	5.3%
Specialty Retail	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.2%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 - 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$851.80	$7.00	1.50%
Institutional Class	$1,000	$853.10	$6.07	1.30%
A Class	$1,000	$851.30	$8.17	1.75%
C Class	$1,000	$847.60	$11.64	2.50%
R Class	$1,000	$849.60	$9.32	2.00%
Hypothetical
Investor Class	$1,000	$1,017.64	$7.63	1.50%
Institutional Class	$1,000	$1,018.65	$6.61	1.30%
A Class	$1,000	$1,016.38	$8.89	1.75%
C Class	$1,000	$1,012.60	$12.68	2.50%
R Class	$1,000	$1,015.12	$10.16	2.00%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

Shares	Value
Common Stocks — 99.4%
AEROSPACE AND DEFENSE — 2.2%
BE Aerospace, Inc.(1)	17,244	$650,616
TransDigm Group, Inc.(1)	8,538	801,889
Triumph Group, Inc.	35,878	2,084,512
		3,537,017
AIR FREIGHT AND LOGISTICS — 0.1%
Forward Air Corp.	5,677	185,922
AUTO COMPONENTS — 1.2%
American Axle & Manufacturing Holdings, Inc.(1)	108,561	1,051,956
Goodyear Tire & Rubber Co. (The)(1)	35,268	506,449
Tenneco, Inc.(1)	11,021	360,607
		1,919,012
BEVERAGES — 0.4%
Hansen Natural Corp.(1)	7,086	631,292
BIOTECHNOLOGY — 3.0%
Acorda Therapeutics, Inc.(1)	6,643	145,083
Alkermes plc(1)	14,417	252,153
Amylin Pharmaceuticals, Inc.(1)	19,893	229,167
BioMarin Pharmaceutical, Inc.(1)	14,782	504,214
Cepheid, Inc.(1)	8,517	305,590
Cubist Pharmaceuticals, Inc.(1)	8,629	326,263
Human Genome Sciences, Inc.(1)	25,172	258,265
Incyte Corp. Ltd.(1)	12,986	178,817
Myriad Genetics, Inc.(1)	11,300	240,464
Onyx Pharmaceuticals, Inc.(1)	8,220	336,445
Pharmasset, Inc.(1)	9,960	701,184
Regeneron Pharmaceuticals, Inc.(1)	9,711	537,018
Seattle Genetics, Inc.(1)	13,319	293,018
Theravance, Inc.(1)	8,652	192,334
United Therapeutics Corp.(1)	7,214	315,468
		4,815,483
BUILDING PRODUCTS — 0.1%
Apogee Enterprises, Inc.	15,314	167,229
CAPITAL MARKETS — 1.3%
Eaton Vance Corp.	15,185	399,214
Lazard Ltd. Class A	13,643	373,000
SEI Investments Co.	18,137	293,638
Triangle Capital Corp.	31,271	524,102
WisdomTree Investments, Inc.(1)	53,701	400,609
		1,990,563
CHEMICALS — 2.3%
Airgas, Inc.	11,120	$766,724
Albemarle Corp.	15,138	806,704
Balchem Corp.	5,869	216,390
H.B. Fuller Co.	17,181	369,220
International Flavors & Fragrances, Inc.	10,030	607,417
Intrepid Potash, Inc.(1)	9,271	258,012
NewMarket Corp.	2,571	499,134
TPC Group, Inc.(1)	5,690	113,060
		3,636,661
COMMERCIAL BANKS — 1.4%
Banco Latinoamericano de Comercio Exterior SA E Shares	24,224	393,640
Cardinal Financial Corp.	6,917	74,289
Cathay General Bancorp.	25,363	354,828
Home Bancshares, Inc.	19,663	461,097
Pinnacle Financial Partners, Inc.(1)	8,678	130,257
Signature Bank(1)	8,050	448,787
Texas Capital Bancshares, Inc.(1)	13,634	381,752
West Coast Bancorp.(1)	2	30
		2,244,680
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
Brink’s Co. (The)	11,366	315,861
Deluxe Corp.	21,938	518,175
G&K Services, Inc., Class A	15,000	455,400
Steelcase, Inc., Class A	10,787	79,932
Team, Inc.(1)	11,900	297,619
		1,666,987
COMMUNICATIONS EQUIPMENT — 2.5%
Acme Packet, Inc.(1)	12,419	449,692
Aruba Networks, Inc.(1)	24,370	577,325
InterDigital, Inc.	5,287	229,720
JDS Uniphase Corp.(1)	35,037	420,444
Netgear, Inc.(1)	16,711	592,572
Polycom, Inc.(1)	20,362	336,584
Riverbed Technology, Inc.(1)	19,500	537,810
Sycamore Networks, Inc.	22,156	425,838
Tekelec(1)	31,297	307,337
		3,877,322
CONSTRUCTION AND ENGINEERING — 0.2%
Dycom Industries, Inc.(1)	17,382	337,732
CONSUMER FINANCE — 0.9%
EZCORP, Inc., Class A(1)	21,555	598,798
World Acceptance Corp.(1)	13,196	892,709
		1,491,507

12

Shares	Value
CONTAINERS AND PACKAGING — 1.3%
Ball Corp.	22,073	$763,063
Crown Holdings, Inc.(1)	23,324	788,118
Rock-Tenn Co., Class A	9,004	532,947
		2,084,128
DIVERSIFIED CONSUMER SERVICES — 1.6%
DeVry, Inc.	8,610	324,425
Hillenbrand, Inc.	7,979	168,437
ITT Educational Services, Inc.(1)	4,518	279,935
Sotheby’s	22,629	796,993
Steiner Leisure, Ltd.(1)	15,944	768,182
Strayer Education, Inc.	2,081	177,322
		2,515,294
DIVERSIFIED FINANCIAL SERVICES — 1.0%
MarketAxess Holdings, Inc.	33,810	988,266
MSCI, Inc., Class A(1)	15,609	521,185
		1,509,451
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
Premiere Global Services, Inc.(1)	42,120	381,607
ELECTRICAL EQUIPMENT — 0.7%
AMETEK, Inc.	21,966	868,096
Franklin Electric Co., Inc.	6,517	299,261
		1,167,357
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.6%
Cognex Corp.	36,199	1,226,784
FLIR Systems, Inc.	14,579	383,428
KEMET Corp.(1)	43,321	399,420
Littelfuse, Inc.	13,322	652,245
MTS Systems Corp.	750	27,502
OSI Systems, Inc.(1)	7,238	320,643
Rogers Corp.(1)	8,711	376,054
Trimble Navigation Ltd.(1)	18,493	747,302
		4,133,378
ENERGY EQUIPMENT AND SERVICES — 4.0%
Basic Energy Services, Inc.(1)	50,379	923,951
Complete Production Services, Inc.(1)	16,268	533,590
Core Laboratories NV	6,159	666,773
Dresser-Rand Group, Inc.(1)	11,058	535,207
Helmerich & Payne, Inc.	13,880	738,139
Hornbeck Offshore Services, Inc.(1)	23,602	775,090
Newpark Resources, Inc.(1)	37,868	338,161
Oceaneering International, Inc.	18,229	762,519
Pioneer Drilling Co.(1)	106,504	1,053,325
		6,326,755
FOOD AND STAPLES RETAILING — 2.3%
Andersons, Inc. (The)	26,655	$984,103
Casey’s General Stores, Inc.	3,775	187,051
PriceSmart, Inc.	22,938	1,744,205
Winn-Dixie Stores, Inc.(1)	123,261	781,475
		3,696,834
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.8%
Align Technology, Inc.(1)	9,390	216,252
Gen-Probe, Inc.(1)	6,581	395,518
Haemonetics Corp.(1)	3,858	235,145
Hill-Rom Holdings, Inc.	8,446	284,377
IDEXX Laboratories, Inc.(1)	7,674	552,451
Integra LifeSciences Holdings Corp.(1)	3,105	99,546
Masimo Corp.	8,313	171,913
Mettler-Toledo International, Inc.(1)	4,254	653,415
NuVasive, Inc.(1)	6,443	95,485
ResMed, Inc.(1)	20,016	566,453
Sirona Dental Systems, Inc.(1)	6,998	335,204
STERIS Corp.	8,293	256,917
Thoratec Corp.(1)	8,317	303,654
Volcano Corp.(1)	7,715	192,335
		4,358,665
HEALTH CARE PROVIDERS AND SERVICES — 2.3%
AMERIGROUP Corp.(1)	4,434	246,663
Brookdale Senior Living, Inc.(1)	12,432	206,123
Catalyst Health Solutions, Inc.(1)	5,873	322,839
Chemed Corp.	3,213	190,724
Health Management Associates, Inc., Class A(1)	35,683	312,583
HMS Holdings Corp.(1)	11,018	269,280
Lincare Holdings, Inc.	13,510	318,160
Mednax, Inc.(1)	6,584	433,227
Owens & Minor, Inc.	7,379	220,780
Patterson Cos., Inc.	6,504	204,681
PSS World Medical, Inc.(1)	7,798	173,506
Universal Health Services, Inc., Class B	12,060	482,038
WellCare Health Plans, Inc.(1)	6,247	306,165
		3,686,769
HEALTH CARE TECHNOLOGY — 0.8%
Allscripts Healthcare Solutions, Inc.(1)	21,098	404,027
athenahealth, Inc.(1)	4,790	253,439
Quality Systems, Inc.	5,380	209,336
SXC Health Solutions Corp.(1)	7,891	369,456
		1,236,258

13

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 1.1%
Ameristar Casinos, Inc.	16,501	$305,268
Cedar Fair LP	27,058	541,431
Marcus Corp.	29,111	347,003
Papa John’s International, Inc.(1)	17,542	592,218
		1,785,920
HOUSEHOLD DURABLES — 3.2%
Tempur-Pedic International, Inc.(1)	58,990	4,014,859
Tupperware Brands Corp.	7,542	426,425
Zagg, Inc.(1)	40,224	542,622
		4,983,906
HOUSEHOLD PRODUCTS — 0.2%
Church & Dwight Co., Inc.	8,347	368,770
INDUSTRIAL CONGLOMERATES — 1.1%
Raven Industries, Inc.	24,461	1,467,905
Standex International Corp.	7,309	282,200
		1,750,105
INSURANCE — 1.1%
AMERISAFE, Inc.(1)	21,106	454,834
Amtrust Financial Services, Inc.	34,015	863,301
RLI Corp.	5,704	401,219
		1,719,354
INTERNET AND CATALOG RETAIL — 0.6%
priceline.com, Inc.(1)	1,774	900,695
INTERNET SOFTWARE AND SERVICES — 5.3%
Dice Holdings, Inc.(1)	78,687	801,034
Equinix, Inc.(1)	6,118	587,389
j2 Global Communications, Inc.	26,733	822,842
Keynote Systems, Inc.	67,958	1,622,157
KIT Digital, Inc.(1)	26,883	241,947
Liquidity Services, Inc.(1)	8,565	278,876
Rackspace Hosting, Inc.(1)	11,943	494,321
SciQuest, Inc.(1)	31,214	463,216
Stamps.com, Inc.	32,884	1,070,703
ValueClick, Inc.(1)	70,759	1,245,358
Vocus, Inc.(1)	40,962	834,806
		8,462,649
IT SERVICES — 3.1%
Alliance Data Systems Corp.(1)	9,183	940,707
Broadridge Financial Solutions, Inc.	16,850	374,912
Cardtronics, Inc.(1)	26,753	666,952
ExlService Holdings, Inc.(1)	12,876	335,806
Global Payments, Inc.	10,603	$486,890
Heartland Payment Systems, Inc.	40,595	883,347
MAXIMUS, Inc.	14,917	601,752
VeriFone Systems, Inc.(1)	13,874	585,622
		4,875,988
LEISURE EQUIPMENT AND PRODUCTS — 1.7%
Polaris Industries, Inc.	35,706	2,261,618
Sturm Ruger & Co., Inc.	12,791	387,823
		2,649,441
LIFE SCIENCES TOOLS AND SERVICES — 0.9%
Bruker Corp.(1)	13,022	187,908
Charles River Laboratories International, Inc.(1)	7,719	249,169
Covance, Inc.(1)	8,207	416,341
PAREXEL International Corp.(1)	8,211	180,888
Techne Corp.	5,098	350,743
		1,385,049
MACHINERY — 8.0%
AGCO Corp.(1)	16,539	724,904
Blount International, Inc.(1)	36,780	571,193
CLARCOR, Inc.	23,867	1,157,072
Donaldson Co., Inc.	10,339	662,213
EnPro Industries, Inc.(1)	7,093	244,283
Gardner Denver, Inc.	8,231	636,503
Lindsay Corp.	22,098	1,283,894
Middleby Corp.(1)	6,540	551,191
Pall Corp.	16,428	840,621
Robbins & Myers, Inc.	27,873	1,245,644
Sauer-Danfoss, Inc.(1)	42,165	1,632,629
Titan International, Inc.	104,250	2,345,625
Twin Disc, Inc.	8,275	321,898
WABCO Holdings, Inc.(1)	9,822	493,163
		12,710,833
MEDIA — 0.8%
MDC Partners, Inc., Class A	49,736	837,554
Sinclair Broadcast Group, Inc., Class A	51,015	488,724
		1,326,278
METALS AND MINING — 1.7%
Allied Nevada Gold Corp.(1)	13,434	510,223
Compass Minerals International, Inc.	5,145	391,380
Globe Specialty Metals, Inc.	30,132	502,301
Haynes International, Inc.	18,902	1,105,578
Materion Corp.(1)	3,669	97,008
		2,606,490

14

Shares	Value
OIL, GAS AND CONSUMABLE FUELS — 5.3%
Berry Petroleum Co., Class A	10,670	$368,648
Cabot Oil & Gas Corp.	16,914	1,314,556
Crosstex Energy LP	35,922	574,034
CVR Energy, Inc.(1)	35,084	868,680
Goodrich Petroleum Corp.(1)	23,554	373,331
Gulfport Energy Corp.(1)	31,893	993,148
Rosetta Resources, Inc.(1)	24,355	1,079,901
SandRidge Energy, Inc.(1)	57,114	437,493
Stone Energy Corp.(1)	28,252	686,241
Tesoro Logistics LP	5,700	152,760
W&T Offshore, Inc.	19,761	389,094
Western Refining, Inc.(1)	74,717	1,193,978
		8,431,864
PAPER AND FOREST PRODUCTS — 0.4%
Buckeye Technologies, Inc.	21,843	660,532
PERSONAL PRODUCTS — 0.9%
Herbalife Ltd.	15,149	944,692
Nu Skin Enterprises, Inc., Class A	4,609	232,893
Prestige Brands Holdings, Inc.(1)	19,045	201,496
		1,379,081
PHARMACEUTICALS — 0.8%
Endo Pharmaceuticals Holdings, Inc.(1)	15,770	509,529
Impax Laboratories, Inc.(1)	9,472	179,115
Medicis Pharmaceutical Corp., Class A	7,317	280,168
Salix Pharmaceuticals Ltd.(1)	8,675	297,162
		1,265,974
PROFESSIONAL SERVICES — 0.8%
Acacia Research - Acacia Technologies(1)	10,455	416,527
Mistras Group, Inc.(1)	12,871	280,588
Robert Half International, Inc.	22,465	593,750
		1,290,865
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.3%
Ashford Hospitality Trust, Inc.	8,933	79,504
Associated Estates Realty Corp.	10,703	181,737
Digital Realty Trust, Inc.	12,615	786,293
EastGroup Properties, Inc.	3,365	146,748
Education Realty Trust, Inc.	8,940	82,695
Federal Realty Investment Trust	6,078	539,483
Home Properties, Inc.	2,789	164,272
Medical Properties Trust, Inc.	4,736	47,834
Post Properties, Inc.	13,404	550,636
Rayonier, Inc.	15,439	$644,269
Sovran Self Storage, Inc.	10,424	460,741
		3,684,212
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.2%
Jones Lang LaSalle, Inc.	4,400	284,328
ROAD AND RAIL — 1.2%
Hertz Global Holdings, Inc.(1)	39,840	462,144
J.B. Hunt Transport Services, Inc.	11,972	506,535
Kansas City Southern(1)	14,111	891,392
		1,860,071
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.3%
Atmel Corp.(1)	59,485	628,162
CEVA, Inc.(1)	32,870	1,021,271
Cirrus Logic, Inc.(1)	14,359	238,934
Cypress Semiconductor Corp.(1)	23,173	442,836
Entegris, Inc.(1)	42,980	385,101
GT Advanced Technologies, Inc.(1)	80,645	661,289
ON Semiconductor Corp.(1)	59,192	448,083
Photronics, Inc.(1)	87,908	551,183
Semtech Corp.(1)	22,531	550,207
Silicon Motion Technology Corp. ADR(1)	21,940	368,373
Skyworks Solutions, Inc.(1)	38,948	771,560
Ultratech, Inc.(1)	33,332	726,637
		6,793,636
SOFTWARE — 7.8%
ACI Worldwide, Inc.(1)	21,306	653,455
Allot Communications Ltd.(1)	29,531	394,829
ANSYS, Inc.(1)	12,972	705,158
Ariba, Inc.(1)	6,603	209,183
Bottomline Technologies, Inc.(1)	13,625	330,951
BroadSoft, Inc.(1)	9,519	342,684
Clicksoftware Technologies Ltd.	29,526	292,307
FactSet Research Systems, Inc.	5,336	530,505
Fortinet, Inc.(1)	17,989	414,826
Informatica Corp.(1)	14,621	665,256
Interactive Intelligence, Inc.(1)	7,073	196,276
Kenexa Corp.(1)	70,788	1,618,922
MICROS Systems, Inc.(1)	10,682	525,768
NetScout Systems, Inc.(1)	18,175	297,888

15

Shares	Value
Nuance Communications, Inc.(1)	41,660	$1,103,157
Opnet Technologies, Inc.	19,783	865,308
Perfect World Co., Ltd. ADR(1)	18,412	239,540
PROS Holdings, Inc.(1)	36,206	574,227
Rovi Corp.(1)	12,509	619,696
Solera Holdings, Inc.	9,000	491,670
Taleo Corp., Class A(1)	5,654	183,190
TIBCO Software, Inc.(1)	20,974	605,939
Ultimate Software Group, Inc.(1)	6,854	412,474
Websense, Inc.(1)	2,715	48,436
		12,321,645
SPECIALTY RETAIL — 4.7%
Abercrombie & Fitch Co., Class A	10,142	754,565
Buckle, Inc. (The)	6,233	277,742
CarMax, Inc.(1)	21,178	636,611
Cato Corp. (The), Class A	6,258	160,392
DSW, Inc., Class A	7,740	405,112
Genesco, Inc.(1)	13,848	816,201
Lithia Motors, Inc., Class A	101,566	2,089,213
PetSmart, Inc.	16,258	763,313
Tractor Supply Co.	18,865	1,338,283
Vitamin Shoppe, Inc.(1)	6,885	259,633
		7,501,065
TEXTILES, APPAREL AND LUXURY GOODS — 3.1%
Crocs, Inc.(1)	14,559	257,258
Deckers Outdoor Corp.(1)	5,252	605,240
Fossil, Inc.(1)	7,251	751,639
G-III Apparel Group Ltd.(1)	17,959	506,264
Iconix Brand Group, Inc.(1)	103,155	1,851,632
Oxford Industries, Inc.	14,448	570,696
True Religion Apparel, Inc.(1)	9,066	307,519
		4,850,248
TRADING COMPANIES AND DISTRIBUTORS — 2.0%
Applied Industrial Technologies, Inc.	13,295	446,978
DXP Enterprises, Inc.(1)	8,444	210,931
Rush Enterprises, Inc., Class A(1)	12,424	239,783
Titan Machinery, Inc.(1)	56,884	1,327,104
United Rentals, Inc.(1)	40,639	951,359
		3,176,155
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
MetroPCS Communications, Inc.(1)	33,037	$280,815
SBA Communications Corp., Class A(1)	14,922	568,379
		849,194
TOTAL COMMON STOCKS (Cost $144,843,632)		157,472,251
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $221,880), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $217,208)		217,208
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $222,603), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $217,208)		217,208
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $221,340), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $217,208)		217,208
SSgA U.S. Government Money Market Fund	18,975	18,975
TOTAL TEMPORARY CASH INVESTMENTS (Cost $670,599)		670,599
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $145,514,231)		158,142,850
OTHER ASSETS AND LIABILITIES — 0.2%		392,168
TOTAL NET ASSETS — 100.0%		$158,535,018

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $145,514,231)	$158,142,850
Receivable for investments sold	1,917,564
Receivable for capital shares sold	10,773
Dividends and interest receivable	50,973
160,122,160

Liabilities
Payable for investments purchased	1,235,025
Payable for capital shares redeemed	163,249
Accrued management fees	188,757
Distribution and service fees payable	111
1,587,142

Net Assets	$158,535,018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$187,808,772
Accumulated net investment loss	(220,383)
Accumulated net realized loss	(41,681,990)
Net unrealized appreciation	12,628,619
$158,535,018

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$158,117,294	21,167,297	$7.47
Institutional Class, $0.01 Par Value	$30,862	4,119	$7.49
A Class, $0.01 Par Value	$282,091	37,919	$7.44	*
C Class, $0.01 Par Value	$56,803	7,734	$7.34
R Class, $0.01 Par Value	$47,968	6,478	$7.40

*Maximum offering price $7.89 (net asset value divided by 0.9425)

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,855)	$910,752
Interest	1,419
912,171

Expenses:
Management fees	2,493,989
Distribution and service fees:
A Class	531
C Class	518
R Class	171
Directors’ fees and expenses	6,641
2,501,850

Net investment income (loss)	(1,589,679)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	24,987,553
Change in net unrealized appreciation (depreciation) on investments	(10,838,613)

Net realized and unrealized gain (loss)	14,148,940

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,559,261

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(1,589,679)	$(794,456)
Net realized gain (loss)	24,987,553	28,645,395
Change in net unrealized appreciation (depreciation)	(10,838,613)	12,832,897
Net increase (decrease) in net assets resulting from operations	12,559,261	40,683,836

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(1,032,579)	(13,020,566)

Redemption Fees
Increase in net assets from redemption fees	42,568	15,637

Net increase (decrease) in net assets	11,569,250	27,678,907

Net Assets
Beginning of period	146,965,768	119,286,861
End of period	$158,535,018	$146,965,768

Accumulated net investment loss	$(220,383)	—

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of small- and mid-sized companies that management believes will increase in value.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the Institutional Class, A Class, C Class and R Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to:
a security has been declared in default; trading in a security has been halted during

20

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Effective November 14, 2011, the redemption fee applies only to shares held less than 60 days.

21

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $177,641,729 and $176,012,494, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,261,585	$17,909,206	1,028,023	$6,286,589
Redeemed	(2,482,613)	(19,139,301)	(3,220,394)	(19,503,133)
	(221,028)	(1,230,095)	(2,192,371)	(13,216,544)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	—	—	4,119	25,000
A Class/Shares Authorized	25,000,000		25,000,000
Sold	27,185	214,828	19,550	120,712
Redeemed	(6,990)	(48,162)	(1,826)	(11,798)
	20,195	166,666	17,724	108,914
C Class/Shares Authorized	25,000,000		25,000,000
Sold	2,299	18,257	5,845	36,000
Redeemed	(410)	(3,383)	—	—
	1,889	14,874	5,845	36,000
R Class/Shares Authorized	25,000,000		25,000,000
Sold	2,191	15,976	4,287	26,064
Net increase (decrease)	(196,753)	$(1,032,579)	(2,160,396)	$(13,020,566)

(1) March 1, 2010 (commencement of sale) through October 31, 2010 for the Institutional Class, A Class, C Class and R Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$157,472,251	—	—
Temporary Cash Investments	18,975	$651,624	—
Total Value of Investment Securities	$157,491,226	$651,624	—

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7. Risk Factors

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2011 and October 31, 2010.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$145,957,406
Gross tax appreciation of investments	$21,022,591
Gross tax depreciation of investments	(8,837,147)
Net tax appreciation (depreciation) of investments	$12,185,444
Undistributed ordinary income	—
Accumulated capital losses	$(41,459,198)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(8,031,232) and $(33,427,966) expire in 2016 and 2017, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:				Net Asset Value, End of Period		Ratio to Average Net Assets of:				Portfolio Turnover Rate
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Total Return(1)	Operating Expenses(6)		Net Investment Income (Loss)				Net Assets, End of Period (in thousands)
Investor Class
2011	$6.86	(0.07	)(2)	0.68	0.61	$7.47	8.89%	1.50%		(0.95)%		107%		$158,117
2010	$5.06	(0.04	)(2)	1.84	1.80	$6.86	33.57%	1.51%		(0.59)%		181%		$146,747
2009	$5.12	(0.02	)(2)	(0.04)	(0.06)	$5.06	(1.17)%	1.50%		(0.51)%		206%		$119,287
2008	$8.58	(0.05	)(2)	(3.41)	(3.46)	$5.12	(40.33)%	1.50%		(0.66)%		159%		$146,932
2007	$6.44	(0.07)		2.21	2.14	$8.58	33.23%	1.50%		(0.83)%		201%		$270,428
Institutional Class
2011	$6.87	(0.06	)(2)	0.68	0.62	$7.49	9.02%	1.30%		(0.75)%		107%		$31
2010(3)	$6.07	(0.01	)(2)	0.81	0.80	$6.87	13.18%	1.31	%(4)	(0.29	)%(4)	181	%(5)	$28
A Class
2011	$6.85	(0.09	)(2)	0.68	0.59	$7.44	8.61%	1.75%		(1.20)%		107%		$282
2010(3)	$6.07	(0.03	)(2)	0.81	0.78	$6.85	12.85%	1.76	%(4)	(0.67	)%(4)	181	%(5)	$121
C Class
2011	$6.81	(0.15	)(2)	0.68	0.53	$7.34	7.78%	2.50%		(1.95)%		107%		$57
2010(3)	$6.07	(0.06	)(2)	0.80	0.74	$6.81	12.19%	2.51	%(4)	(1.46	)%(4)	181	%(5)	$40
R Class
2011	$6.84	(0.11	)(2)	0.67	0.56	$7.40	8.19%	2.00%		(1.45)%		107%		$48
2010(3)	$6.07	(0.04	)(2)	0.81	0.77	$6.84	12.69%	2.01	%(4)	(0.99	)%(4)	181	%(5)	$29

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Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	March 1, 2010 (commencement of sale) through October 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks

32

and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

33

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

34

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73909   1112

    ANNUAL REPORT                      OCTOBER 31, 2011

Heritage Fund

Additional Information

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—
Mid & Small Cap

The U.S. stock market overcame major swings in investor sentiment to post positive results for the 12 months ended October 31, 2011. The reporting period began on a positive note as solid corporate earnings growth and improving economic conditions—fueled by a second round of quantitative easing by the Federal Reserve and an extension of expiring federal tax breaks—sparked a sharp rally in the equity market. Stocks remained on an upward trajectory through the first four months of 2011 despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Market sentiment shifted dramatically during the last half of the period as investors reacted to a worsening sovereign debt crisis in Europe, including a bailout package for Portugal, further credit deterioration and a potential debt restructuring in Greece, and concerns about the negative impact of the crisis on the European banking system. In addition, the economic outlook grew increasingly uncertain amid evidence of a slowdown in economic activity. The end result was a reversal in the stock market that accelerated between July and September, erasing all of the market’s gains from earlier in the period.

Stocks rebounded in October as better economic data eased recession fears, enabling the market to produce a positive overall return for the 12-month period. Although mid- and small-cap stocks led the market’s advance in the first half of the period, they lagged during the market decline and underperformed large-cap stocks for the full 12-month period (see the table below).

However, growth stocks outperformed value shares throughout the period. Despite the increasingly uncertain economic outlook, we have not seen a broad deterioration in business fundamentals. Many companies continued to report better-than-expected earnings, even during the height of the market volatility in July and August. Companies that benefit from enduring, secular growth trends resulting from new technologies or products can succeed and show improvement under even challenging economic conditions. Furthermore, an economic slowdown often causes changes in consumer behavior that present investment opportunities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	6.77%	8.33%	8.72%	11.32%	11/10/87
Russell Midcap Growth Index	—	10.08%	3.46%	6.98%	10.36%(1)	—
Russell Midcap Index	—	7.85%	2.26%	8.35%	11.54%(1)	—
Institutional Class	ATHIX	6.98%	8.53%	8.93%	8.21%	6/16/97
A Class(2) No sales charge* With sales charge*	ATHAX	6.58% 0.45%	8.07% 6.80%	8.45% 7.81%	7.41% 6.97%	7/11/97
B Class No sales charge* With sales charge*	ATHBX	5.74% 1.74%	— —	— —	-0.70% -1.21%	9/28/07
C Class	AHGCX	5.75%	7.27%	7.64%	5.25%	6/26/01
R Class	ATHWX	6.26%	—	—	-0.20%	9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/87, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

Heritage returned 6.77%* for the 12 months ended October 31, 2011, lagging the 10.08% return of the portfolio’s benchmark, the Russell Midcap Growth Index. Despite underperforming for the fiscal year, the portfolio’s longer-term returns continue to exceed those of the benchmark (see page 5).

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and Treasury debt downgrade. Price momentum and acceleration, two factors that the Heritage team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, stock decisions in the consumer discretionary and information technology sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the consumer staples and health care sectors partially offset those relative losses.

Consumer Discretionary Lagged, but Some Holdings Contributed

The consumer discretionary sector represented the largest source of underperformance, and was home to two positions that detracted significantly from relative returns. Netflix stumbled when it raised prices 60% for its mail-order DVD rental service, and then announced that it would separate its video-streaming business from its DVD offering. Both moves alienated customers, and, although the company lowered guidance for its subscriber base, subscription levels fell below that revised level.

Also within the consumer discretionary sector, Heritage maintained an overweight stake in cruise line Royal Caribbean, which was a key detractor from relative performance. The company, which has exposure to Europe, experienced sluggish European demand for its Mediterranean cruises in part due to concerns about unrest in the Middle East.

An overweight position in Lululemon Athletica, though, was the largest individual contributor to relative performance as the maker of yoga and athletic wear executed well, demonstrating strong same-store sales.

Information Technology Underperformed Benchmark, but Some Holdings Helped

The information technology sector was a key source of underperformance relative to the benchmark. In the communications equipment industry, two overweight positions significantly trimmed relative results. A stake in F5 Networks, whose products help optimize the performance of applications over IT networks, represented the largest individual detractor versus the benchmark. Video and teleconferencing equipment maker Polycom experienced a sell-off in its shares as investors feared that competition and cuts in corporate spending would hurt revenues.

7

Elsewhere in the information technology sector, overweight positions in the internet software and services industry group also trimmed relative results.

A stake in Chinese online search engine Baidu, though, helped relative performance. The company continued to benefit from a continuing secular shift to online advertising.

Consumer Staples Gained, but Some Holdings Lagged

Heritage benefited from ownership of two key holdings in the consumer staples sector: specialty grocery chain Whole Foods Market and membership discount retailer Costco Wholesale. Whole Foods, which represented the largest individual contributor to relative returns by far, continued to perform well amid a trend towards natural and organic foods. The company’s strong execution resulted in continued growth in sales and margin improvement. Costco benefited from consumers’ desire to stretch their dollars in the weak environment. By offering a compelling assortment of products at attractive prices, Costco improved its sales growth rate.

Elsewhere in the sector, though, an underweight position in Green Mountain Coffee Roasters detracted from relative results. The largest U.S. seller of single-serve brewers experienced robust share price gains as it continued to increase revenues through the success of its Keurig Single-Cup Brewing System. The portfolio had some exposure to Green Mountain, but less than the benchmark.

Health Care Helped

An overweight position in Alexion Pharmaceuticals accounted for the bulk of Heritage’s relative outperformance in the health care sector. The biotechnology company received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders. Effective stock selection in the pharmaceuticals industry group also benefited relative returns. In the industry, Heritage held one outperforming position that was not represented in the benchmark, while successfully sidestepping some benchmark laggards.

Outlook

Heritage’s investment process focuses on mid-capitalization and smaller companies with improving business fundamentals as evidenced by accelerating rates of growth and positive relative strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time. This process, which has historically added value, has faced unprecedented headwinds in recent reporting periods. Despite this challenge, Heritage provided positive absolute returns during the reporting period as growth stocks were rewarded by the market in a challenging macroeconomic environment.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
National Oilwell Varco, Inc.	3.0%
O’Reilly Automotive, Inc.	2.5%
Teradata Corp.	2.4%
Apple, Inc.	2.3%
Whole Foods Market, Inc.	2.1%
Alliance Data Systems Corp.	2.0%
Joy Global, Inc.	1.9%
SXC Health Solutions Corp.	1.8%
Fastenal Co.	1.7%
BE Aerospace, Inc.	1.7%

Top Five Industries	% of net assets
Specialty Retail	8.3%
Software	6.9%
Oil, Gas and Consumable Fuels	5.1%
IT Services	5.1%
Energy Equipment and Services	4.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.2%
Foreign Common Stocks*	12.1%
Total Common Stocks	98.3%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	(0.7)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 - 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$886.30	$4.80	1.01%
Institutional Class	$1,000	$887.20	$3.85	0.81%
A Class	$1,000	$885.40	$5.99	1.26%
B Class	$1,000	$882.00	$9.53	2.01%
C Class	$1,000	$882.10	$9.54	2.01%
R Class	$1,000	$884.00	$7.17	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
B Class	$1,000	$1,015.07	$10.21	2.01%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

Shares	Value
Common Stocks — 98.3%
AEROSPACE AND DEFENSE — 3.6%
BE Aerospace, Inc.(1)	1,612,084	$60,823,929
Precision Castparts Corp.	116,900	19,072,235
TransDigm Group, Inc.(1)	575,400	54,041,568
		133,937,732
AUTO COMPONENTS — 1.4%
BorgWarner, Inc.(1)	695,537	53,201,625
AUTOMOBILES — 0.4%
Harley-Davidson, Inc.	414,800	16,135,720
BEVERAGES — 0.5%
Hansen Natural Corp.(1)	210,800	18,780,172
BIOTECHNOLOGY — 3.1%
Alexion Pharmaceuticals, Inc.(1)	877,000	59,206,270
Cepheid, Inc.(1)	205,700	7,380,516
Grifols SA(1)	1,648,400	30,650,439
Vertex Pharmaceuticals, Inc.(1)	386,600	15,305,494
		112,542,719
CAPITAL MARKETS — 2.1%
KKR & Co. LP	1,580,900	21,310,532
Lazard Ltd. Class A	1,175,061	32,126,168
Raymond James Financial, Inc.	753,300	22,877,721
		76,314,421
CHEMICALS — 2.6%
Airgas, Inc.	489,200	33,730,340
Albemarle Corp.	712,800	37,985,112
Rockwood Holdings, Inc.(1)	533,700	24,571,548
		96,287,000
COMMERCIAL BANKS — 1.1%
East West Bancorp., Inc.	939,102	18,284,316
SVB Financial Group(1)	482,000	22,143,080
		40,427,396
COMMERCIAL SERVICES AND SUPPLIES — 1.6%
Clean Harbors, Inc.(1)	334,100	19,468,007
Stericycle, Inc.(1)	453,200	37,878,456
		57,346,463
COMMUNICATIONS EQUIPMENT — 0.7%
Aruba Networks, Inc.(1)	748,100	17,722,489
Polycom, Inc.(1)	384,000	6,347,520
		24,070,009
COMPUTERS AND PERIPHERALS — 2.3%
Apple, Inc.(1)	206,127	$83,436,087
CONSTRUCTION AND ENGINEERING — 1.0%
Chicago Bridge & Iron Co. NV New York Shares	757,500	27,709,350
KBR, Inc.	274,200	7,652,922
		35,362,272
CONSUMER FINANCE — 1.0%
Discover Financial Services	1,483,604	34,953,710
CONTAINERS AND PACKAGING — 1.7%
Crown Holdings, Inc.(1)	1,068,800	36,114,752
Rock-Tenn Co., Class A	465,800	27,570,702
		63,685,454
DIVERSIFIED CONSUMER SERVICES — 1.1%
Weight Watchers International, Inc.	551,266	41,135,469
ELECTRICAL EQUIPMENT — 1.5%
Polypore International, Inc.(1)	712,359	37,363,230
Sensata Technologies Holding NV(1)	629,500	18,847,230
		56,210,460
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.1%
IPG Photonics Corp.(1)	337,200	17,824,392
Jabil Circuit, Inc.	2,804,300	57,656,408
		75,480,800
ENERGY EQUIPMENT AND SERVICES — 4.7%
Atwood Oceanics, Inc.(1)	490,200	20,951,148
National Oilwell Varco, Inc.	1,562,500	111,453,125
Oil States International, Inc.(1)	596,700	41,536,287
		173,940,560
FOOD AND STAPLES RETAILING — 3.7%
Costco Wholesale Corp.	462,800	38,528,100
Fresh Market, Inc. (The)(1)	451,100	18,044,000
Whole Foods Market, Inc.	1,084,500	78,214,140
		134,786,240
FOOD PRODUCTS — 2.7%
Green Mountain Coffee Roasters, Inc.(1)	335,300	21,801,206
J.M. Smucker Co. (The)	363,600	28,004,472
Mead Johnson Nutrition Co.	673,700	48,405,345
		98,211,023
GAS UTILITIES — 0.9%
National Fuel Gas Co.	559,000	34,261,110

12

Shares	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.2%
Cooper Cos., Inc. (The)	583,200	$40,415,760
Intuitive Surgical, Inc.(1)	59,600	25,858,056
MAKO Surgical Corp.(1)	752,600	28,937,470
Sirona Dental Systems, Inc.(1)	507,100	24,290,090
		119,501,376
HEALTH CARE PROVIDERS AND SERVICES — 0.9%
Catalyst Health Solutions, Inc.(1)	631,100	34,691,567
HEALTH CARE TECHNOLOGY — 2.5%
Allscripts Healthcare Solutions, Inc.(1)	1,229,400	23,543,010
SXC Health Solutions Corp.(1)	1,425,877	66,759,561
		90,302,571
HOTELS, RESTAURANTS AND LEISURE — 3.2%
Arcos Dorados Holdings, Inc., Class A	1,350,234	31,595,475
Chipotle Mexican Grill, Inc.(1)	176,700	59,392,404
Panera Bread Co., Class A(1)	186,372	24,916,073
		115,903,952
HOUSEHOLD PRODUCTS — 0.9%
Church & Dwight Co., Inc.	740,300	32,706,454
INTERNET AND CATALOG RETAIL — 1.4%
priceline.com, Inc.(1)	102,511	52,046,885
INTERNET SOFTWARE AND SERVICES — 2.0%
Baidu, Inc. ADR(1)	390,800	54,782,344
LinkedIn Corp. Class A(1)	216,629	19,474,947
		74,257,291
IT SERVICES — 5.1%
Alliance Data Systems Corp.(1)	725,600	74,330,464
Cognizant Technology Solutions Corp., Class A(1)	376,300	27,375,825
Teradata Corp.(1)	1,456,900	86,918,654
		188,624,943
MACHINERY — 3.8%
Chart Industries, Inc.(1)	538,000	30,402,380
Cummins, Inc.	183,500	18,245,405
Joy Global, Inc.	784,600	68,417,120
Titan International, Inc.	1,010,200	22,729,500
		139,794,405
MEDIA — 1.5%
CBS Corp., Class B	902,600	23,296,106
Focus Media Holding Ltd. ADR(1)	1,205,300	32,760,054
		56,056,160
METALS AND MINING — 1.1%
Cliffs Natural Resources, Inc.	577,900	39,424,338
OIL, GAS AND CONSUMABLE FUELS — 5.1%
Cabot Oil & Gas Corp.	527,700	$41,012,844
Concho Resources, Inc.(1)	626,500	59,342,080
Linn Energy LLC	994,900	38,522,528
SandRidge Energy, Inc.(1)	5,322,430	40,769,814
SM Energy Co.	114,800	9,518,068
		189,165,334
PHARMACEUTICALS — 2.6%
Elan Corp. plc ADR(1)	1,679,000	20,131,210
Questcor Pharmaceuticals, Inc.(1)	1,097,900	44,585,719
Shire plc ADR	318,300	30,015,690
		94,732,619
ROAD AND RAIL — 1.3%
Kansas City Southern(1)	754,900	47,687,033
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
ARM Holdings plc	2,530,900	23,708,401
Avago Technologies Ltd.	908,000	30,663,160
Cypress Semiconductor Corp.(1)	1,218,726	23,289,854
Xilinx, Inc.	931,400	31,164,644
		108,826,059
SOFTWARE — 6.9%
Cerner Corp.(1)	542,000	34,379,060
Check Point Software Technologies Ltd.(1)	1,009,200	58,160,196
CommVault Systems, Inc.(1)	610,100	25,978,058
Informatica Corp.(1)	644,800	29,338,400
NetSuite, Inc.(1)	1,042,619	39,661,227
Salesforce.com, Inc.(1)	278,100	37,034,577
Solera Holdings, Inc.	533,310	29,134,725
		253,686,243
SPECIALTY RETAIL — 8.3%
Abercrombie & Fitch Co., Class A	476,600	35,459,040
O’Reilly Automotive, Inc.(1)	1,229,000	93,465,450
PetSmart, Inc.	1,109,900	52,109,805
Tiffany & Co.	250,300	19,956,419
Tractor Supply Co.	394,700	28,000,018
Ulta Salon Cosmetics & Fragrance, Inc.(1)	850,200	57,209,958
Williams-Sonoma, Inc.	547,900	20,568,166
		306,768,856
TEXTILES, APPAREL AND LUXURY GOODS — 2.8%
Deckers Outdoor Corp.(1)	226,200	26,067,288
Fossil, Inc.(1)	387,400	40,157,884
Lululemon Athletica, Inc.(1)	663,900	37,497,072
		103,722,244

13

Shares	Value
TRADING COMPANIES AND DISTRIBUTORS — 1.7%
Fastenal Co.	1,626,300	$61,945,767
WIRELESS TELECOMMUNICATION SERVICES — 1.2%
SBA Communications Corp., Class A(1)	795,432	30,298,005
Tim Participacoes SA ADR	593,500	15,454,740
		45,752,745
TOTAL COMMON STOCKS (Cost $2,918,836,539)		3,616,103,284
Temporary Cash Investments — 2.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury Obligations, 0.50%, 10/15/14, valued at $29,222,288), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery Value $28,607,092)		28,607,044
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury Obligations, 4.50%, 5/15/38, valued at $29,317,533), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery Value $28,607,068)		28,607,044
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury Obligations, 3.875%, 8/15/40, valued at $29,151,244), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery Value $28,607,075)		$28,607,043
SSgA U.S. Government Money Market Fund	2,498,318	2,498,318
TOTAL TEMPORARY CASH INVESTMENTS (Cost $88,319,449)		88,319,449
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $3,007,155,988)		3,704,422,733
OTHER ASSETS AND LIABILITIES — (0.7)%		(27,571,050)
TOTAL NET ASSETS — 100.0%		$3,676,851,683

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
16,591,146	EUR for USD	UBS AG	11/30/11	$22,950,665	$101,239
11,512,432	GBP for USD	Credit Suisse AG	11/30/11	18,505,687	(150,259)
				$41,456,352	$(49,020)

(Value on Settlement Date $41,407,332)

Geographic Diversification
(as a % of net assets)
United States	86.2%
People’s Republic of China	2.4%
Israel	1.6%
Ireland	1.4%
Netherlands	1.3%
Canada	1.0%
Bermuda	0.9%
Argentina	0.9%
Spain	0.8%
Singapore	0.8%
United Kingdom	0.6%
Brazil	0.4%
Cash and Equivalents*	1.7%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $3,007,155,988)	$3,704,422,733
Receivable for investments sold	50,342,033
Receivable for capital shares sold	3,903,431
Unrealized gain on forward foreign currency exchange contracts	101,239
Dividends and interest receivable	494,107
3,759,263,543

Liabilities
Payable for investments purchased	72,501,459
Payable for capital shares redeemed	6,508,845
Unrealized loss on forward foreign currency exchange contracts	150,259
Accrued management fees	2,946,114
Distribution and service fees payable	305,183
82,411,860

Net Assets	$3,676,851,683

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,014,941,704
Undistributed net investment income	49,020
Accumulated net realized loss	(35,356,707)
Net unrealized appreciation	697,217,666
$3,676,851,683

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,395,881,352	116,799,405	$20.51
Institutional Class, $0.01 Par Value	$156,680,758	7,463,555	$20.99
A Class, $0.01 Par Value	$973,051,284	48,836,167	$19.92	*
B Class, $0.01 Par Value	$3,573,586	179,653	$19.89
C Class, $0.01 Par Value	$115,641,350	6,232,513	$18.55
R Class, $0.01 Par Value	$32,023,353	1,585,423	$20.20

*Maximum offering price $21.14 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,487)	$24,268,772
Interest	23,181
24,291,953

Expenses:
Management fees	36,523,882
Distribution and service fees:
A Class	2,465,362
B Class	41,261
C Class	1,113,864
R Class	140,615
Directors’ fees and expenses	193,228
Other expenses	150
40,478,362

Net investment income (loss)	(16,186,409)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	237,541,446
Foreign currency transactions	163,713
237,705,159

Change in net unrealized appreciation (depreciation) on:
Investments	(78,189,863)
Translation of assets and liabilities in foreign currencies	251,141
(77,938,722)

Net realized and unrealized gain (loss)	159,766,437

Net Increase (Decrease) in Net Assets Resulting from Operations	$143,580,028

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$(16,186,409)	$(13,068,160)
Net realized gain (loss)	237,705,159	209,252,754
Change in net unrealized appreciation (depreciation)	(77,938,722)	502,214,585
Net increase (decrease) in net assets resulting from operations	143,580,028	698,399,179

Distributions to Shareholders
From net investment income:
Institutional Class	—	(45,786)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	620,667,351	200,776,280

Net increase (decrease) in net assets	764,247,379	899,129,673

Net Assets
Beginning of period	2,912,604,304	2,013,474,631
End of period	$3,676,851,683	$2,912,604,304

Undistributed net investment income	$49,020	$300,264

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value over time.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.000% for the Investor Class, A Class, B Class, C Class and R Class and 0.800% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $4,084,355,545 and $3,467,826,879, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	48,523,754	$1,050,372,668	24,446,309	$416,217,265
Redeemed	(29,959,321)	(630,455,954)	(19,973,254)	(330,354,418)
	18,564,433	419,916,714	4,473,055	85,862,847
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	3,643,181	79,017,867	1,592,345	27,658,160
Issued in reinvestment of distributions	—	—	2,804	45,786
Redeemed	(2,055,324)	(44,025,654)	(2,044,059)	(34,815,396)
	1,587,857	34,992,213	(448,910)	(7,111,450)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	19,843,309	411,532,985	16,547,628	270,449,421
Redeemed	(13,979,401)	(286,376,262)	(10,692,346)	(173,010,082)
	5,863,908	125,156,723	5,855,282	97,439,339
B Class/Shares Authorized	35,000,000		35,000,000
Sold	16,596	339,707	17,058	265,517
Redeemed	(49,419)	(1,021,747)	(46,411)	(756,266)
	(32,823)	(682,040)	(29,353)	(490,749)
C Class/Shares Authorized	35,000,000		35,000,000
Sold	2,703,485	52,590,539	2,174,035	33,791,342
Redeemed	(1,336,721)	(25,564,825)	(1,225,116)	(18,799,544)
	1,366,764	27,025,714	948,919	14,991,798
R Class/Shares Authorized	30,000,000		30,000,000
Sold	1,116,361	23,766,845	873,774	14,881,532
Redeemed	(453,977)	(9,508,818)	(286,027)	(4,797,037)
	662,384	14,258,027	587,747	10,084,495
Net increase (decrease)	28,012,523	$620,667,351	11,386,740	$200,776,280

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$3,172,001,755	—	—
Foreign Common Stocks	389,742,689	$54,358,840	—
Temporary Cash Investments	2,498,318	85,821,131	—
Total Value of Investment Securities	$3,564,242,762	$140,179,971	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(49,020)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $101,239 in unrealized gain on forward foreign currency exchange contracts and as a liability of $150,259 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $159,071 in net realized gain (loss) on foreign currency transactions and $251,244 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	—	$45,786
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,027,688,995
Gross tax appreciation of investments	$768,690,153
Gross tax depreciation of investments	(91,956,415)
Net tax appreciation (depreciation) of investments	$676,733,738
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(59)
Net tax appreciation (depreciation)	$676,733,679
Undistributed ordinary income	—
Accumulated capital losses	$(14,823,700)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$19.21	(0.07)	1.37	1.30	—	—	—	$20.51	6.77%	1.01%	(0.35)%	95%	$2,395,881
2010	$14.32	(0.07)	4.96	4.89	—	—	—	$19.21	34.15%	1.01%	(0.45)%	114%	$1,886,729
2009	$13.15	(0.02)	1.32	1.30	(0.13)	—	(0.13)	$14.32	10.16%	1.01%	(0.19)%	155%	$1,342,418
2008	$22.83	(0.09)	(8.53)	(8.62)	—	(1.06)	(1.06)	$13.15	(39.54)%	1.00%	(0.47)%	172%	$1,261,784
2007	$15.58	(0.10)	8.42	8.32	—	(1.07)	(1.07)	$22.83	56.41%	1.00%	(0.56)%	128%	$2,478,452
Institutional Class
2011	$19.62	(0.03)	1.40	1.37	—	—	—	$20.99	6.98%	0.81%	(0.15)%	95%	$156,681
2010	$14.60	(0.04)	5.07	5.03	(0.01)	—	(0.01)	$19.62	34.44%	0.81%	(0.25)%	114%	$115,261
2009	$13.41	— (3)	1.34	1.34	(0.15)	—	(0.15)	$14.60	10.33%	0.81%	0.01%	155%	$92,343
2008	$23.21	(0.05)	(8.69)	(8.74)	—	(1.06)	(1.06)	$13.41	(39.41)%	0.80%	(0.27)%	172%	$86,835
2007	$15.80	(0.07)	8.55	8.48	—	(1.07)	(1.07)	$23.21	56.66%	0.80%	(0.36)%	128%	$155,885
A Class(4)
2011	$18.70	(0.12)	1.34	1.22	—	—	—	$19.92	6.58%	1.26%	(0.60)%	95%	$973,051
2010	$13.98	(0.11)	4.83	4.72	—	—	—	$18.70	33.76%	1.26%	(0.70)%	114%	$803,692
2009	$12.84	(0.06)	1.30	1.24	(0.10)	—	(0.10)	$13.98	9.89%	1.26%	(0.44)%	155%	$518,768
2008	$22.37	(0.13)	(8.34)	(8.47)	—	(1.06)	(1.06)	$12.84	(39.69)%	1.25%	(0.72)%	172%	$351,962
2007	$15.32	(0.15)	8.27	8.12	—	(1.07)	(1.07)	$22.37	56.05%	1.25%	(0.81)%	128%	$291,674

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
B Class
2011	$18.81	(0.28)	1.36	1.08	—	—	—	$19.89	5.74%	2.01%		(1.35)%		95%		$3,574
2010	$14.16	(0.24)	4.89	4.65	—	—	—	$18.81	32.84%	2.01%		(1.45)%		114%		$3,997
2009	$13.01	(0.16)	1.33	1.17	(0.02)	—	(0.02)	$14.16	8.99%	2.01%		(1.19)%		155%		$3,425
2008	$22.82	(0.26)	(8.49)	(8.75)	—	(1.06)	(1.06)	$13.01	(40.16)%	2.00%		(1.47)%		172%		$1,770
2007(5)	$21.52	(0.03)	1.33	1.30	—	—	—	$22.82	6.04%	2.00	%(6)	(1.81	)%(6)	128	%(7)	$83
C Class
2011	$17.55	(0.26)	1.26	1.00	—	—	—	$18.55	5.75%	2.01%		(1.35)%		95%		$115,641
2010	$13.21	(0.22)	4.56	4.34	—	—	—	$17.55	32.85%	2.01%		(1.45)%		114%		$85,381
2009	$12.13	(0.14)	1.24	1.10	(0.02)	—	(0.02)	$13.21	9.07%	2.01%		(1.19)%		155%		$51,745
2008	$21.35	(0.26)	(7.90)	(8.16)	–	(1.06)	(1.06)	$12.13	(40.16)%	2.00%		(1.47)%		172%		$32,812
2007	$14.77	(0.29)	7.94	7.65	–	(1.07)	(1.07)	$21.35	54.88%	2.00%		(1.56)%		128%		$21,692
R Class
2011	$19.01	(0.18)	1.37	1.19	—	—	—	$20.20	6.26%	1.51%		(0.85)%		95%		$32,023
2010	$14.24	(0.16)	4.93	4.77	—	—	—	$19.01	33.50%	1.51%		(0.95)%		114%		$17,544
2009	$13.08	(0.11)	1.34	1.23	(0.07)	—	(0.07)	$14.24	9.58%	1.51%		(0.69)%		155%		$4,775
2008	$22.83	(0.17)	(8.52)	(8.69)	—	(1.06)	(1.06)	$13.08	(39.86)%	1.50%		(0.97)%		172%		$496
2007(5)	$21.52	(0.02)	1.33	1.31	—	—	—	$22.83	6.09%	1.50	%(6)	(1.22	)%(6)	128	%(7)	$27

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(5)	September 28, 2007 (commencement of sale) through October 31, 2007.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks

32

and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

33

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

34

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73913   1112

    ANNUAL REPORT                 OCTOBER 31, 2011

Focused Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams,
Chief Investment Officer,
U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities managed positive returns during a volatile 12 months ended October 31, 2011. Action in stocks in some respects mirrored changes in the pace of economic growth—U.S. gross domestic product expanded at a 2.3% annual rate in the fourth quarter of 2010, but dipped to 0.4% and 1.3% in the first and second quarters of 2011, respectively, before returning to 2.0% growth in the third quarter of the year.

Similarly, stocks began the period with gains, buoyed by robust corporate earnings growth; the Federal Reserve’s second round of quantitative easing; and the extension of unemployment benefits and Bush-era tax cuts. But uncertainty generated by a series of events—including political unrest in the Middle East, the tragic earthquake and nuclear disaster in Japan, and concerns around the resolution of European sovereign debt and U.S. budgetary issues—served to compress price/earnings multiples. Equity markets finished the fiscal year with a sharp rebound in October after the economic data turned out to be not as bad as feared.

Growth Outperformed Value

In that environment, growth-oriented shares outperformed value across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was widely dispersed, reflecting the volatile nature of the reporting period. For example, both consumer staples and consumer discretionary stocks were among the best-performing segments within the index. It was a similar story when looking at many economically sensitive sectors—energy was the top performer, while materials and industrials were among the lagging sectors. Financials also underperformed, partly as a result of worry about exposure to Europe and the slowing economy. Information technology stocks fared reasonably well overall, though performance varied widely within the sector.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AFSIX	5.76%	1.94%	3.59%	2/28/05
Russell 1000 Growth Index	—	9.92%	3.04%	4.42%	—
Institutional Class	AFGNX	5.98%	—	-0.40%	9/28/07
A Class No sales charge* With sales charge*	AFGAX	5.51% -0.57%	— —	-0.84% -2.27%	9/28/07
C Class	AFGCX	4.68%	—	-1.58%	9/28/07
R Class	AFGRX	5.26%	—	-1.10%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made February 28, 2005

*From 2/28/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.02%	0.82%	1.27%	2.02%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Joe Reiland

Performance Summary

Focused Growth gained 5.76%* in the 12 months ended October 31, 2011. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 9.92%. See pages 5-6 for additional performance comparisons.

In terms of Focused Growth’s absolute returns for the fiscal year, information technology shares contributed most to performance. Materials and financials detracted fractionally from absolute results. Relative to the benchmark, stock selection in the consumer discretionary sector detracted most; information technology shares were the leading contributors to relative performance.

Leading Detractors

In the consumer discretionary space, positioning in the multiline retail; hotels, restaurant, and leisure; and textiles, apparel, and luxury goods industry segments detracted most. Specialty retailer OfficeMax and media company Scripps Networks Interactive were the leading individual detractors in the sector, followed by stakes in multiline retailers Kohl’s and Target. We eliminated these positions.

In the energy sector, positioning among oil, gas, and consumable fuels companies detracted most, as it hurt to be underrepresented in shares of Exxon Mobil. In the materials sector, Focused Growth’s holdings were affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about a slowdown in the global economy. A good example is iron ore miner Cliffs Natural Resources, which reported no issues with iron ore pricing, but nevertheless suffered multiple compression and underperformed because of worries about the economic outlook. Among financial shares, stock selection meant holdings in the insurance industry segment detracted. Insurance provider AFLAC, which has large exposure to the Japanese market, declined amid concerns of an economic slowdown in the aftermath of the earthquake.

Despite the overall positive contribution of technology shares to relative returns, a number of the leading individual detractors were in this sector. Specifically, it hurt to have no exposure IBM, whose stock benefited from being perceived as somewhat of a “safe-haven” within the technology sector during the market downturn. We believe IBM is trading at an historically high relative valuation given the company’s growth rate and impending slowdown in their mainframe computer business. It also hurt to hold a stake in storage hardware provider Network Appliance, which reported inline results but lowered its forward outlook because of a slowdown in the financial and government sectors. We reduced the position, but still believe Network Appliance will continue to gain market share from competitors Hewlett-Packard, Hitachi, and IBM.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Leading Contributors

Looking at positive contributors to relative results, stock selection drove outperformance in the information technology sector. In part it helped to be underrepresented in shares of poor-performing stocks, such as those of Cisco Systems, Google, and Hewlett-Packard. HP, for example, underperformed as its personal computer business struggled, services costs rose, and margins declined, while management continued to struggle to turn around the company.

Other notable contributors in the space were IT services companies Accenture and MasterCard. Accenture, which provides technology consulting and services, benefited from rising demand for its business consulting services, as customers focused on both cost-cutting and revenue enhancements. Electronic payment processor MasterCard benefited from a final regulatory ruling on fees for debit card transactions that turned out better than some investors had feared.

Among other leading individual contributors was auto parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines. Specialty retailer Limited Brands enjoyed solid international growth and saw continued strength in its Victoria’s Secret product line. It also helped to hold a stake in biotechnology firm Alexion Pharmaceutical, which received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders.

Current Positioning

We understand that investors use the Focused Growth portfolio as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that the Focused Growth portfolio is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2011, the information technology sector was the portfolio’s largest overweight position relative to the benchmark. The most notable sector underweight position was in consumer staple shares.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	6.6%
Exxon Mobil Corp.	5.3%
Coca-Cola Co. (The)	4.4%
Schlumberger Ltd.	3.9%
Accenture plc, Class A	3.4%
EMC Corp.	3.3%
MasterCard, Inc., Class A	3.0%
QUALCOMM, Inc.	3.0%
BorgWarner, Inc.	2.8%
Home Depot, Inc. (The)	2.7%

Top Five Industries	% of net assets
Computers and Peripherals	11.2%
Oil, Gas and Consumable Fuels	7.2%
IT Services	6.4%
Software	4.8%
Beverages	4.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.4%
Foreign Common Stocks*	7.9%
Exchange-Traded Funds	0.7%
Total Equity Exposure	98.0%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.1%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 – 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$917.70	$4.83	1.00%
Institutional Class	$1,000	$918.50	$3.87	0.80%
A Class	$1,000	$916.00	$6.04	1.25%
C Class	$1,000	$912.40	$9.64	2.00%
R Class	$1,000	$914.90	$7.24	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 97.3%
AEROSPACE AND DEFENSE — 2.5%
Honeywell International, Inc.	2,837	$148,659
Textron, Inc.	7,777	151,029
United Technologies Corp.	1,323	103,168
		402,856
AIR FREIGHT AND LOGISTICS — 2.6%
United Parcel Service, Inc., Class B	5,890	413,714
AUTO COMPONENTS — 2.8%
BorgWarner, Inc.(1)	6,004	459,246
AUTOMOBILES — 1.2%
Harley-Davidson, Inc.	5,068	197,145
BEVERAGES — 4.4%
Coca-Cola Co. (The)	10,408	711,075
BIOTECHNOLOGY — 3.2%
Alexion Pharmaceuticals, Inc.(1)	1,686	113,822
Amgen, Inc.	6,969	399,115
		512,937
CAPITAL MARKETS — 1.7%
BlackRock, Inc.	1,784	281,497
CHEMICALS — 2.5%
E.I. du Pont de Nemours & Co.	8,512	409,172
COMMUNICATIONS EQUIPMENT — 3.7%
Cisco Systems, Inc.	6,016	111,476
QUALCOMM, Inc.	9,526	491,542
		603,018
COMPUTERS AND PERIPHERALS — 11.2%
Apple, Inc.(1)	2,632	1,065,381
EMC Corp.(1)	21,776	533,730
NetApp, Inc.(1)	5,201	213,033
		1,812,144
CONSUMER FINANCE — 2.3%
American Express Co.	7,371	373,120
ELECTRICAL EQUIPMENT — 2.2%
Rockwell Automation, Inc.	5,349	361,860
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.9%
Jabil Circuit, Inc.	15,333	315,246
ENERGY EQUIPMENT AND SERVICES — 3.9%
Schlumberger Ltd.	8,558	628,756
FOOD PRODUCTS — 1.7%
Hershey Co. (The)	2,237	128,023
Kellogg Co.	2,857	154,878
		282,901
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.3%
Covidien plc	6,281	295,458
Edwards Lifesciences Corp.(1)	933	70,367
		365,825
HEALTH CARE PROVIDERS AND SERVICES — 2.6%
Express Scripts, Inc.(1)	9,107	416,463
HOTELS, RESTAURANTS AND LEISURE — 3.7%
Chipotle Mexican Grill, Inc.(1)	219	73,610
McDonald’s Corp.	2,872	266,665
Starbucks Corp.	855	36,201
Starwood Hotels & Resorts Worldwide, Inc.	4,541	227,550
		604,026
HOUSEHOLD PRODUCTS — 2.4%
Colgate-Palmolive Co.	4,237	382,898
INTERNET SOFTWARE AND SERVICES — 0.9%
Google, Inc., Class A(1)	233	138,085
IT SERVICES — 6.4%
Accenture plc, Class A	9,058	545,835
MasterCard, Inc., Class A	1,417	492,039
		1,037,874
MACHINERY — 0.3%
Joy Global, Inc.	578	50,402
MEDIA — 1.3%
CBS Corp., Class B	8,208	211,848
METALS AND MINING — 1.8%
Cliffs Natural Resources, Inc.	2,962	202,068
Freeport-McMoRan Copper & Gold, Inc.	2,266	91,229
		293,297
MULTILINE RETAIL — 1.3%
Macy’s, Inc.	7,001	213,741
OIL, GAS AND CONSUMABLE FUELS — 7.2%
Exxon Mobil Corp.	10,852	847,433
Occidental Petroleum Corp.	2,996	278,448
Southwestern Energy Co.(1)	838	35,229
		1,161,110
PHARMACEUTICALS — 2.2%
Abbott Laboratories	6,630	357,158
ROAD AND RAIL — 1.6%
Union Pacific Corp.	2,688	267,644
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.1%
Broadcom Corp., Class A(1)	797	28,764
Linear Technology Corp.	12,265	396,282
Xilinx, Inc.	7,270	243,254
		668,300

12

Shares	Value
SOFTWARE — 4.8%
Check Point Software Technologies Ltd.(1)	7,527	$433,781
Electronic Arts, Inc.(1)	6,442	150,421
Oracle Corp.	5,973	195,735
		779,937
SPECIALTY RETAIL — 3.9%
Home Depot, Inc. (The)	12,442	445,423
Limited Brands, Inc.	4,249	181,475
O’Reilly Automotive, Inc.(1)	174	13,233
		640,131
WIRELESS TELECOMMUNICATION SERVICES — 2.7%
Crown Castle International Corp.(1)	10,439	431,757
TOTAL COMMON STOCKS (Cost $13,195,987)		15,785,183
Exchange-Traded Funds — 0.7%
iShares Russell 1000 Growth Index Fund (Cost $98,304)	1,839	107,232
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $103,243), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $101,069)		101,069
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $103,579), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $101,069)		101,069
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $102,992), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $101,069)		101,069
SSgA U.S. Government Money Market Fund	8,829	8,829
TOTAL TEMPORARY CASH INVESTMENTS (Cost $312,036)		312,036
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $13,606,327)		16,204,451
OTHER ASSETS AND LIABILITIES — 0.1%		22,251
TOTAL NET ASSETS — 100.0%		$16,226,702

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $13,606,327)	$16,204,451
Foreign currency holdings, at value (cost of $1,027)	1,076
Receivable for investments sold	15,168
Receivable for capital shares sold	24,198
Dividends and interest receivable	15,631
16,260,524

Liabilities
Payable for capital shares redeemed	19,966
Accrued management fees	13,177
Distribution and service fees payable	679
33,822

Net Assets	$16,226,702

Net Assets Consist of:
Capital (par value and paid-in surplus)	$15,095,606
Undistributed net investment income	48,583
Accumulated net realized loss	(1,515,660)
Net unrealized appreciation	2,598,173
$16,226,702

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$14,335,177	1,340,021	$10.70
Institutional Class, $0.01 Par Value	$24,592	2,299	$10.70
A Class, $0.01 Par Value	$1,040,409	97,408	$10.68	*
C Class, $0.01 Par Value	$346,249	32,919	$10.52
R Class, $0.01 Par Value	$480,275	45,092	$10.65

*Maximum offering price $11.33 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,269)	$273,396
Interest	224
273,620

Expenses:
Management fees	177,100
Distribution and service fees:
A Class	3,880
B Class	498
C Class	3,105
R Class	2,142
Directors’ fees and expenses	800
187,525

Net investment income (loss)	86,095

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	525,519
Foreign currency transactions	(14,612)
510,907

Change in net unrealized appreciation (depreciation) on:
Investments	(88,070)
Translation of assets and liabilities in foreign currencies	573
(87,497)

Net realized and unrealized gain (loss)	423,410

Net Increase (Decrease) in Net Assets Resulting from Operations	$509,505

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$86,095	$47,814
Net realized gain (loss)	510,907	505,068
Change in net unrealized appreciation (depreciation)	(87,497)	1,440,996
Net increase (decrease) in net assets resulting from operations	509,505	1,993,878

Distributions to Shareholders
From net investment income:
Investor Class	(72,511)	(5,153)
Institutional Class	(180)	(52)
A Class	(1,550)	—
R Class	(89)	—
Decrease in net assets from distributions	(74,330)	(5,205)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	2,319,045	(1,608,018)

Net increase (decrease) in net assets	2,754,220	380,655

Net Assets
Beginning of period	13,472,482	13,091,827
End of period	$16,226,702	$13,472,482

Undistributed net investment income	$48,583	$58,170

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by purchasing stocks of larger-sized companies that management believes will increase in value.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $17,867,103 and $15,625,290, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	499,144	$5,526,676	288,170	$2,753,240
Issued in reinvestment of distributions	6,447	70,211	526	5,016
Redeemed	(418,174)	(4,547,799)	(472,403)	(4,453,387)
	87,417	1,049,088	(183,707)	(1,695,131)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	17	180	5	52
A Class/Shares Authorized	10,000,000		10,000,000
Sold	288,494	3,258,421	16,805	159,354
Issued in reinvestment of distributions	141	1,540	—	—
Redeemed	(240,611)	(2,597,762)	(10,141)	(97,426)
	48,024	662,199	6,664	61,928
B Class/Shares Authorized	10,000,000		10,000,000
Redeemed	(5,355)	(55,166)	(94)	(854)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	32,076	362,261	6,726	62,733
Redeemed	(12,217)	(133,745)	(4,044)	(37,545)
	19,859	228,516	2,682	25,188
R Class/Shares Authorized	10,000,000		10,000,000
Sold	42,927	435,823	98	938
Issued in reinvestment of distributions	8	89	—	—
Redeemed	(170)	(1,684)	(14)	(139)
	42,765	434,228	84	799
Net increase (decrease)	192,727	$2,319,045	(174,366)	$(1,608,018)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$14,510,109	—	—
Foreign Common Stocks	1,275,074	—	—
Exchange-Traded Funds	107,232	—	—
Temporary Cash Investments	8,829	$303,207	—
Total Value of Investment Securities	$15,901,244	$303,207	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund participated in foreign currency risk derivative instruments during the first eight months of the period consistent with its exposure to foreign denominated securities.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(14,601) in net realized gain (loss) on foreign currency transactions and $644 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

21

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$74,330	$5,205
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$13,684,006
Gross tax appreciation of investments	$2,769,867
Gross tax depreciation of investments	(249,422)
Net tax appreciation (depreciation) of investments	$2,520,445
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$49
Net tax appreciation (depreciation)	$2,520,494
Undistributed ordinary income	$48,583
Accumulated capital losses	$(1,437,981)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2011	$10.17	0.06		0.53	0.59	(0.06)	—	(0.06)	$10.70	5.76%	1.00%		0.54%		91%		$14,335
2010	$8.73	0.04		1.40	1.44	— (3)	—	— (3)	$10.17	16.54%	1.02%		0.38%		66%		$12,739
2009	$7.73	0.04		1.01	1.05	(0.05)	—	(0.05)	$8.73	13.77%	1.00%		0.50%		125%		$12,541
2008	$12.92	0.02		(3.74)	(3.72)	(0.01)	(1.46)	(1.47)	$7.73	(32.19)%	1.00%		0.22%		130%		$8,814
2007	$11.42	0.04		1.73	1.77	(0.04)	(0.23)	(0.27)	$12.92	15.78%	1.00%		0.33%		275%		$13,381
Institutional Class
2011	$10.17	0.08		0.53	0.61	(0.08)	—	(0.08)	$10.70	5.98%	0.80%		0.74%		91%		$25
2010	$8.73	0.05		1.41	1.46	(0.02)	—	(0.02)	$10.17	16.77%	0.82%		0.58%		66%		$23
2009	$7.73	0.05		1.01	1.06	(0.06)	—	(0.06)	$8.73	14.00%	0.80%		0.70%		125%		$20
2008	$12.93	0.04		(3.75)	(3.71)	(0.03)	(1.46)	(1.49)	$7.73	(32.09)%	0.80%		0.42%		130%		$17
2007(4)	$12.59	—	(3)	0.34	0.34	—	—	—	$12.93	2.70%	0.80	%(5)	(0.40	)%(5)	275	%(6)	$26
A Class
2011	$10.15	0.04		0.52	0.56	(0.03)	—	(0.03)	$10.68	5.51%	1.25%		0.29%		91%		$1,040
2010	$8.74	0.01		1.40	1.41	—	—	—	$10.15	16.27%	1.27%		0.13%		66%		$501
2009	$7.73	0.02		1.02	1.04	(0.03)	—	(0.03)	$8.74	13.48%	1.25%		0.25%		125%		$373
2008	$12.92	—	(3)	(3.75)	(3.75)	—	(1.44)	(1.44)	$7.73	(32.37)%	1.25%		(0.03)%		130%		$241
2007(4)	$12.59	(0.01)		0.34	0.33	—	—	—	$12.92	2.62%	1.25	%(5)	(0.85	)%(5)	275	%(6)	$26

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$10.05	(0.05)	0.52	0.47	—		—	—	$10.52	4.68%	2.00%		(0.46)%		91%		$346
2010	$8.71	(0.06)	1.40	1.34	—		—	—	$10.05	15.38%	2.02%		(0.62)%		66%		$131
2009	$7.73	(0.04)	1.02	0.98	—		—	—	$8.71	12.68%	2.00%		(0.50)%		125%		$90
2008	$12.91	(0.08)	(3.75)	(3.83)	—		(1.35)	(1.35)	$7.73	(32.87)%	2.00%		(0.78)%		130%		$73
2007(4)	$12.59	(0.02)	0.34	0.32	—		—	—	$12.91	2.54%	2.00	%(5)	(1.52	)%(5)	275	%(6)	$76
R Class
2011	$10.12	0.01	0.52	0.53	—	(3)	—	— (3)	$10.65	5.26%	1.50%		0.04%		91%		$480
2010	$8.73	(0.01)	1.40	1.39	—		—	—	$10.12	15.92%	1.52%		(0.12)%		66%		$24
2009	$7.73	— (3)	1.02	1.02	(0.02)		—	(0.02)	$8.73	13.19%	1.50%		0.00	%(7)	125%		$20
2008	$12.92	(0.02)	(3.76)	(3.78)	—		(1.41)	(1.41)	$7.73	(32.56)%	1.50%		(0.28)%		130%		$17
2007(4)	$12.59	(0.01)	0.34	0.33	—		—	—	$12.92	2.62%	1.50	%(5)	(1.10	)%(5)	275	%(6)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	September 28, 2007 (commencement of sale) through October 31, 2007.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.
(7)	Ratio was less than 0.005%.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

26

(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

30

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $74,330, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73907   1112

    ANNUAL REPORT                           OCTOBER 31, 2011

Fundamental Equity Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams,
Chief Investment Officer,
U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities managed positive returns during a volatile 12 months ended October 31, 2011. Action in stocks in some respects mirrored changes in the pace of economic growth—U.S. gross domestic product expanded at a 2.3% annual rate in the fourth quarter of 2010, but dipped to 0.4% and 1.3% in the first and second quarters of 2011, respectively, before returning to 2.0% growth in the third quarter of the year.

Similarly, stocks began the period with gains, buoyed by robust corporate earnings growth; the Federal Reserve’s second round of quantitative easing; and the extension of unemployment benefits and Bush-era tax cuts. But uncertainty generated by a series of events—including political unrest in the Middle East, the tragic earthquake and nuclear disaster in Japan, and concerns around the resolution of European sovereign debt and U.S. budgetary issues—served to compress price/earnings multiples. Equity markets finished the fiscal year with a sharp rebound in October after the economic data turned out to be not as bad as feared.

Growth Outperformed Value

In that environment, growth-oriented shares outperformed value across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was widely dispersed, reflecting the volatile nature of the reporting period. For example, both consumer staples and consumer discretionary stocks were among the best-performing segments within the index. It was a similar story when looking at many economically sensitive sectors—energy was the top performer, while materials and industrials were among the lagging sectors. Financials also underperformed, partly as a result of worry about exposure to Europe and the slowing economy. Information technology stocks fared reasonably well overall, though performance varied widely within the sector.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	AFDAX	9.38% 3.07%	1.73% 0.54%	5.45% 4.55%	11/30/04
S&P 500 Index	—	8.09%	0.25%	3.05%	—
Investor Class	AFDIX	9.72%	2.00%	4.89%	7/29/05
Institutional Class	AFEIX	10.02%	2.20%	5.10%	7/29/05
B Class No sales charge* With sales charge*	AFDBX	8.59% 4.59%	0.98% 0.79%	4.65% 4.65%	11/30/04
C Class	AFDCX	8.68%	0.98%	4.66%	11/30/04
R Class	AFDRX	9.14%	1.48%	4.35%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2004

* From 11/30/04, the A Class’s inception date. Not annualized. The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.02%	0.82%	1.27%	2.02%	2.02%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary

Fundamental Equity returned 9.38%* for the 12 months ended October 31, 2011 outpacing its benchmark, the S&P 500 Index, which returned 8.09%.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of political unrest in the Middle East, the tragic earthquake and nuclear crisis in Japan, ongoing sovereign debt concerns in Europe, and U.S. budgetary issues. In this environment, growth-oriented shares outperformed value across all capitalization ranges as measured by the various Russell Indexes. In terms of returns by size, large-capitalization stocks outpaced those of mid- and small-cap companies.

Within the portfolio, Fundamental Equity derived positive absolute returns from every sector in which it invested. Relative to the benchmark, security selection in the financials and information technology sectors accounted for the bulk of outperformance. Stock decisions in the health care sector also contributed to gains versus the benchmark. Holdings in the consumer discretionary and energy sectors partially trimmed those relative results.

Financials Led Outperformance

The financials sector was the largest source of Fundamental Equity’s outperformance relative to its benchmark. Within the sector, an underweight stake in Bank of America represented the largest individual contributor to gains versus the benchmark. Bank of America’s share price fell amid mortgage-related lawsuits and concerns surrounding the sovereign debt crisis in Europe. Although Fundamental Equity did have exposure to the stock, it was less than the benchmark weighting.

A beneficial underweight allocation to the capital markets group included completely avoiding Goldman Sachs and Morgan Stanley. Both companies continued to come under pressure amid legislation designed to limit proprietary trading.

Elsewhere in the financials sector, effective stock decisions among insurers contributed to relative gains as Fundamental Equity avoided several benchmark laggards.

Information Technology, Health Care Gained, but Some Holdings Detracted

The information technology sector was a source of relative outperformance for Fundamental Equity. Within the computers and peripherals industry group, an underweight stake in Hewlett-Packard helped relative results as the stock lagged in the benchmark. An overweight position in personal electronic device maker Apple also benefited relative returns. The company experienced acceleration in revenues and earnings, added new carriers, and gained penetration with existing carriers, while increasing market share.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

7

Also in the information technology sector, the portfolio held an overweight position in IBM. This decision helped absolute and relative results as the company’s stock benefited from being perceived as somewhat of a “safe haven” within the technology sector during the market downturn.

Although returns from the portfolio’s information technology holdings outpaced those of the benchmark, some positions underperformed. A stake in Marvell Technology Group, which is not represented in the benchmark, proved detrimental. The semiconductor company’s share price fell as it experienced declining sales during the reporting period.

The health care sector also contributed meaningfully to performance relative to the benchmark. Here, Fundamental Equity derived relative gains from a handful of overweight positions among health care providers.

An overweight position in medical supplier Hospira, though, hurt relative results. The company’s earnings fell below expectations from actions taken in response to an FDA investigation of one of Hospira’s plants.

Consumer Discretionary, Energy Gained, but Lagged Benchmark

Fundamental Equity realized solid absolute gains from the consumer discretionary sector, although positions in the sector collectively lagged benchmark returns for the sector. In the internet and catalog retail group, the portfolio held a significant underweight position in Amazon.com, which delivered solid results in the benchmark. The company benefited from strong results and market share gains, while investors looked ahead to margin improvement in future years.

In the energy sector, Fundamental Equity held a stake in HollyFrontier, formed during the reporting period as the result of a merger between Holly Corporation and Frontier Oil. The petroleum refiner experienced a sharp rise in revenues following the merger, due to higher refinery gross margins. However, during the time it was held in the portfolio, the company’s share price declined.

Outlook

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. The managers use a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk. Regardless of market environment, we will remain focused on our methodology of identifying attractively valued companies.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.5%
Apple, Inc.	4.2%
International Business Machines Corp.	3.2%
Chevron Corp.	2.3%
Microsoft Corp.	2.2%
Wells Fargo & Co.	2.1%
Procter & Gamble Co. (The)	2.1%
Amgen, Inc.	1.7%
JPMorgan Chase & Co.	1.7%
Johnson & Johnson	1.6%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.4%
Computers and Peripherals	6.1%
Insurance	5.4%
Pharmaceuticals	5.3%
Health Care Providers and Services	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Exchange-Traded Funds	0.4%
Total Equity Exposure	99.0%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.4%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 - 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$934.40	$4.92	1.01%
Institutional Class	$1,000	$935.20	$3.95	0.81%
A Class	$1,000	$932.30	$6.14	1.26%
B Class	$1,000	$929.40	$9.77	2.01%
C Class	$1,000	$929.50	$9.78	2.01%
R Class	$1,000	$931.40	$7.35	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
B Class	$1,000	$1,015.07	$10.21	2.01%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 98.6%
AEROSPACE AND DEFENSE — 2.9%
General Dynamics Corp.	20,039	$1,286,303
Honeywell International, Inc.	52,290	2,739,996
United Technologies Corp.	13,019	1,015,222
		5,041,521
AIR FREIGHT AND LOGISTICS — 0.8%
United Parcel Service, Inc., Class B	20,330	1,427,979
AIRLINES — 0.1%
Allegiant Travel Co.(1)	4,753	246,966
AUTO COMPONENTS — 0.1%
American Axle & Manufacturing Holdings, Inc.(1)	9,059	87,782
AUTOMOBILES — 0.7%
Ford Motor Co.(1)	99,365	1,160,583
BEVERAGES — 0.8%
Dr Pepper Snapple Group, Inc.	34,822	1,304,084
BIOTECHNOLOGY — 1.8%
Amgen, Inc.	52,511	3,007,305
Gilead Sciences, Inc.(1)	3,949	164,515
		3,171,820
CAPITAL MARKETS — 0.4%
Ameriprise Financial, Inc.	4,095	191,155
Legg Mason, Inc.	20,248	556,820
		747,975
CHEMICALS — 0.9%
Ashland, Inc.	4,543	240,597
CF Industries Holdings, Inc.	1,099	178,335
E.I. du Pont de Nemours & Co.	7,972	383,214
Eastman Chemical Co.	2,194	86,202
LyondellBasell Industries NV, Class A	20,157	662,359
		1,550,707
COMMERCIAL BANKS — 3.0%
Bank of Hawaii Corp.	11,994	506,507
PNC Financial Services Group, Inc.	18,023	968,015
Wells Fargo & Co.	142,702	3,697,409
		5,171,931
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Knoll, Inc.	21,501	327,890
COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	52,042	964,338
Motorola Solutions, Inc.	3,712	174,130
QUALCOMM, Inc.	13,823	713,267
		1,851,735
COMPUTERS AND PERIPHERALS — 6.1%
Apple, Inc.(1)	17,925	7,255,682
EMC Corp.(1)	77,561	1,901,020
Hewlett-Packard Co.	13,603	361,976
SanDisk Corp.(1)	19,584	992,321
		10,510,999
CONSTRUCTION AND ENGINEERING — 0.2%
EMCOR Group, Inc.	9,069	227,360
Fluor Corp.	2,501	142,182
Foster Wheeler AG(1)	1,827	38,951
		408,493
CONSUMER FINANCE — 1.8%
American Express Co.	21,063	1,066,209
Capital One Financial Corp.	31,758	1,450,070
Discover Financial Services	24,084	567,419
		3,083,698
CONTAINERS AND PACKAGING — 0.1%
Sealed Air Corp.	11,921	212,194
DIVERSIFIED CONSUMER SERVICES — 0.2%
Sotheby’s	9,558	336,633
DIVERSIFIED FINANCIAL SERVICES — 2.3%
Citigroup, Inc.	32,771	1,035,236
JPMorgan Chase & Co.	82,688	2,874,235
		3,909,471
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
AT&T, Inc.	89,955	2,636,581
Verizon Communications, Inc.	15,741	582,102
		3,218,683
ELECTRIC UTILITIES — 0.5%
FirstEnergy Corp.	20,683	929,908
ELECTRICAL EQUIPMENT — 1.2%
Belden, Inc.	11,190	361,213
Emerson Electric Co.	35,836	1,724,428
		2,085,641
ENERGY EQUIPMENT AND SERVICES — 1.3%
Nabors Industries Ltd.(1)	40,079	734,648
National Oilwell Varco, Inc.	13,506	963,383
Patterson-UTI Energy, Inc.	24,467	497,169
		2,195,200

12

Shares	Value
FOOD AND STAPLES RETAILING — 2.1%
Kroger Co. (The)	2,477	$57,417
Safeway, Inc.	12,140	235,152
SYSCO Corp.	8,996	249,369
Wal-Mart Stores, Inc.	40,766	2,312,248
Walgreen Co.	21,907	727,312
		3,581,498
FOOD PRODUCTS — 2.8%
ConAgra Foods, Inc.	6,602	167,229
H.J. Heinz Co.	40,150	2,145,616
Kraft Foods, Inc., Class A	4,736	166,612
Sara Lee Corp.	9,376	166,893
Smithfield Foods, Inc.(1)	30,591	699,310
Tyson Foods, Inc., Class A	78,227	1,509,781
		4,855,441
GAS UTILITIES — 0.1%
Questar Corp.	10,173	196,034
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.3%
Baxter International, Inc.	962	52,891
Covidien plc	1,536	72,253
Medtronic, Inc.	4,609	160,117
Stryker Corp.	5,696	272,895
		558,156
HEALTH CARE PROVIDERS AND SERVICES — 5.1%
Aetna, Inc.	22,159	881,042
AmerisourceBergen Corp.	56,484	2,304,547
Cardinal Health, Inc.	45,678	2,022,165
Humana, Inc.	12,732	1,080,820
Medco Health Solutions, Inc.(1)	6,574	360,650
UnitedHealth Group, Inc.	43,060	2,066,449
		8,715,673
HOTELS, RESTAURANTS AND LEISURE — 1.6%
Bally Technologies, Inc.(1)	4,241	153,821
Cheesecake Factory, Inc. (The)(1)	3,144	88,000
Starbucks Corp.	22,570	955,614
Wyndham Worldwide Corp.	19,978	672,659
Wynn Resorts Ltd.	6,131	814,197
		2,684,291
HOUSEHOLD DURABLES — 0.4%
Tempur-Pedic International, Inc.(1)	3,467	235,964
Tupperware Brands Corp.	4,309	243,631
Whirlpool Corp.	5,285	268,531
		748,126
HOUSEHOLD PRODUCTS — 2.5%
Colgate-Palmolive Co.	1,927	174,143
Kimberly-Clark Corp.	7,168	499,681
Procter & Gamble Co. (The)	57,538	3,681,857
		4,355,681
INDUSTRIAL CONGLOMERATES — 1.5%
General Electric Co.	150,220	2,510,176
INSURANCE — 5.4%
ACE Ltd.	11,484	828,571
Aflac, Inc.	12,019	541,937
American Financial Group, Inc.	5,849	209,570
Assurant, Inc.	11,556	445,368
Chubb Corp. (The)	6,949	465,930
Principal Financial Group, Inc.	17,799	458,858
Prudential Financial, Inc.	48,782	2,643,984
Travelers Cos., Inc. (The)	36,277	2,116,763
Unum Group	67,721	1,614,469
		9,325,450
INTERNET AND CATALOG RETAIL — 0.7%
Amazon.com, Inc.(1)	3,821	815,822
Expedia, Inc.	7,466	196,057
priceline.com, Inc.(1)	211	107,129
		1,119,008
INTERNET SOFTWARE AND SERVICES — 1.6%
AOL, Inc.(1)	4,973	70,219
eBay, Inc.(1)	7,168	228,158
Google, Inc., Class A(1)	4,224	2,503,311
		2,801,688
IT SERVICES — 4.6%
Accenture plc, Class A	19,819	1,194,293
International Business Machines Corp.	29,682	5,480,188
Western Union Co. (The)	67,437	1,178,124
		7,852,605
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Hasbro, Inc.	15,286	581,785
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Thermo Fisher Scientific, Inc.(1)	2,999	150,760
MACHINERY — 1.9%
Caterpillar, Inc.	10,592	1,000,520
Dover Corp.	32,619	1,811,333
Oshkosh Corp.(1)	1,724	35,963
Wabtec Corp.	5,485	368,482
		3,216,298

13

Shares	Value
MEDIA — 4.1%
CBS Corp., Class B	46,667	$1,204,475
Comcast Corp., Class A	102,243	2,397,598
DirecTV, Class A(1)	1,878	85,374
Gannett Co., Inc.	5,231	61,150
Omnicom Group, Inc.	5,447	242,283
Time Warner Cable, Inc.	13,823	880,387
Time Warner, Inc.	54,853	1,919,307
Viacom, Inc., Class B	7,679	336,724
		7,127,298
METALS AND MINING — 1.6%
Cliffs Natural Resources, Inc.	10,132	691,205
Freeport-McMoRan Copper & Gold, Inc.	44,504	1,791,731
Reliance Steel & Aluminum Co.	4,534	200,358
		2,683,294
MULTI-UTILITIES — 3.1%
CenterPoint Energy, Inc.	63,700	1,327,508
DTE Energy Co.	18,181	947,412
NSTAR	33,130	1,493,831
Public Service Enterprise Group, Inc.	2,411	81,251
Xcel Energy, Inc.	55,982	1,447,135
		5,297,137
MULTILINE RETAIL — 0.1%
Dillard’s, Inc., Class A	3,312	170,667
OIL, GAS AND CONSUMABLE FUELS — 11.4%
Anadarko Petroleum Corp.	4,544	356,704
Chevron Corp.	37,420	3,930,971
ConocoPhillips	40,263	2,804,318
Exxon Mobil Corp.	98,641	7,702,876
Hess Corp.	6,524	408,142
HollyFrontier Corp.	31,093	954,244
Murphy Oil Corp.	9,581	530,500
Occidental Petroleum Corp.	20,584	1,913,077
Peabody Energy Corp.	11,263	488,476
Valero Energy Corp.	8,849	217,685
Williams Cos., Inc. (The)	8,191	246,631
		19,553,624
PAPER AND FOREST PRODUCTS — 0.8%
International Paper Co.	46,849	1,297,717
PHARMACEUTICALS — 5.3%
Abbott Laboratories	48,343	2,604,238
Bristol-Myers Squibb Co.	81,143	2,563,307
Hospira, Inc.(1)	9,667	304,027
Johnson & Johnson	43,820	2,821,570
Merck & Co., Inc.	3,252	112,194
Pfizer, Inc.	33,904	652,991
		9,058,327
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
Annaly Capital Management, Inc.	42,816	721,450
Public Storage	6,800	877,540
		1,598,990
ROAD AND RAIL — 1.3%
Avis Budget Group, Inc.(1)	1,382	19,486
CSX Corp.	9,377	208,263
Ryder System, Inc.	18,503	942,543
Union Pacific Corp.	10,313	1,026,866
		2,197,158
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Altera Corp.	35,030	1,328,338
Intel Corp.	66,516	1,632,303
Marvell Technology Group Ltd.(1)	50,462	705,963
Micron Technology, Inc.(1)	23,663	132,276
Texas Instruments, Inc.	20,504	630,088
		4,428,968
SOFTWARE — 3.2%
Microsoft Corp.	139,377	3,711,610
Oracle Corp.	31,999	1,048,607
Red Hat, Inc.(1)	871	43,245
Symantec Corp.(1)	40,150	682,951
		5,486,413
SPECIALTY RETAIL — 1.8%
AutoZone, Inc.(1)	868	280,876
Chico’s FAS, Inc.	14,968	185,004
Gap, Inc. (The)	31,065	587,129
Home Depot, Inc. (The)	22,159	793,292
Limited Brands, Inc.	2,876	122,834
Lowe’s Cos., Inc.	19,893	418,151
Pier 1 Imports, Inc.(1)	59,238	741,067
		3,128,353
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Coach, Inc.	8,558	556,869
TOBACCO — 1.4%
Altria Group, Inc.	9,741	268,365
Lorillard, Inc.	2,031	224,750
Philip Morris International, Inc.	26,467	1,849,249
		2,342,364
TRADING COMPANIES AND DISTRIBUTORS — 0.5%
United Rentals, Inc.(1)	33,691	788,706
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
American Tower Corp., Class A(1)	25,890	1,426,539
TOTAL COMMON STOCKS (Cost $131,042,085)		169,376,987

14

Shares	Value
Exchange-Traded Funds — 0.4%
SPDR S&P 500 ETF Trust (Cost $675,752)	5,963	$748,058
Temporary Cash Investments — 0.6%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $351,757), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $344,352)		344,351
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $352,903), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $344,351)		344,351
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $350,902), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $344,351)		344,351
SSgA U.S. Government Money Market Fund	30,082	$30,082
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,063,135)		1,063,135
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $132,780,972)		171,188,180
OTHER ASSETS AND LIABILITIES — 0.4%		642,816
TOTAL NET ASSETS — 100.0%		$171,830,996

Notes to Schedule of Investments

ETF= Exchange-Traded Fund
SPDR = Standard & Poor’s Depositary Receipts
(1)Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $132,780,972)	$171,188,180
Receivable for investments sold	592,132
Receivable for capital shares sold	218,964
Dividends and interest receivable	242,290
172,241,566

Liabilities
Payable for capital shares redeemed	232,666
Accrued management fees	140,901
Distribution and service fees payable	37,003
410,570

Net Assets	$171,830,996

Net Assets Consist of:
Capital (par value and paid-in surplus)	$248,461,339
Undistributed net investment income	1,058,401
Accumulated net realized loss	(116,095,952)
Net unrealized appreciation	38,407,208
$171,830,996

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$45,991,334	3,546,851	$12.97
Institutional Class, $0.01 Par Value	$102,647	7,904	$12.99
A Class, $0.01 Par Value	$106,158,717	8,201,134	$12.94	*
B Class, $0.01 Par Value	$3,132,726	245,235	$12.77
C Class, $0.01 Par Value	$13,989,527	1,094,754	$12.78
R Class, $0.01 Par Value	$2,456,045	190,381	$12.90

*Maximum offering price $13.73 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends	$3,976,536
Interest	2,606
3,979,142

Expenses:
Management fees	1,879,996
Distribution and service fees:
A Class	302,362
B Class	36,789
C Class	148,136
R Class	14,222
Directors’ fees and expenses	14,014
2,395,519

Net investment income (loss)	1,583,623

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,165,039
Futures contract transactions	(87,401)
10,077,638

Change in net unrealized appreciation (depreciation) on:
Investments	6,431,283
Futures contracts	(12,132)
6,419,151

Net realized and unrealized gain (loss)	16,496,789

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,080,412

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$1,583,623	$1,642,996
Net realized gain (loss)	10,077,638	4,940,106
Change in net unrealized appreciation (depreciation)	6,419,151	21,008,718
Net increase (decrease) in net assets resulting from operations	18,080,412	27,591,820

Distributions to Shareholders
From net investment income:
Investor Class	(476,248)	(497,306)
Institutional Class	(1,525)	(3,938)
A Class	(1,090,905)	(1,609,202)
B Class	(3,497)	(10,268)
C Class	(13,721)	(38,972)
R Class	(16,038)	(20,874)
Decrease in net assets from distributions	(1,601,934)	(2,180,560)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(37,702,737)	(52,512,098)

Net increase (decrease) in net assets	(21,224,259)	(27,100,838)

Net Assets
Beginning of period	193,055,255	220,156,093
End of period	$171,830,996	$193,055,255

Undistributed net investment income	$1,058,401	$1,109,077

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Fundamental Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives using a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund generally invests in larger-sized companies, although it may invest in companies of any size.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

19

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class,
B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $32,346,354 and $65,142,773, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,087,184	$13,925,436	795,645	$9,031,346
Issued in reinvestment of distributions	36,152	451,179	41,430	466,086
Redeemed	(1,067,200)	(13,854,962)	(932,491)	(10,516,363)
	56,136	521,653	(95,416)	(1,018,931)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	1,571	20,636	—	—
Issued in reinvestment of distributions	122	1,525	261	2,933
Redeemed	(3,787)	(50,840)	(16,120)	(182,316)
	(2,094)	(28,679)	(15,859)	(179,383)
A Class/Shares Authorized	150,000,000		150,000,000
Sold	1,054,724	13,579,202	1,427,524	16,144,781
Issued in reinvestment of distributions	84,114	1,049,738	138,149	1,555,561
Redeemed	(3,834,225)	(49,366,679)	(5,821,242)	(65,672,758)
	(2,695,387)	(34,737,739)	(4,255,569)	(47,972,416)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	2,834	36,606	1,365	15,388
Issued in reinvestment of distributions	262	3,246	787	8,796
Redeemed	(83,929)	(1,056,396)	(64,186)	(716,061)
	(80,833)	(1,016,544)	(62,034)	(691,877)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	171,419	2,193,034	296,361	3,339,002
Issued in reinvestment of distributions	729	9,037	2,442	27,326
Redeemed	(335,718)	(4,280,843)	(509,599)	(5,682,924)
	(163,570)	(2,078,772)	(210,796)	(2,316,596)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	36,394	467,960	61,556	693,221
Issued in reinvestment of distributions	1,286	16,038	1,856	20,874
Redeemed	(68,028)	(846,654)	(94,557)	(1,046,990)
	(30,348)	(362,656)	(31,145)	(332,895)
Net increase (decrease)	(2,916,096)	$(37,702,737)	(4,670,819)	$(52,512,098)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$169,376,987	—	—
Exchange-Traded Funds	748,058	—	—
Temporary Cash Investments	30,082	$1,033,053	—
Total Value of Investment Securities	$170,155,127	$1,033,053	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund regularly held equity price risk derivative instruments though none were held at period end.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $(87,401) in net realized gain (loss) on futures contract transactions and $(12,132) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$1,601,934	$2,180,560
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$136,660,564
Gross tax appreciation of investments	$38,850,905
Gross tax depreciation of investments	(4,323,289)
Net tax appreciation (depreciation) of investments	$34,527,616
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$34,527,616
Undistributed ordinary income	$1,058,401
Accumulated capital losses	$(112,216,360)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(38,585,133) and $(73,631,227) expire in 2016 and 2017, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$11.95	0.14	1.02	1.16	(0.14)	—	(0.14)	$12.97	9.72%	1.01%	1.11%	18%	$45,991
2010	$10.57	0.12	1.40	1.52	(0.14)	—	(0.14)	$11.95	14.47%	1.02%	1.06%	29%	$41,698
2009	$9.93	0.12	0.66	0.78	(0.14)	—	(0.14)	$10.57	8.16%	1.01%	1.37%	64%	$37,918
2008	$15.68	0.15	(5.42)	(5.27)	(0.12)	(0.36)	(0.48)	$9.93	(34.56)%	1.01%	1.15%	97%	$37,535
2007	$12.88	0.14	2.93	3.07	(0.08)	(0.19)	(0.27)	$15.68	24.18%	1.00%	0.99%	82%	$53,908
Institutional Class
2011	$11.96	0.17	1.02	1.19	(0.16)	—	(0.16)	$12.99	10.02%	0.81%	1.31%	18%	$103
2010	$10.59	0.15	1.38	1.53	(0.16)	—	(0.16)	$11.96	14.57%	0.82%	1.26%	29%	$120
2009	$9.94	0.16	0.65	0.81	(0.16)	—	(0.16)	$10.59	8.47%	0.81%	1.57%	64%	$274
2008	$15.70	0.19	(5.44)	(5.25)	(0.15)	(0.36)	(0.51)	$9.94	(34.45)%	0.81%	1.35%	97%	$589
2007	$12.90	0.19	2.91	3.10	(0.11)	(0.19)	(0.30)	$15.70	24.43%	0.80%	1.19%	82%	$286
A Class
2011	$11.93	0.11	1.01	1.12	(0.11)	—	(0.11)	$12.94	9.38%	1.26%	0.86%	18%	$106,159
2010	$10.56	0.09	1.39	1.48	(0.11)	—	(0.11)	$11.93	14.10%	1.27%	0.81%	29%	$129,960
2009	$9.91	0.11	0.66	0.77	(0.12)	—	(0.12)	$10.56	8.00%	1.26%	1.12%	64%	$159,959
2008	$15.65	0.12	(5.41)	(5.29)	(0.09)	(0.36)	(0.45)	$9.91	(34.73)%	1.26%	0.90%	97%	$218,469
2007	$12.85	0.11	2.92	3.03	(0.04)	(0.19)	(0.23)	$15.65	23.88%	1.25%	0.74%	82%	$246,322

25

xxxxx
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2011	$11.77	0.01		1.00	1.01	(0.01)	—	(0.01)	$12.77	8.59%	2.01%	0.11%	18%	$3,133
2010	$10.42	0.01		1.37	1.38	(0.03)	—	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$3,838
2009	$9.78	0.03		0.66	0.69	(0.05)	—	(0.05)	$10.42	7.17%	2.01%	0.37%	64%	$4,043
2008	$15.45	0.02		(5.36)	(5.34)	—	(0.33)	(0.33)	$9.78	(35.23)%	2.01%	0.15%	97%	$4,195
2007	$12.74	0.01		2.89	2.90	—	(0.19)	(0.19)	$15.45	23.01%	2.00%	(0.01)%	82%	$4,889
C Class
2011	$11.77	0.01		1.01	1.02	(0.01)	—	(0.01)	$12.78	8.68%	2.01%	0.11%	18%	$13,990
2010	$10.42	0.01		1.37	1.38	(0.03)	—	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$14,816
2009	$9.79	0.03		0.65	0.68	(0.05)	—	(0.05)	$10.42	7.06%	2.01%	0.37%	64%	$15,311
2008	$15.46	0.02		(5.36)	(5.34)	—	(0.33)	(0.33)	$9.79	(35.20)%	2.01%	0.15%	97%	$18,919
2007	$12.75	—	(3)	2.90	2.90	—	(0.19)	(0.19)	$15.46	22.99%	2.00%	(0.01)%	82%	$24,544
R Class
2011	$11.89	0.08		1.00	1.08	(0.07)	—	(0.07)	$12.90	9.14%	1.51%	0.61%	18%	$2,456
2010	$10.52	0.06		1.39	1.45	(0.08)	—	(0.08)	$11.89	13.86%	1.52%	0.56%	29%	$2,624
2009	$9.88	0.06		0.68	0.74	(0.10)	—	(0.10)	$10.52	7.64%	1.51%	0.87%	64%	$2,650
2008	$15.61	0.09		(5.41)	(5.32)	(0.05)	(0.36)	(0.41)	$9.88	(34.92)%	1.51%	0.65%	97%	$364
2007	$12.81	0.09		2.90	2.99	— (3)	(0.19)	(0.19)	$15.61	23.60%	1.50%	0.49%	82%	$438

26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

29

(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks

33

and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $1,601,934, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73906   1112

    ANNUAL REPORT                        OCTOBER 31, 2011

Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance, as well as market factors and strategies that affected fund returns. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Volatile Period Produces Moderate U.S. Stock Returns

Broad U.S. stock market indices returned roughly 7–10% during the 12 months ended October 31, 2011. That’s a moderate level of equity performance compared with the shorter-term volatility we experienced during the period.

For example, from October 31, 2010, to April 29, 2011, the S&P 500 Index gained over 15%. That upturn was the latter part of an approximately 30% rally (extending back to late August 2010) that began in expectation of the Federal Reserve’s second round of quantitative easing (government securities purchases intended to stimulate economic growth and investment risk-taking), which started during the fourth quarter of 2010.

Economic optimism and increased risk-taking governed market performance from the third quarter of 2010 until the end of April 2011. That optimism eroded, however, and investors’ risk tolerance reversed as high fuel prices, further U.S. home value declines, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide.

In response, the S&P 500 Index declined over 15% from the end of April to early October 2011. And the roller coaster wasn’t over—the S&P 500 Index rebounded over 14% during a stretch in October on better economic news and European efforts to ease the debt crisis.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams,
Chief Investment Officer,
U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities managed positive returns during a volatile 12 months ended October 31, 2011. Action in stocks in some respects mirrored changes in the pace of economic growth—U.S. gross domestic product expanded at a 2.3% annual rate in the fourth quarter of 2010, but dipped to 0.4% and 1.3% in the first and second quarters of 2011, respectively, before returning to 2.0% growth in the third quarter of the year.

Similarly, stocks began the period with gains, buoyed by robust corporate earnings growth; the Federal Reserve’s second round of quantitative easing; and the extension of unemployment benefits and Bush-era tax cuts. But uncertainty generated by a series of events—including political unrest in the Middle East, the tragic earthquake and nuclear disaster in Japan, and concerns around the resolution of European sovereign debt and U.S. budgetary issues—served to compress price/earnings multiples. Equity markets finished the fiscal year with a sharp rebound in October after the economic data turned out to be not as bad as feared.

Growth Outperformed Value

In that environment, growth-oriented shares outperformed value across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was widely dispersed, reflecting the volatile nature of the reporting period. For example, both consumer staples and consumer discretionary stocks were among the best-performing segments within the index. It was a similar story when looking at many economically sensitive sectors—energy was the top performer, while materials and industrials were among the lagging sectors. Financials also underperformed, partly as a result of worry about exposure to Europe and the slowing economy. Information technology stocks fared reasonably well overall, though performance varied widely within the sector.

U.S. Stock Index Returns
For the 12 months ended October 31, 2011
Russell 1000 Index (Large-Cap)	8.01%	Russell 2000 Index (Small-Cap)	6.71%
Russell 1000 Growth Index	9.92%	Russell 2000 Growth Index	9.84%
Russell 1000 Value Index	6.16%	Russell 2000 Value Index	3.54%
Russell Midcap Index	7.85%
Russell Midcap Growth Index	10.08%
Russell Midcap Value Index	5.83%

4

Performance

Total Returns as of October 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	8.20%	3.58%	3.97%	13.27%	6/30/71(1)
Russell 1000 Growth Index	—	9.92%	3.04%	3.56%	N/A(2)	—
Institutional Class	TWGIX	8.42%	3.80%	4.18%	4.76%	6/16/97
A Class(3) No sales charge* With sales charge*	TCRAX	7.93% 1.73%	3.33% 2.12%	3.71% 3.10%	4.66% 4.23%	6/4/97
C Class	TWRCX	7.13%	—	—	9.08%	3/1/10
R Class	AGWRX	7.62%	3.07%	—	5.31%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
(2)	Index data not available prior to 12/29/78.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth gained 8.20%* in the 12 months ended October 31, 2011. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 9.92%. The portfolio continued to outperform its benchmark for the five- and 10-year periods ended in October (see page 5).

In terms of the Growth fund’s absolute returns for the fiscal year, information technology shares contributed most to performance. Financials led a handful of sectors that detracted fractionally from absolute results. Relative to the benchmark, stock selection made the consumer discretionary and financials sectors the leading detractors. Stock choices in the industrials and health care sectors contributed most to relative performance.

Leading Detractors

In the consumer discretionary space, positioning in the multiline retail; media; and textiles, apparel, and luxury goods industry segments detracted most. Specialty retailer OfficeMax, auto parts maker Autoliv, and media company Scripps Networks Interactive were the leading individual detractors. We eliminated our holdings in OfficeMax and Scripps. Autoliv’s stock suffered from uncertainty as a result of an EU investigation relating to price fixing. The nature of the investigation means that the company can say little to investors other than that they will take a charge as a result. We continued to hold the stock because the firm’s active safety business has a positive outlook for the next few years.

Among financial shares, stock selection meant holdings in the insurance industry segment detracted. It also hurt to be underrepresented in shares of real estate investment trusts. In the energy sector, positioning among oil, gas, and consumable fuels companies detracted most, while in the materials segment chemicals firms were responsible for the underperformance. Dutch chemical firm LyondellBasell Industries suffered from weakness in the end-market for its products. Nevertheless, we continue to hold the stock because of its competitive advantage in terms of using onshore natural gas as opposed to oil as an input in its production process.

A number of the leading individual detractors were in the technology sector. It hurt to hold an underweight position in IBM, whose stock benefited from being perceived as somewhat of a “safe-haven” within the technology sector during the market downturn. We believe IBM is trading at an historically high relative valuation given the company’s growth rate and impending slowdown in their mainframe computer business. It also hurt to hold a stake in storage hardware provider Network Appliance, which reported inline results but lowered its forward outlook because of a slowdown in the financial and government sectors. We reduced the position, but still believe Network Appliance will continue to gain market share from competitors Hewlett-Packard, Hitachi, and IBM.

*All fund returns referenced in this commentary are for Investor Class shares.

7

 Leading Contributors

Looking at positive contributors to relative results, stock selection drove outperformance in the industrials and health care sectors. In the industrial space, the leading contribution to performance came from a stake in aerospace and defense firm Goodrich. The company was acquired during the period by United Technologies at a significant premium. Holdings in the machinery and electrical equipment industries also helped relative performance. In addition, it was beneficial to have no exposure to the poor-performing airlines segment.

Among health care shares, positioning among health care equipment and pharmaceutical stocks helped performance compared with the benchmark. The largest individual contributor was biotechnology firm Alexion Pharmaceutical. The company received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders. Other notable contributors in this space were Covidien, Intuitive Surgical, and Allergan, among others.

In terms of individual contributors, it was beneficial to have no exposure to shares of Hewlett-Packard. The technology giant underperformed as its personal computer business struggled, services costs rose, and margins declined, while management continued to struggle to turn around the company. Another notable contributor was Accenture, which provides technology consulting and services. The company benefited from rising demand for its business consulting services, as customers focused on both cost-cutting and revenue enhancements.

Current Positioning

We understand that investors use the Growth portfolio as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that the Growth portfolio is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2011, the information technology and consumer discretionary sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight position was in industrial shares.

8

Fund Characteristics

OCTOBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	6.0%
Exxon Mobil Corp.	3.8%
Google, Inc., Class A	2.8%
Schlumberger Ltd.	2.6%
Oracle Corp.	2.5%
Coca-Cola Co. (The)	2.2%
United Technologies Corp.	1.7%
McDonald’s Corp.	1.7%
Philip Morris International, Inc.	1.7%
Microsoft Corp.	1.7%

Top Five Industries	% of net assets
Software	7.9%
Computers and Peripherals	7.8%
Oil, Gas and Consumable Fuels	7.3%
Aerospace and Defense	4.5%
Hotels, Restaurants and Leisure	4.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	—*

*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(1) 5/1/11 – 10/31/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$924.30	$4.75	0.98%
Institutional Class	$1,000	$925.30	$3.79	0.78%
A Class	$1,000	$923.10	$5.96	1.23%
C Class	$1,000	$919.70	$9.58	1.98%
R Class	$1,000	$921.60	$7.17	1.48%
Hypothetical
Investor Class	$1,000	$1,020.27	$4.99	0.98%
Institutional Class	$1,000	$1,021.27	$3.97	0.78%
A Class	$1,000	$1,019.01	$6.26	1.23%
C Class	$1,000	$1,015.22	$10.06	1.98%
R Class	$1,000	$1,017.75	$7.53	1.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2011

	Shares	Value
Common Stocks — 98.5%
AEROSPACE AND DEFENSE — 4.5%
Hexcel Corp.(1)	1,021,500	$25,241,265
Honeywell International, Inc.	2,047,700	107,299,480
Precision Castparts Corp.	429,000	69,991,350
Textron, Inc.	1,307,900	25,399,418
United Technologies Corp.	1,810,400	141,174,992
		369,106,505
AIR FREIGHT AND LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	1,800,200	126,446,048
AUTO COMPONENTS — 1.8%
Autoliv, Inc.	915,100	52,865,327
BorgWarner, Inc.(1)	1,206,900	92,315,781
		145,181,108
AUTOMOBILES — 0.7%
Harley-Davidson, Inc.	1,414,000	55,004,600
BEVERAGES — 4.3%
Boston Beer Co., Inc., Class A(1)	119,200	10,546,816
Coca-Cola Co. (The)	2,649,900	181,041,168
Hansen Natural Corp.(1)	281,100	25,043,199
PepsiCo, Inc.	2,091,400	131,653,630
		348,284,813
BIOTECHNOLOGY — 1.6%
Alexion Pharmaceuticals, Inc.(1)	500,600	33,795,506
Amgen, Inc.	681,500	39,029,505
Gilead Sciences, Inc.(1)	1,472,200	61,331,852
		134,156,863
CAPITAL MARKETS — 0.6%
BlackRock, Inc.	309,500	48,836,005
CHEMICALS — 2.8%
E.I. du Pont de Nemours & Co.	2,133,100	102,538,117
Monsanto Co.	1,066,100	77,558,775
Rockwood Holdings, Inc.(1)	1,143,600	52,651,344
		232,748,236
COMMUNICATIONS EQUIPMENT — 3.3%
Cisco Systems, Inc.	4,572,600	84,730,278
F5 Networks, Inc.(1)	424,800	44,157,960
Polycom, Inc.(1)	1,166,332	19,279,468
QUALCOMM, Inc.	2,315,400	119,474,640
		267,642,346
COMPUTERS AND PERIPHERALS — 7.8%
Apple, Inc.(1)	1,203,200	487,031,296
EMC Corp.(1)	4,374,700	107,223,897
NetApp, Inc.(1)	1,017,400	41,672,704
		635,927,897
CONSUMER FINANCE — 0.7%
American Express Co.	1,221,600	61,837,392
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
Windstream Corp.	1,723,900	20,979,863
ELECTRICAL EQUIPMENT — 0.7%
Rockwell Automation, Inc.	822,000	55,608,300
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Jabil Circuit, Inc.	2,659,600	54,681,376
ENERGY EQUIPMENT AND SERVICES — 3.8%
Core Laboratories NV	342,100	37,035,746
Hornbeck Offshore Services, Inc.(1)	424,600	13,943,864
Oceaneering International, Inc.	1,082,100	45,264,243
Schlumberger Ltd.	2,874,500	211,189,515
		307,433,368
FOOD AND STAPLES RETAILING — 1.5%
Costco Wholesale Corp.	994,900	82,825,425
Whole Foods Market, Inc.	506,100	36,499,932
		119,325,357
FOOD PRODUCTS — 1.5%
Hershey Co. (The)	760,500	43,523,415
Kellogg Co.	903,700	48,989,577
Mead Johnson Nutrition Co.	413,800	29,731,530
		122,244,522
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.6%
Becton, Dickinson and Co.	408,900	31,988,247
Cooper Cos., Inc. (The)	321,400	22,273,020
Covidien plc	1,538,400	72,366,336
DENTSPLY International, Inc.	859,900	31,781,904
Edwards Lifesciences Corp.(1)	438,000	33,033,960
Hill-Rom Holdings, Inc.	554,900	18,683,483
IDEXX Laboratories, Inc.(1)	291,100	20,956,289
Intuitive Surgical, Inc.(1)	87,500	37,962,750
Zimmer Holdings, Inc.(1)	478,100	25,162,403
		294,208,392
HEALTH CARE PROVIDERS AND SERVICES — 1.5%
Express Scripts, Inc.(1)	2,179,800	99,682,254
UnitedHealth Group, Inc.	428,100	20,544,519
		120,226,773

12

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 4.3%
Chipotle Mexican Grill, Inc.(1)	109,600	$36,838,752
McDonald’s Corp.	1,506,800	139,906,380
Starbucks Corp.	2,361,300	99,977,442
Starwood Hotels & Resorts Worldwide, Inc.	1,488,600	74,593,746
		351,316,320
HOUSEHOLD DURABLES — 0.6%
Tempur-Pedic International, Inc.(1)	676,000	46,008,560
HOUSEHOLD PRODUCTS — 1.3%
Church & Dwight Co., Inc.	454,900	20,097,482
Colgate-Palmolive Co.	939,800	84,929,726
		105,027,208
INSURANCE — 0.2%
Brown & Brown, Inc.	923,100	20,382,048
INTERNET AND CATALOG RETAIL — 1.6%
Amazon.com, Inc.(1)	620,400	132,461,604
INTERNET SOFTWARE AND SERVICES — 2.8%
Google, Inc., Class A(1)	394,400	233,737,216
IT SERVICES — 4.0%
Accenture plc, Class A	1,712,600	103,201,276
International Business Machines Corp.	631,400	116,575,382
MasterCard, Inc., Class A	300,600	104,380,344
		324,157,002
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Agilent Technologies, Inc.(1)	1,042,800	38,656,596
Illumina, Inc.(1)	492,300	15,074,226
Thermo Fisher Scientific, Inc.(1)	600,500	30,187,135
		83,917,957
MACHINERY — 3.2%
Cummins, Inc.	494,400	49,158,192
Deere & Co.	873,900	66,329,010
Gardner Denver, Inc.	381,100	29,470,463
Illinois Tool Works, Inc.	525,600	25,559,928
Joy Global, Inc.	1,065,500	92,911,600
		263,429,193
MARINE — 0.3%
Kirby Corp.(1)	383,200	23,582,128
MEDIA — 2.0%
CBS Corp., Class B	1,323,900	34,169,859
DirecTV, Class A(1)	1,560,600	70,944,876
Viacom, Inc., Class B	1,392,900	61,078,665
		166,193,400
METALS AND MINING — 1.6%
Cliffs Natural Resources, Inc.	1,003,100	68,431,482
Freeport-McMoRan Copper & Gold, Inc.	1,536,000	61,839,360
		130,270,842
MULTILINE RETAIL — 1.4%
Dollar General Corp.(1)	1,137,100	45,097,386
Macy’s, Inc.	2,320,000	70,829,600
		115,926,986
OIL, GAS AND CONSUMABLE FUELS — 7.3%
Devon Energy Corp.	674,700	43,821,765
EOG Resources, Inc.	568,700	50,858,841
Exxon Mobil Corp.	3,967,900	309,853,311
Noble Energy, Inc.	698,900	62,439,726
Occidental Petroleum Corp.	1,054,400	97,995,936
Southwestern Energy Co.(1)	737,900	31,021,316
		595,990,895
PERSONAL PRODUCTS — 0.8%
Estee Lauder Cos., Inc. (The), Class A	643,400	63,342,730
PHARMACEUTICALS — 2.5%
Abbott Laboratories	2,362,600	127,273,262
Allergan, Inc.	639,600	53,803,152
Perrigo Co.	288,200	26,018,696
		207,095,110
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.0%
AvalonBay Communities, Inc.	319,700	42,740,693
Simon Property Group, Inc.	337,100	43,297,124
		86,037,817
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.5%
CBRE Group, Inc.(1)	2,265,600	40,282,368
ROAD AND RAIL — 0.9%
Union Pacific Corp.	726,300	72,317,691
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.1%
Avago Technologies Ltd.	1,175,800	39,706,766
Broadcom Corp., Class A(1)	2,913,200	105,137,388
Cree, Inc.(1)	722,900	19,258,056
KLA-Tencor Corp.	797,300	37,544,857
Linear Technology Corp.	1,699,000	54,894,690
Xilinx, Inc.	2,263,400	75,733,364
		332,275,121
SOFTWARE — 7.9%
Cerner Corp.(1)	445,700	28,270,751
Check Point Software Technologies Ltd.(1)	1,005,200	57,929,676

13

Shares	Value
Electronic Arts, Inc.(1)	1,982,400	$46,289,040
Fortinet, Inc.(1)	1,364,900	31,474,594
Microsoft Corp.	5,184,900	138,073,887
Oracle Corp.	6,160,900	201,892,693
QLIK Technologies, Inc.(1)	900,600	25,730,142
Red Hat, Inc.(1)	1,311,000	65,091,150
Salesforce.com, Inc.(1)	398,000	53,001,660
		647,753,593
SPECIALTY RETAIL — 2.3%
Home Depot, Inc. (The)	1,957,900	70,092,820
Limited Brands, Inc.	1,118,300	47,762,593
O’Reilly Automotive, Inc.(1)	654,100	49,744,305
Tractor Supply Co.	321,200	22,785,928
		190,385,646
TEXTILES, APPAREL AND LUXURY GOODS — 1.0%
Coach, Inc.	1,022,700	66,547,089
Lululemon Athletica, Inc.(1)	229,000	12,933,920
		79,481,009
TOBACCO — 1.7%
Philip Morris International, Inc.	1,997,800	139,586,286
WIRELESS TELECOMMUNICATION SERVICES — 1.1%
Crown Castle International Corp.(1)	2,125,500	87,910,680
TOTAL COMMON STOCKS (Cost $7,463,334,016)		8,058,749,174
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.50%, 10/15/14, valued at $40,827,186), in a joint trading account at 0.06%, dated 10/31/11, due 11/1/11 (Delivery value $39,967,680)		39,967,613
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $40,960,256), in a joint trading account at 0.03%, dated 10/31/11, due 11/1/11 (Delivery value $39,967,646)		39,967,613
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $40,727,930), in a joint trading account at 0.04%, dated 10/31/11, due 11/1/11 (Delivery value $39,967,657)		39,967,613
SSgA U.S. Government Money Market Fund	3,459,801	3,459,801
TOTAL TEMPORARY CASH INVESTMENTS (Cost $123,362,640)		123,362,640
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $7,586,696,656)		8,182,111,814
OTHER ASSETS AND LIABILITIES†		(1,284,643)
TOTAL NET ASSETS — 100.0%		$8,180,827,171

Notes to Schedule of Investments

†Category is less than 0.05% of total net assets.
(1)  Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2011
Assets
Investment securities, at value (cost of $7,586,696,656)	$8,182,111,814
Foreign currency holdings, at value (cost of $464,246)	445,896
Receivable for investments sold	46,907,109
Receivable for capital shares sold	12,510,491
Dividends and interest receivable	4,794,337
8,246,769,647

Liabilities
Payable for investments purchased	50,340,661
Payable for capital shares redeemed	9,316,941
Accrued management fees	6,115,871
Distribution and service fees payable	169,003
65,942,476

Net Assets	$8,180,827,171

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,262,466,727
Undistributed net investment income	42,917,624
Undistributed net realized gain	280,045,902
Net unrealized appreciation	595,396,918
$8,180,827,171

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,377,431,236	207,755,948	$25.88
Institutional Class, $0.01 Par Value	$2,080,462,925	79,628,027	$26.13
A Class, $0.01 Par Value	$628,634,353	24,698,177	$25.45	*
C Class, $0.01 Par Value	$14,729,600	576,565	$25.55
R Class, $0.01 Par Value	$79,569,057	3,146,910	$25.28

*Maximum offering price $27.00 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $203,453)	$116,014,202
Interest	51,498
116,065,700

Expenses:
Management fees	68,869,827
Distribution and service fees:
A Class	1,196,365
C Class	114,299
R Class	230,601
Directors’ fees and expenses	300,311
70,711,403

Net investment income (loss)	45,354,297

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	517,339,705
Foreign currency transactions	(1,016,857)
516,322,848

Change in net unrealized appreciation (depreciation) on:
Investments	(116,265,528)
Translation of assets and liabilities in foreign currencies	32,182
(116,233,346)

Net realized and unrealized gain (loss)	400,089,502

Net Increase (Decrease) in Net Assets Resulting from Operations	$445,443,799

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2011 AND OCTOBER 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$45,354,297	$21,711,027
Net realized gain (loss)	516,322,848	481,896,410
Change in net unrealized appreciation (depreciation)	(116,233,346)	323,115,779
Net increase (decrease) in net assets resulting from operations	445,443,799	826,723,216

Distributions to Shareholders
From net investment income:
Investor Class	(16,085,104)	(9,474,213)
Institutional Class	(6,371,247)	(2,809,220)
A Class	(354,453)	(22,537)
Decrease in net assets from distributions	(22,810,804)	(12,305,970)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,815,608,193	984,370,677

Net increase (decrease) in net assets	2,238,241,188	1,798,787,923

Net Assets
Beginning of period	5,942,585,983	4,143,798,060
End of period	$8,180,827,171	$5,942,585,983

Undistributed net investment income	$42,917,624	$22,778,091

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2011

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value over time.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2011 was 0.97% for the Investor Class, A Class, C Class and R Class and 0.77% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2011 were $7,582,274,791 and $5,799,947,752, respectively.

For the year ended October 31, 2011, the fund incurred net realized gains of $4,358,025 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	57,583,802	$1,507,849,223	42,868,834	$951,268,051
Issued in connection with reorganization (Note 9)	—	—	1,023,911	24,573,857
Issued in reinvestment of distributions	592,046	15,180,062	384,127	8,458,476
Redeemed	(35,393,701)	(920,453,919)	(25,562,853)	(568,903,119)
	22,782,147	602,575,366	18,714,019	415,397,265
Institutional Class/Shares Authorized	250,000,000		150,000,000
Sold	47,037,732	1,238,818,648	25,469,004	591,790,668
Issued in connection with reorganization (Note 9)	—	—	53,875	1,305,390
Issued in reinvestment of distributions	238,680	6,165,100	122,616	2,720,853
Redeemed	(13,327,125)	(338,969,351)	(6,807,256)	(152,879,506)
	33,949,287	906,014,397	18,838,239	442,937,405
A Class/Shares Authorized	310,000,000		310,000,000
Sold	18,959,093	495,200,696	5,917,194	128,488,284
Issued in connection with reorganization (Note 9)	—	—	1,719,102	40,570,799
Issued in reinvestment of distributions	12,885	325,465	964	20,921
Redeemed	(9,913,957)	(255,065,676)	(2,746,133)	(59,876,656)
	9,058,021	240,460,485	4,891,127	109,203,348
C Class/Shares Authorized	20,000,000		20,000,000
Sold	422,812	11,102,799	56,605	1,279,112
Issued in connection with reorganization (Note 9)	—	—	204,997	4,889,189
Redeemed	(107,008)	(2,723,977)	(841)	(17,696)
	315,804	8,378,822	260,761	6,150,605
R Class/Shares Authorized	30,000,000		30,000,000
Sold	3,010,975	76,296,991	559,790	12,252,871
Issued in connection with reorganization (Note 9)	—	—	92,918	2,182,649
Redeemed	(729,423)	(18,117,868)	(172,171)	(3,753,466)
	2,281,552	58,179,123	480,537	10,682,054
Net increase (decrease)	68,386,811	$1,815,608,193	43,184,683	$984,370,677

(1)	March 1, 2010 (commencement of sale) through October 31, 2010 for the C Class.

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$8,058,749,174	—	—
Temporary Cash Investments	3,459,801	$119,902,839	—
Total Value of Investment Securities	$8,062,208,975	$119,902,839	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund participated in foreign currency risk derivative instruments during the first eight months of the period consistent with its exposure to foreign denominated securities.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,017,664) in net realized gain (loss) on foreign currency transactions and $50,522 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$22,810,804	$12,305,970
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,597,819,030
Gross tax appreciation of investments	$771,936,886
Gross tax depreciation of investments	(187,644,102)
Net tax appreciation (depreciation) of investments	$584,292,784
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(18,240)
Net tax appreciation (depreciation)	$584,274,544
Undistributed ordinary income	$42,917,624
Accumulated long-term gains	$291,168,276

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

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9. Reorganization Plan

On June 10, 2010, the Board of Directors approved a plan of reorganization (the reorganization), pursuant to which Growth acquired all of the assets of Capital Growth Fund (Capital Growth), a fund in a series issued by the corporation, in exchange for shares of equal value of Growth and assumption by Growth of certain ordinary course liabilities of Capital Growth. The financial statements and performance history of Growth were carried over post-reorganization. The reorganization was effective at the close of business on October 29, 2010.

The reorganization was accomplished by a tax-free exchange of shares. On October 29, 2010, Capital Growth exchanged its shares for shares of Growth as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Capital Growth — Investor Class	2,077,088	Growth — Investor Class	1,023,911
Capital Growth — Institutional Class	109,789	Growth — Institutional Class	53,875
Capital Growth — A Class	3,382,474	Growth — A Class	1,681,204
Capital Growth — B Class	80,143	Growth — A Class	37,898
Capital Growth — C Class	438,099	Growth — C Class	204,997
Capital Growth — R Class	187,997	Growth — R Class	92,918

The net assets of Capital Growth and Growth immediately before the reorganization were $73,521,884 and $5,869,064,099, respectively. Capital Growth’s unrealized appreciation of $13,044,432 was combined with that of Growth. Immediately after the reorganization, the combined net assets were $5,942,585,983. Growth acquired capital loss carryovers of $(1,831,877) from Capital Growth.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$24.00	0.16	1.81	1.97	(0.09)	$25.88	8.20%	0.98%	0.58%	79%	$5,377,431
2010	$20.28	0.10	3.68	3.78	(0.06)	$24.00	18.65%	1.00%	0.43%	86%	$4,440,152
2009	$17.69	0.09	2.58	2.67	(0.08)	$20.28	15.25%	1.00%	0.50%	114%	$3,372,274
2008	$26.78	0.04	(9.10)	(9.06)	(0.03)	$17.69	(33.86)%	1.00%	0.16%	129%	$2,617,302
2007	$21.99	0.04	4.76	4.80	(0.01)	$26.78	21.86%	1.00%	0.15%	112%	$4,132,570
Institutional Class
2011	$24.23	0.20	1.84	2.04	(0.14)	$26.13	8.42%	0.78%	0.78%	79%	$2,080,463
2010	$20.47	0.14	3.72	3.86	(0.10)	$24.23	18.90%	0.80%	0.63%	86%	$1,106,748
2009	$17.86	0.12	2.61	2.73	(0.12)	$20.47	15.45%	0.80%	0.70%	114%	$549,496
2008	$27.03	0.08	(9.17)	(9.09)	(0.08)	$17.86	(33.71)%	0.80%	0.36%	129%	$286,262
2007	$22.19	0.09	4.81	4.90	(0.06)	$27.03	22.13%	0.80%	0.35%	112%	$284,695
A Class(3)
2011	$23.60	0.08	1.79	1.87	(0.02)	$25.45	7.93%	1.23%	0.33%	79%	$628,634
2010	$19.94	0.04	3.62	3.66	— (4)	$23.60	18.37%	1.25%	0.18%	86%	$369,142
2009	$17.40	0.04	2.54	2.58	(0.04)	$19.94	14.99%	1.25%	0.25%	114%	$214,371
2008	$26.36	(0.02)	(8.94)	(8.96)	—	$17.40	(34.03)%	1.25%	(0.09)%	129%	$141,441
2007	$21.68	(0.04)	4.72	4.68	—	$26.36	21.59%	1.25%	(0.10)%	112%	$206,837

25

xxxxx
Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
C Class
2011	$23.85	(0.12	1.82	1.70	—		$25.55	7.13%	1.98%		(0.42%		79%		$14,730
2010(5)	$22.10	(0.10)	1.85	1.75	—		$23.85	7.92%	2.00	%(6)	(0.66	)%(6)	86	%(7)	$6,219
R Class
2011	$23.49	— (4)	1.79	1.79	—		$25.28	7.62%	1.48%		0.08%		79%		$79,569
2010	$19.90	(0.02)	3.61	3.59	—		$23.49	18.10%	1.50%		(0.07)%		86%		$20,325
2009	$17.35	(0.01)	2.56	2.55	—	(4)	$19.90	14.67%	1.50%		0.00	%(8)	114%		$7,656
2008	$26.37	(0.08)	(8.94)	(9.02)	—		$17.35	(34.21)%	1.50%		(0.34)%		129%		$3,280
2007	$21.74	(0.10)	4.73	4.63	—		$26.37	21.30%	1.50%		(0.35)%		112%		$2,383

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(4)	Per-share amount was less than $0.005.
(5)	March 1, 2010 (commencement of sale) through October 31, 2010.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.
(8)	Ratio was less than 0.005%.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2011

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

28

(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

32

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

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Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

34

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2011.

For corporate taxpayers, the fund hereby designates $22,810,804, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2011 as qualified for the corporate dividends received deduction.

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Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-73925   1112

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, James A. Olson and Andrea C. Hall are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $282,129
FY 2011:                    $285,752

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0
(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                      $0
FY 2011: $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $59,174
FY 2011:                    $67,680

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY MUTUAL FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 29, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2011